                                                            File Number 33-64395

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                    FORM S-6

                    POST-EFFECTIVE AMENDMENT NUMBER 4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
               (formerly Minnesota Mutual Variable Life Account)
               -------------------------------------------------
                                 (Name of Trust)


                       Minnesota Life Insurance Company
            (formerly The Minnesota Mutual Life Insurance Company)
            ------------------------------------------------------
                                   (Depositor)

            400 Robert Street North, St. Paul, Minnesota  55101-2098
            --------------------------------------------------------
                    (Depositor's Principal Executive Offices)

                               Dennis E. Prohofsky
             Senior Vice President, General Counsel and Secretary
                       Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota  55101-2098
                         -------------------------------
                               (Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C.  20007


It is proposed that this filing will become effective (check appropriate box):

    immediately upon filing pursuant to paragraph (b) of Rule 485
---
 X  on May 3, 1999 pursuant to paragraph (b) of Rule 485
---
    60 days after filing pursuant to paragraph (a)(i) of Rule 485
---
    on (date) pursuant to paragraph (a)(i) of Rule 485
---
    this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment


Title of Securities being registered:
Variable Adjustable Life-Second Death Insurance Policies

                                MINNESOTA LIFE
                             VARIABLE LIFE ACCOUNT

                                       OF

                       MINNESOTA LIFE INSURANCE COMPANY

                           CROSS REFERENCE TO ITEMS
                            REQUIRED BY FORM N-8B-2

N-8B-2 Item    Caption in Prospectus
-----------    ---------------------

      1.       Cover Page

      2. Cover Page; General Descriptions, Minnesota Life Insurance Company, Variable Life Account

      3.       Not Applicable

      4.       Distribution of Policies

      5.       General Descriptions, Variable Life Account

      6.       General Descriptions, Variable Life Account

      7.       Not Applicable

      8.       Not Applicable

      9.       Legal Proceedings

     10. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges; Voting Rights

     11. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

     12. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

     13. Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges

     14. Detailed Information About the Variable Adjustable Life Insurance Policy, Adjustable Life Insurance; Applications and Policy Issue

     15. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Premiums

     16.       Not Applicable

     17. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy

     18. Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund

     19.       Voting Rights

     20.       Not Applicable

     21.       Not Applicable

     22.       Not Applicable

     23.       Not Applicable

     24.       Not Applicable

     25.       General Descriptions, Minnesota Life Insurance Company

     26.       Not Applicable

     27.       General Descriptions, Minnesota Life Insurance Company

     28.       Directors and Principal Officers of Minnesota Life

     29.       General Descriptions, Minnesota Life Insurance Company

     30.       Not Applicable

     31.       Not Applicable

     32.       Not Applicable

     33.       Not Applicable

     34.       Not Applicable

     35.       General Descriptions, Minnesota Life Insurance Company

     36.       Not Applicable

     37.       Not Applicable

     38.       Distribution of Policies

     39.       Distribution of Policies

     40.       Not Applicable

     41.       Distribution of Policies

     42.       Not Applicable

     43.       Not Applicable

     44. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Values

     45.       Not Applicable

     46. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Loans, Surrender

     47.       Not Applicable

                                     PART I

                      INFORMATION REQUIRED IN PROSPECTUS

  Prospectus

  Variable Adjustable Life
    Second Death Insurance
                    Policy






This prospectus describes a Variable Adjustable Life Second Death Insurance Policy ("VAL-SD") issued by Minnesota Life Insurance Company ("Minnesota Life"). It provides life insurance protection payable at the death of the second insured to die ("second death") so long as scheduled premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insureds.

The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

VAL-SD policy values may be invested in our separate account called the Variable Life Account. Policy values may also be invested in a general account option. The actual cash value of all Policies will vary with the investment experience of these options.

The Variable Life Account invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund, a series of Templeton Variable Products Series Fund (the "Funds"). The Funds have seventeen Portfolios which are available to the Variable Life Account. They are:

 .Growth Portfolio       .Value Stock Portfolio
 .Bond Portfolio         .Small Company Value Portfolio
 .Money Market Portfolio .Global Bond Portfolio
 .Asset Allocation Portfolio
                        .Index 400 Mid-Cap Portfolio
 .Mortgage Securities Portfolio
                        .Macro-Cap Value Portfolio
 .Index 500 Portfolio    .Micro-Cap Growth Portfolio
 .Capital Appreciation Portfolio
                        .Real Estate Securities Portfolio
 .International Stock Portfolio
                        . Templeton Developing Markets Fund
 .Small Company Growth Portfolio

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The policies have not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Minnesota Life Insurance Company

400 Robert Street North

St. Paul, MN 55101-2098

651.665.3500 Tel

www.minnesotamutual.com

Dated: May 3, 1999

             Table of Contents

                                                                          Page
Summary..................................................................   1
Condensed Financial Information..........................................   8
General Descriptions
  Minnesota Life Insurance Company.......................................  11
  Variable Life Account..................................................  11
  Advantus Series Fund, Inc..............................................  11
  Templeton Variable Products Series Fund................................  12
  Additions, Deletions or Substitutions..................................  12
  Selection of Sub-Accounts..............................................  13
  The Guaranteed Principal Account.......................................  13
Detailed Information about the Variable Adjustable Life Second Death In-
 surance Policy
  Adjustable Life Insurance..............................................  14
  Policy Adjustments.....................................................  16
  Applications and Policy Issue..........................................  20
  Policy Premiums........................................................  20
  Policy Values..........................................................  24
  Death Benefit Options..................................................  26
  Policy Loans...........................................................  27
  Surrender..............................................................  29
  Free Look..............................................................  30
  Conversion.............................................................  30
  Policy Exchange........................................................  30
  Policy Charges.........................................................  30
  Other Policy Provisions................................................  33
Other Matters
  Federal Tax Status.....................................................  36
  Tax Treatment of Policy Benefits.......................................  37
  Multiple Policies......................................................  39
  Directors and Principal Management Officers of Minnesota Life..........  40
  Voting Rights..........................................................  41
  Distribution of Policies...............................................  41
  Legal Matters..........................................................  42
  Legal Proceedings......................................................  42
  Year 2000 Computer Problem.............................................  42
  Experts................................................................  42
  Registration Statement.................................................  42
Special Terms............................................................  43
Financial Statements of Minnesota Life Variable Life Account.............  44
Financial Statements of Minnesota Life Insurance Company.................  65
Appendix I-Illustrations of Policy Values, Death Benefits and Premiums...  92
Appendix II-Summary of Policy Charges....................................  98
Appendix III-Illustration of Death Benefit Calculation................... 103
Appendix IV-Policy Loan Example.......................................... 104
Appendix V-Example of Sales Load Computation............................. 105
Appendix VI-Average Annual Returns....................................... 106
Appendix VII-S&P 500 Performance History................................. 107
Appendix VIII-Range of Returns........................................... 108

                                                           Summary
  The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant Policy features. This summary is not comprehensive. You should review the information contained elsewhere in this prospectus. You should also refer to the heading "Special Terms" for the definition of unfamiliar terms.

What is a Variable Adjustable Life Second Death Insurance Policy?
  The Variable Adjustable Life Insurance Policy (the "Policy") described in this prospectus combines traditional insurance provisions, flexible administrative procedures and significant and useful market sensitive investment features. First and foremost, the Policy provides a guaranteed death benefit payable at the second death so long as scheduled premiums are paid. In this respect, the Policy is similar to conventional survivorship life policies. In addition, the Policy contains adjustment features which give you the flexibility to tailor the Policy to your individual requirements at issue and to adjust the Policy thereafter as your insurance needs change.
  Policy values are invested at your direction in the several portfolios of Advantus Series Fund, Inc., in Class 2 of the Templeton Developing Markets Fund (the "Funds") or in a Minnesota Life general account option. Such investment enables you to obtain market rates of return on your investment in the Policy in combination with guaranteed insurance protection.

What is the guaranteed death benefit?
  We guarantee that the face amount of insurance shown on the policy specification page will be paid at the second death so long as you do not have policy indebtedness and all scheduled premiums have been paid. Some Policies will have a scheduled decrease in such guaranteed face amount at the end of the initial policy protection period. In this case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce your life insurance protection below the guaranteed amount. We impose a charge not to exceed 3 cents per thousand dollars of face amount per month for providing this guarantee.

What makes the Policy "Adjustable"?
  The Policy is termed "Adjustable" because it allows you the flexibility to custom-design your Policy at issue and thereafter to change or "adjust" your Policy as your insurance needs change. The three components in designing your Policy are the level of premiums you wish to pay, the level of death benefit protection you need and the appropriate "plan" of insurance for you. You may choose any two of the three components--premium, face amount and plan--and we will calculate the third component.
  Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose any level of premium or death benefit that you wish. In addition, we offer a broad range of "plans" of insurance. Generally speaking, a plan refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period of time over which you will have to pay premiums. The greater your plan of insurance, the larger the policy values you may expect to be available for investment in the Policy's actual cash value, loans or partial surrenders and, for whole life plans, the shorter the period of time for which you will have to pay premiums.
  The maximum plan of insurance available is one where the Policy becomes paid-up after the payment of ten annual premiums. A paid-up Policy is one for which no additional premiums are required to guarantee the face amount of insurance until the second death, provided there is no policy indebtedness. Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount as described below, by the payment of relatively higher premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy.
  The minimum plan that we offer at original issue is a ten year protection Policy.

If the younger insured's age at original issue is over 70, the minimum plan of protection will be less than ten years, as described in the table below:

Younger Insured's                                                 Minimum Plan
    Issue Age                                                      (In Years)
-----------------                                                 ------------
       71                                                               9
       72                                                               8
       73                                                               7
       74                                                               6
  75 or greater                                                         5

  A protection Policy provides only a term plan of insurance. There is a stated face amount and a scheduled premium level, providing the stated face amount for a specified number of years, always less than for whole life. At the end of the specified number of years, a protection Policy provides a lower face amount, with a whole life plan of insurance, based on continued payment of your scheduled premiums. Relative to a whole life plan, a protection plan requires a lower initial level of premiums and offers more insurance protection with a lower investment element. The protection plan may be a suitable starting point for young policy owners who have not reached their peak earning years but who have substantial life insurance needs.

  For any given face amount of insurance, you may select a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. The higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up. For example, the table below shows the premium required for various plans for two insureds, one female age 40 and one male age 40, both standard nonsmokers for a $1,000,000 face amount VAL-SD Policy.

                                  Annual
Plan of Insurance                 Premium
-----------------                 -------
Minimum--10 year protection plan  $   712
     20 year protection plan      $ 1,019
     Whole life plan              $10,805
     25 pay life plan             $13,396
Maximum--10 pay life plan         $26,265

  The flexibility described above with respect to designing your Policy to suit your needs at issue continues throughout the time the Policy remains in force by virtue of its adjustability features. As your insurance needs and personal circumstances change over the years, you may change, subject to the limitations described herein, the premium and face amount and thus the plan.

  Some limitations do apply to policy adjustments, and these limitations are more fully described in this prospectus. See the heading "Policy Adjustments" in this prospectus on page 15. Any policy adjustment for a change in premium must result in a change of the annual premium of at least $300 and any adjustment to a Policy's face amount generally must result in a change of the face amount of at least $50,000. An adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of policy issue. If the younger insured's age at original issue is over 70, the adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) a certain number of years from the date of policy issue, based on the table below:

Younger Insured's                                                 Minimum Plan
    Issue Age                                                      (In Years)
-----------------                                                 ------------
       71                                                               9
       72                                                               8
       73                                                               7
       74                                                               6
  75 or greater                                                         5

  These face amount requirements do not apply in the following situations:

(1) When there is an automatic adjustment when the face amount is scheduled to decrease;

(2) When there is an automatic adjustment at the younger insured's age 70;

(3) When the base premium is reduced to zero.

What makes the Policy "Variable"?
  The Policy is termed "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, VAL-SD Policy values may be invested in a separate account of ours called the Minnesota Life Variable Life Account ("Variable Life Account"), the sub-accounts of which invest in corresponding Portfolios of the Funds. Thus, your policy values invested in these sub-accounts will reflect market rates of return.
  The actual cash value of the Policies, to the extent invested in sub-accounts of the

Variable Life Account, will vary with the investment experience of the sub-accounts of the Variable Life Account. These have no guaranteed minimum actual cash value. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. At the same time, the Policy offers you the opportunity to have your actual cash value appreciate more rapidly than it would under comparable fixed benefit contracts by virtue of favorable investment performance. In addition, under some Policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
  Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account. The guaranteed principal account is a general account option with a guaranteed accumulation at a fixed rate of interest. While it is more fully described in the Policy, additional information on this option may be found under the heading "The Guaranteed Principal Account" in this prospectus on page 12.

What variable investment options are available?

  The Variable Life Account invests in seventeen Portfolios of the Funds. These offer policy owners the opportunity to invest in stocks, bonds, mortgage securities and money market instruments. Policy owners who wish to actively manage the investment of their actual cash values may direct their funds to the:
 .Growth
 .Bond
 .Money Market
 .Mortgage Securities
 .Index 500
 .Capital Appreciation
 .International Stock
 .Small Company Growth
 .Value Stock
 .Small Company Value
 .Global Bond
 .Index 400 Mid-Cap
 .Macro-Cap Value
 .Micro-Cap Growth
 .Real Estate Securities Portfolios
 .Templeton Developing Markets Fund, Class 2
  We also offer an Asset Allocation Portfolio, which is designed to offer policy owners who do not wish to direct their investment the opportunity to have the Funds' investment advisers make the decisions concerning what percentages of the assets should be invested in stocks, bonds and money market instruments at any given time.

  The investment objectives and certain policies of these Portfolios of the Advantus Series Fund are as follows:
   The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
   The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
   The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
   An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
   The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
   The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely jwith the rise and fall of the general level of interest rates.
   The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
   The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
   The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
   The Small Company Growth Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Growth Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in the terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
   The Value Stock Portfolio seeks long-term accumulation of capital. The production of income through the holding of dividend paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.
   The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
   The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio and pursued its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities. Effective May 1, 1998 pursuant to a change in the investment practices of the Portfolio approved by the Board of Directors, the Portfolio will seek to achieve its investment objective by investing primarily in debt securities issued anywhere in the world. The investment objective of the Portfolio remains unchanged.

   The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
   The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.
   The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
   The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. It will pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's 500 Composite Index.
  In addition to the investments in the Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, Class 2, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the Policy are as follows:

   The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in emerging market equity securities. Countries generally considered to have emerging markets are all countries that are considered to be emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging.
  There is no assurance that any Portfolio will meet its objectives. Additional information concerning the investment objectives, policies and risks of the Portfolios can be found in the current prospectuses for the Funds, which are attached to this prospectus.

How do you allocate your net premiums?
  In your initial policy application, you indicate how you want your net premiums allocated among the guaranteed principal account and the sub-accounts of the Variable Life Account. All future net premiums will be allocated in the same proportion until you send us a written request to change the allocation. Similarly, you may transfer amounts from one sub-account to another by sending us a written request or by calling us.

What death benefit options are offered under the Policy?
  The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on whether you want favorable investment experience of amounts invested in sub-accounts of the Variable Life Account to be reflected in accelerated accumulations of actual cash value or in enhanced life insurance coverage. If investment performance is less than that assumed in the design of the Policy, the death benefit will still equal the current face amount.
  The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable investment returns, if any, will be reflected in increased actual cash values which will, on whole life plans, shorten the premium paying period. Only if and when the policy value exceeds the net single premium, as defined on page 43, for the then current face amount will the death benefit vary.
  The Protection Option provides a variable death benefit from the issue date as well as variable actual cash values. Favorable investment returns will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in actual cash values under the Protection Option will not be as great as under the Cash Option.

Do you have access to your policy values?
  Yes. Your actual cash value is available to you until the second death. You may use the actual cash value to provide retirement income, as collateral for a loan, to continue some insurance protection if you do not wish to continue paying premiums or to obtain cash by surrendering your Policy in full or in part.
  You may also borrow up to 90 percent of your policy value as a policy loan. Each alternative may be subject to conditions described in the Policy or in this prospectus under the heading "Policy Values" on page 22 and certain transactions may have tax consequences as described under the heading "Federal Tax Status" on page 35.

What charges are associated with the Policy?
  We assess certain charges from each premium payment, from policy values and from the amounts held in the Variable Life Account. All of these charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the Policies, are fully described under the heading "Policy Charges" in this prospectus on page 29. Because of the significance of these charges in early policy years, prospective purchasers should purchase a Policy only if they intend to and have the financial capacity to keep it in force for a substantial period.

  Against premiums we deduct sub-standard risk charges and premiums for additional benefits. Sub-standard risk charges compensate us for providing the death benefit for policies whose mortality risks exceed the standard.
  Against base premiums we deduct a basic sales load of 7 percent and we may also deduct a first year sales load not to exceed 23 percent. We also deduct from premiums an underwriting charge, a premium tax charge of 2.5 percent and a federal tax charge of 1.25 percent. Nonrepeating premiums are currently subject to the premium tax charge and the federal tax charge.

  Against the actual cash value of a Policy we deduct an administration charge not to exceed $15 per month, a face amount guarantee charge not to exceed 3 cents per thousand dollars of face amount per month, a transaction charge for each Policy adjustment or transfer, and a monthly cost of insurance charge.

  Against the assets held in the Variable Life Account we assess a mortality and expense risk charge which is deducted from the Variable Life Account assets on each date on which a fund portfolio is valued at an annual rate of .50 percent of the Variable Life Account average daily net assets.

  Advantus Capital Management, Inc., one of our subsidiaries, acts as the investment adviser to Advantus Series Fund and also deducts from the Fund the advisory fee of the fund manager and the fund expense for the portfolio expense for each of VAL-SD's portfolios. The respective advisory fee and fund expense as a percent of average daily net assets for each portfolio were as follows:

                                     Fund Expense
                           Advisory (after expense
Portfolio                     Fee   reimbursement) Total
---------                  -------- -------------- -----
Growth                        .50%       .03%       .53%
Bond                          .50        .05        .55
Money Market                  .50        .08        .58
Asset Allocation              .50        .03        .53
Mortgage Securities           .50        .07        .57
Index 500                     .40        .04        .44
Capital Appreciation          .75        .03        .78
International Stock           .70        .24        .94
Small Company Growth          .75        .04        .79
Value Stock                   .75        .04        .79
Small Company Value(1)        .75        .15        .90
Global Bond                   .60        .53       1.13
Index 400 Mid-Cap(1)          .40        .15        .55
Macro-Cap Value(1)            .70        .15        .85
Micro-Cap Growth(1)          1.10        .15       1.25
Real Estate Securities(1)     .75        .15        .90

-------

(1) Minnesota Life voluntarily absorbed certain expenses of the Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios for the period ended December 31, 1998. If these Portfolios had been charged for expenses, the ratio of expenses to average daily net assets would have been 1.83%, 1.36%, 2.53%, 2.10%, and 1.90%, respectively. For these Portfolios, it is Minnesota Life's intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15%. Minnesota Life also reserves the option to reduce the level of other expenses which it will voluntarily absorb.

  For more information about the Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.

  The Templeton Developing Markets Fund pays the following annual fees and expenses:

 .  investment adviser management fees--1.25 percent

 .  other fund expenses--.66 percent.

  In addition, Class 2 of the Templeton Developing Markets Fund has a Rule 12b-1 plan and may pay up to 0.25 percent annually of the average daily net assets for distribution. For more information, see the Templeton Fund's prospectus.

Are the benefits under a Policy subject to federal income tax?
  Under current federal tax law, life insurance policies receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. Owners of a life insurance policy are not taxed on any increase in the cash value while the policy remains in force.

  If a Policy is or becomes a modified endowment policy under federal tax law, certain distributions made during either insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Policy are includable in gross income on an income-first basis. A 10 percent penalty tax may also be imposed on distributions made before the policy owner attains age 59 1/2. Policies that are not modified endowment policies under federal tax law receive preferential tax treatment with respect to certain distributions. We will monitor your Policy to determine whether it may become a modified endowment contract.
  For a discussion of the tax issues associated with this Policy, see "Federal Tax Status" in this prospectus on page 35.

How do you purchase a Policy?
  To be eligible to purchase a Policy both insureds must be between age 20 and age 85 inclusive, satisfy our underwriting standards and the Policy must have a face amount of at least $200,000. The procedure to purchase a Policy is to complete an application, provide us with evidence of insurability satisfactory to us and pay your first scheduled premium. See the heading "Applications and Policy Issue" in this prospectus on page 19.
  For a limited time after your application for the Policy and delivery of it, you may return the Policy for a refund of all premium payments within the terms of its "free look" provision. See the heading "Free Look" in this prospectus on page 29. As a conversion privilege you can obtain comparable fixed insurance coverage by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

             Condensed Financial Information
  The financial statements of Minnesota Life Insurance Company and of Minnesota Life Variable Life Account may be found elsewhere in this prospectus.
  The table below gives per unit information about the financial history of each sub-account from the inception of each to December 31, 1998. This information should be read in conjunction with the financial statements and related notes of Minnesota Life Variable Life Account included in this prospectus.

                                                           Year Ended December 31,
                   -------------------------------------------------------------------------------------------------------
                      1998       1997       1996       1995       1994       1993      1992      1991      1990     1989
                   ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- -------
 Growth Sub-
 Account:
 Unit value at
 beginning of
 year                   $3.43      $2.59      $2.22      $1.79      $1.79      $1.72     $1.65     $1.23     $1.24   $0.99
 Unit value at
 end of year            $4.60      $3.43      $2.59      $2.22      $1.79      $1.79     $1.72     $1.65     $1.23   $1.24
 Number of units
 outstanding at
 end of year       22,653,190 19,284,419 16,176,371 12,822,494  9,964,217  6,671,352 3,703,167 1,251,845   511,276 257,995
 Bond Sub-
 Account:
 Unit value at
 beginning of
 year                   $2.17      $1.99      $1.95      $1.63      $1.72      $1.57     $1.48     $1.26     $1.18   $1.06
 Unit value at
 end of year            $2.29      $2.17      $1.99      $1.95      $1.63      $1.72     $1.57     $1.48     $1.26   $1.18
 Number of units
 outstanding at
 end of year       13,380,650  9,679,443  7,366,222  5,340,539  3,659,230  2,240,344 1,281,711   654,954   484,684 247,525
 Money Market
 Sub-Account:
 Unit value at
 beginning of
 year                   $1.66      $1.58      $1.52      $1.45      $1.40      $1.37     $1.34     $1.27     $1.19   $1.10
 Unit value at
 end of year            $1.73      $1.66      $1.58      $1.52      $1.45      $1.40     $1.37     $1.34     $1.27   $1.19
 Number of units
 outstanding at
 end of year        5,915,721  4,323,601  4,082,791  3,509,791  2,920,337  1,849,721 1,167,590   536,680   341,717 141,494
 Asset Allocation
 Sub-Account:
 Unit value at
 beginning of
 year                   $2.96      $2.50      $2.23      $1.79      $1.83      $1.73     $1.62     $1.26     $1.22   $1.02
 Unit value at
 end of year            $3.64      $2.96      $2.50      $2.23      $1.79      $1.83     $1.73     $1.62     $1.26   $1.22
 Number of units
 outstanding at
 end of year       38,273,621 34,942,517 32,104,595 27,633,273 23,769,797 18,341,417 8,943,507 2,587,520 1,202,183 408,152
 Mortgage
 Securities
 Sub-Account:
 Unit value at
 beginning of
 year                   $2.31      $2.13      $2.03      $1.73      $1.80      $1.66     $1.56     $1.35     $1.24   $1.10
 Unit value at
 end of year            $2.45      $2.31      $2.13      $2.03      $1.73      $1.80     $1.66     $1.56     $1.35   $1.24
 Number of units
 outstanding at
 end of year        5,351,168  4,464,617  4,175,648  3,616,256  3,250,971  2,419,453 1,471,984   555,964   241,631  95,633
 Index 500 Sub-
 Account:
 Unit value at
 beginning of
 year                   $3.86      $2.93      $2.42      $1.78      $1.77      $1.62     $1.51     $1.17     $1.23   $0.95
 Unit value at
 end of year            $4.92      $3.86      $2.93      $2.42      $1.78      $1.77     $1.62     $1.51     $1.17   $1.23
 Number of units
 outstanding at
 end of year       28,132,934 22,433,487 17,250,529 11,917,281  8,997,722  6,074,831 4,026,796 1,307,951   658,612 237,854

                                                         Year Ended December 31,
                   --------------------------------------------------------------------------------------------------------
                      1998          1997       1996       1995       1994         1993         1992         1991     1990
                   ----------    ---------- ---------- ---------- ----------    ---------    ---------    --------- -------
 Capital
 Appreciation
 Sub-Account:
 Unit value at
 beginning of
 year                   $3.82         $3.00      $2.56      $2.10      $2.06        $1.87        $1.79        $1.27   $1.30
 Unit value at
 end of
 year                   $4.98         $3.82      $3.00      $2.56      $2.10        $2.06        $1.87        $1.79   $1.27
 Number of units
 outstanding at
 end
 of year           24,802,737    22,986,605 19,778,274 16,587,673 12,929,134    9,082,661    5,053,453    1,689,614 802,456
 International
 Stock Sub-
 Account:
 Unit value at
 beginning of
 period                 $1.99         $1.79      $1.50      $1.32      $1.33        $0.93        $1.00(a)
 Unit value at
 end of period          $2.11         $1.99      $1.79      $1.50      $1.32        $1.33        $0.93
 Number of units
 outstanding at
 end of period     42,958,209    35,764,833 28,056,128 20,883,317 15,062,750    6,244,750    1,615,754
 Small Company
 Growth Sub-
 Account:
 Unit value at
 beginning of
 period                 $1.81         $1.90      $1.59      $1.21      $1.15        $1.00(b)
 Unit value at
 end of period          $1.82         $1.81      $1.90      $1.59      $1.21        $1.15
 Number of units
 outstanding at
 end of period     33,912,334    27,207,371 19,918,050 13,089,758  7,074,933    1,261,521
 Value Stock Sub-
 Account:
 Unit value at
 beginning of
 period                 $2.15         $1.78      $1.37      $1.04      $1.00(c)
 Unit value at
 end of period          $2.18         $2.15      $1.78      $1.37      $1.04
 Number of units
 outstanding at
 end of period     23,718,362    17,273,210  9,648,331  3,864,294    971,938
 Small Company
 Value Sub-
 Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $0.86
 Number of units
 outstanding at
 end of year          894,678
 Global Bond Sub-
 Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $1.12
 Number of units
 outstanding at
 end of year          293,075
 Index 400 Mid-
 Cap Sub-Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $1.05
 Number of units
 outstanding at
         end of year        1,020,446
                    1989
                   -------
 Capital
 Appreciation
 Sub-Account:
 Unit value at
 beginning of
 year                $0.95
 Unit value at
 end of
 year                $1.30
 Number of units
 outstanding at
 end
 of year           181,898
 International
 Stock Sub-
 Account:
 Unit value at
 beginning of
 period
 Unit value at
 end of period
 Number of units
 outstanding at
 end of period
 Small Company
 Growth Sub-
 Account:
 Unit value at
 beginning of
 period
 Unit value at
 end of period
 Number of units
 outstanding at
 end of period
 Value Stock Sub-
 Account:
 Unit value at
 beginning of
 period
 Unit value at
 end of period
 Number of units
 outstanding at
 end of period
 Small Company
 Value Sub-
 Account:
 Unit value at
 beginning of
 year
 Unit value at
 end of year
 Number of units
 outstanding at
 end of year
 Global Bond Sub-
 Account:
 Unit value at
 beginning of
 year
 Unit value at
 end of year
 Number of units
 outstanding at
 end of year
 Index 400 Mid-
 Cap Sub-Account:
 Unit value at
 beginning of
 year
 Unit value at
 end of year
 Number of units
 outstanding at
 end of year

                                                            Year Ended December 31,
                   ------------------------------------------------------------------------------------------------------------
                      1998          1997       1996       1995       1994       1993      1992      1991      1990      1989
                   ----------    ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
 Macro-Cap Value
 Sub-Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $1.06
 Number of units
 outstanding at
 end of year          823,503
 Micro-Cap Growth
 Sub-Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $1.03
 Number of units
 outstanding at
 end of year          733,049
 Real Estate
 Securities Sub-
 Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $0.87
 Number of units
 outstanding at
 end of year          284,627
 Templeton
 Developing
 Markets Sub-
 Account:
 Unit value at
 beginning of
 year                   $1.00(d)
 Unit value at
 end of year            $0.86
 Number of units
 outstanding at
 end of year          778,238

(a) The information for the sub-account is shown for the period May 1, 1992 to December 31, 1992. May 1, 1992 was the effective date of the 1933 Act Registration.

(b) The information for the sub-account is shown for the period May 3, 1993 to December 31, 1993. May 3, 1993 was the effective date of the 1933 Act Registration.

(c) The information for the sub-account is shown for the period May 2, 1994 to December 31, 1994. May 2, 1994 was the effective date of the 1933 Act Registration.

(d) The information for the sub-account is shown for the period May 19, 1998, commencement of operations to December 31, 1998.

                                              General Descriptions
Minnesota Life Insurance Company
  We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. On October 1, 1998, a plan of reorganization created a mutual insurance holding company named Minnesota Mutual Companies, Inc. Minnesota Mutual reorganized as a stock insurance company subsidiary of the new holding company and took the new name Minnesota Life. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

Variable Life Account
  A separate account, called the Minnesota Life Variable Life Account was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.
  We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.
  The Variable Life Account currently has seventeen sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

Advantus Series Fund, Inc.
  The Variable Life Account currently invests in Advantus Series Fund, Inc., a mutual fund of the series type. Prior to May 1, 1997, the name of the Fund was "MIMLIC Series Fund, Inc." Advantus Series Fund is registered with the SEC as a diversified, open-end management investment company. Such registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Fund. The Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts including the Variable Life Account. Shares are sold and redeemed at net asset value.
  Advantus Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of Minnesota Life.
  While Advantus Capital acts as investment adviser to the Fund and its Portfolios, it has obtained an order from the SEC permitting it to act as a "manager of managers". Pursuant to the order, Advantus Capital may, for any portfolio, select one or more sub-advisers and adopt or amend an investment sub-advisory agreement without approval of the shareholders of the affected portfolio. In accordance with the order, Advantus Capital has retained the following sub-advisers:
 . Winslow Capital Management, Inc. for the Capital Appreciation Portfolio,
 . Templeton Investment Counsel, Inc. for the International Stock Portfolio,
 . J.P. Morgan Investment Management Inc. for the Macro-Cap Value Portfolio,
 . Wall Street Associates for the Micro-Cap Growth Portfolio, and
 . Julius Baer Investment Management Inc. for the Global Bond Portfolio

  The Fund currently has nineteen investment Portfolios, sixteen of which are available to the Variable Life Account. A series of the Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from the Portfolios are automatically reinvested in shares of that Portfolio at net asset value.
  For more information on the Fund and its Portfolios, see "Summary--What investment options are available?" in this prospectus and the prospectus of the Advantus Series Fund, Inc. which is attached to this prospectus.

Templeton Variable Products Series Fund
  In addition to the investments in Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, Class 2, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  Class 2 of the Templeton Developing Markets Fund pays 0.25 percent of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to us may be used for certain policy owner services or distribution activities.
  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide.

Additions, Deletions or Substitutions
  We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.
  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for variable policies, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.
  We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.
  We also reserve the right, when permitted by law, to de-register the Variable Life Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.
  Shares of the Portfolios of the Funds are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable annuity contracts and variable life insurance policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto.

Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
 . changes in state insurance laws,

 . changes in Federal income tax laws,
 . changes in the investment management of any of the Portfolios of the Funds,
  or
 . differences in voting instructions between those given by policy owners and those given by contract owners.

Selection of Sub-Accounts
  You must make a choice as to how your net premiums are allocated among the various sub-accounts. In choosing, you should consider how willing you might be to accept investment risks and the manner in which your other assets are invested. The sub-accounts represent a broad range of investments available in the marketplace.
  The common stock sub-accounts differ depending on the types of stocks that make up the account. The focus of each account varies by the size of company, growth or value style, and U.S. versus international markets. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-accounts may be more desirable options for policy owners who are willing to accept such short-term risks. These risks tend to be magnified in the sub-accounts investing in more aggressive stocks, smaller company stocks and international stocks. As an alternative to the actively managed sub-accounts, index sub-accounts are available which tend to match the risks and performance of those common stocks included in the underlying index.
  On the other hand, the experience of the recent past has been sharply divergent from the long-term historical record. Since 1980, short-term interest rates were, for a time, at a historically high level and for some period the prices of a diversified portfolio of equity securities were declining during a period when the cost of living was rising. The value of long-term bonds and mortgage securities has fallen and risen to a greater extent than in the past. Some policy owners, who desire the greatest safety of principal may prefer the money market sub-account, recognizing that the level of short-term rates may change rather rapidly. Some policy owners may wish to rely on Advantus Capital's judgment for an appropriate asset mix by choosing the asset allocation sub-account.

The Guaranteed Principal Account
  The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.
  Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed principal account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
  This prospectus describes a VAL-SD insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the VAL-SD Policy.

General Account Description Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and other variable policies, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of variable life policies. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over
13

             Detailed Information about the Variable
             Adjustable Life Second Death Insurance Policy the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.
  You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guaranteed such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

General Account Value We bear the full investment risk for amounts allocated to the guaranteed principal account and guarantees that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account. Consequently, if a policy owner allocates all net premiums only to the guaranteed principal account, and if all scheduled premiums are paid when due, there is no policy adjustment, and we deduct the maximum cost of insurance charges and all other charges as set forth in this Policy, then the actual cash value will be at least equal to the tabular cash value of the Policy.
  We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.
  Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum. Adjustable Life Insurance
Variable Adjustable Life Second Death This Policy, like joint survivor life insurance, pays a death benefit at the death of the second to die of two named insureds. Additionally this Policy, like adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you can afford to pay. Based on your selection of any two of the three components of a Policy--face amount, premium and plan--we will then calculate the third. Thus, adjustable life allows you the flexibility to custom-design a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of ages, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. The face amount and premium level, and thus the plan of insurance, may be adjusted by you, subject to the limitations described herein, so long as the Policy remains in force.

Flexibility at Issue The Policy offered by this prospectus provides the same type of flexibility found in conventional adjustable life. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or face amount that you wish. This flexibility results in a broad range of plans of insurance. Generally speaking, a plan, when used with respect to the Policy, refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period of coverage during which you will have to pay premiums.

  Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the second death whenever that occurs. Premiums may be payable for a specified number of years or until the second death. Whole life insurance plans contemplate an eventual tabular cash value accumulation, at or before the younger insured's age 100, equal to the net single premium required for that face amount of insurance. The tabular cash value is described on page 16 and is shown in your Policy. The net single premium for a whole life insurance plan is the amount of money that is necessary, on any given date, to pay for all future guaranteed cost of insurance charges for the entire lifetime of both insureds without the payment of additional premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.

  Protection insurance plans provide life insurance in an amount at least equal to the initial face amount at the second death for a specified period. After the initial protection period, there is insurance coverage in a reduced amount until the second death. Protection plans of insurance assume an eventual exhaustion of the tabular cash value at the end of that period, except for the cash value associated with the reduced amount of insurance coverage at the end of the initial protection period.
  The "greater" your plan of insurance, the larger the policy values you may expect to be available for investment in the Fund Portfolios, and, for whole life plans of insurance, the shorter the period of time during which you will have to pay premiums. Under the Policy, the highest premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy is paid-up when its policy value is such that no further premiums are required to provide the face amount of insurance until the second death, provided there is no policy indebtedness.
  Examples of such whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up.
The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled premiums were in excess of the premiums required to have a paid-up Policy for the initial face amount of coverage.
  If you select a premium amount which is less than the premium required for a whole life plan or, in other words, if you select a protection plan of insurance, the guaranteed face amount of insurance provided by the Policy will not be level during the lifetimes of both insureds. The initial face amount will be in effect until the Policy's tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed until the second death.
  At the time of scheduled reduction in face amount, we will adjust your Policy as described in the policy adjustment section of this prospectus. If the policy value (the actual cash value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.

  For example, if a standard risk VAL-SD Policy were issued with a face amount of $1,000,000 and an annual premium of $11,300, the plan of insurance for a male age 60 and a female age 60 at issue, both nonsmokers, would be full coverage for twenty years at which time the face amount would be reduced to $95,615 guaranteed until the second death.

  The table below shows the tabular cash values and guaranteed death benefits for the Policy described in the above example, and the scheduled reduction which occurs twenty years after issue.

                              Scheduled Reduction

                                                                                              Guaranteed
                                                          Tabular                              Minimum
                                                           Value                                Death
Policy                Annual                              End of                              Benefit at
 Year                 Premium                              Year                                 Issue
------                -------                             -------                             ----------
   5                  $11,300                             $38,443                             $1,000,000
  10                   11,300                              80,437                              1,000,000
  15                   11,300                              91,878                              1,000,000
  20                   11,300                                 590                              1,000,000
  21                   11,300                               6,289                                 95,615
  25                   11,300                              26,742                                 95,615

  At the policy anniversary when the scheduled reduction is to occur, we will attempt to make a policy adjustment to maintain the face amount of $1,000,000 and the annual premium of $11,300. If the actual cash value with the annual premium is sufficient to provide at least one year of protection at the then current face amount, we will adjust your Policy, keeping your face amount and annual premium constant, either eliminating the scheduled reduction in the face amount or providing that reduction at a later policy anniversary.
  If we cannot make the adjustment to maintain the current face amount, the scheduled reduction in face amount will occur as scheduled; the resulting face amount will not be less than that guaranteed.
  The lowest annual base premium allowed for any plan of insurance is $600. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be the longer of ten years from the policy issue date or five years from the date of a policy adjustment. If the younger insured's age at original issue is over age 70, the minimum plan of protection will be less than ten years, as described in the table below:

Younger Insured's                                                 Minimum Plan
    Issue Age                                                      (in years)
-----------------                                                 ------------
     71                                                                9
     72                                                                8
     73                                                                7
     74                                                                6
75 or greater                                                          5

  This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $200,000.

Policy Adjustments
  Adjustable life insurance policies allow an owner to change the premium, face amount or the plan of insurance of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount of your Policy or your scheduled premium. A change in scheduled premium or face amount will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.
  Changes in premium, face amount or the plan of insurance are referred to as policy adjustments. They may be made singly or in combination with one another. There are also four other types of policy adjustments:
(1) a partial surrender of a Policy's cash value;
(2) an adjustment so that there are no further scheduled base premiums;
(3) an automatic adjustment at the point when the face amount is scheduled to decrease; and
(4) an automatic adjustment at the policy anniversary nearest the younger insured's age 70.
  When a Policy is adjusted, we compute a new plan of insurance, face amount or premium amount, if any. If a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender, unless a different face amount is requested or required to satisfy the restrictions on adjustability described below. An adjustment providing for no further scheduled base premium payments, regardless of whether the Policy is paid-up, is also referred to as a "stop premium" mode and is described under the caption "Avoiding Lapse" on page 21 of this prospectus. At the point when the face amount is scheduled to decrease, an adjustment may be made to maintain the current face amount and premium of the Policy, as described on page 15. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" in this prospectus on page 35 for a description of the federal tax treatment of modified endowment contracts.
  In computing either a new face amount or new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "policy value" or its "tabular cash value" at the time of the change. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular cash value" is what the actual cash value of the Policy would have been if all scheduled premiums were paid annually on the premium due date, there were no policy adjustments or policy loans, any percentage increase in the actual cash value matched the Policy's assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the guaranteed principal account matched the policy's assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the policy year and other charges provided for in the Policy were deducted at the maximum amount. See, for a further description of these values, the section "Policy Values" in this prospectus on page 22. If the policy value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. If the policy value is less than the tabular cash value, use of the tabular cash value ensures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.
  Any adjustment will result in a redetermination of a Policy's tabular cash value. After adjustment, the tabular cash value shall be equal to the greater of the policy value or the tabular cash value prior to that adjustment, plus any nonrepeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.
  On adjustment, you may request a new Policy face amount. In the absence of instructions to the contrary, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment. With the Protection Option death benefit after age 70, the face amount after adjustment will equal the death benefit immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment.
  All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled premium, plan of insurance, attained ages and tabular cash value.
Nonrepeating Premiums The Policy also allows a policy owner to pay a premium called a nonrepeating premium. This payment of premium is in addition to the scheduled premium payments called for by the terms of the Policy. While the payment of a nonrepeating premium does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a nonrepeating premium will increase the policy values you have available for investment in the Fund. We may impose additional restrictions or refuse to permit nonrepeating premiums at our discretion.
Restrictions of Adjustments Adjustments can be made on any monthly anniversary of the policy date. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to your Policy. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.
  An adjustment must satisfy certain limitations on premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.
(1) An adjustment may not result in more than a paid-up whole life plan for the then current face amount.
(2) If either insured is over age 85, increases in face amount requiring evidence of insurability will not be allowed.
(3) Any adjustment for a change of premium must result in a change of the annual premium of at least $300.
(4) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years or to the younger insured's age 100, if less.
(5) Any adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $600.
(6) Any adjustment for a change of the face amount must result in a change of the face amount of at least $50,000, except for a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance. The face amount requested must be at least $200,000, except in the case of a reduction in face amount equal to the amount of a partial surrender.
(7) After adjustment, other than an automatic adjustment at the point when the face amount is scheduled to decrease, an automatic adjustment made at the younger insured's age 70, or adjustment to stop premium, the Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of issue. If the younger insured's age at original issue is over age 70, the minimum plan of protection will be less than ten years from the policy issue date, as described on page 15.
(8) An automatic adjustment at the point when the face amount is scheduled to decrease or an adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment as would be sufficient to keep the Policy in force until the next policy anniversary.
(9) If you are disabled and receiving, or are entitled to receive, waiver of premium benefits under a Waiver of Premium Agreement attached to this Policy, no adjustments will be permitted, except as provided in the Waiver of Premium Agreement.
Proof of Insurability We require proof of insurability for all adjustments resulting in an increase in face amount, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay substandard risk premiums, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a nonrepeating premium is paid if the death benefit of your Policy increases as a result of the payment of a nonrepeating premium.
Charges in Connection with Policy Adjustments In connection with a policy adjustment, we will make a special $95 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $95 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a new first year sales load on any increase in premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See, for a further description of these charges, the section "Policy Charges" in this prospectus on page 29. Limiting the first year sales load and underwriting charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase. A policy adjustment will always be more favorable than the purchase of a second Policy for the increased amount since there is no duplication of administrative charges.
  The chart below illustrates the kinds of changes that may be made as a policy adjustment and the effect of each.

IF YOU MAKE THIS                          IT WILL DO THIS:
KIND OF
ADJUSTMENT,


 If you . . .

  Decrease the current                               then: a scheduled decrease
  face amount..........  while the premium remains   in the current face amount,
  or                     the same................... if any, will take place at
  Retain the current                                 a later policy anniversary; a
  face amount..........  while the premium increases scheduled decrease in the face amount will be eliminated; or
                                                     the
                                                     premium paying period will
                                                     be shortened.

-------------------------------------------------------------------------------

 If you . . .

  Increase the current                               then: a scheduled decrease
  face amount..........  with no increase in premium in the current face amount,
  or                                                 if any, will take place at an
  Retain the current                                 earlier policy anniversary;
  face amount..........  while the premium           a scheduled decrease in
  or                     decreases.................. the face amount will occur;
  Make a partial                                     or the premium paying
  surrender............  while the premium and face  period will be amount remain the same..... lengthened.

-------------------------------------------------------------------------------

  If you . . .
  Stop base premium....  while the face amount       then: a scheduled decrease
                         remains the same........... in the current face amount, if any, will take place at an
                                                     earlier policy anniversary and
                                                     no insurance will be provided
                                                     after the decrease; or, a
                                                     scheduled decrease in the face
                                                     amount will occur. However, you
                                                     must continue to pay the charge
                                                     for a sub-standard risk, or
                                                     your Policy will lapse.

  You may request a description of the effect of other types or combinations of adjustments from us.

Applications and Policy Issue
  Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $200,000 and we require an annual base premium on each Policy of at least $600. The minimum plan of insurance at policy issue is a protection plan which has a level death benefit for a period of ten years. If the younger insured's age at original issue is over age 70, the minimum plan of protection will be less than ten years from the Policy issue date, as described on page 15. Both insureds must be between age 20 and age 85 inclusive when the Policy is issued. Before issuing any Policy, we require evidence of insurability satisfactory to us on both insureds. In some cases we will require a medical examination. Persons whom we evaluate as good mortality risks are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.
  If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and premium due dates.
  If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 15 days after the issue date. The 15 day period has been determined to be the normal time during which delivery of the Policy to the policy owner is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.
  In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.
  When the Policy is issued, the face amount, premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form, page 1.

Policy Premiums
  The Policy has a level premium until the second death or until the Policy becomes paid-up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed under the heading "Restrictions on Adjustments" in this prospectus on page 16, you may choose to adjust the Policy at any time and alter the amount of future premiums.
  The amount of premium required for a Policy will depend on the Policy's initial face amount; the plan of insurance; the insureds' ages at issue; sex, risk classification and smoking status of each insured and the additional benefits associated with the Policy.
  The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, insurance may be in effect under the terms of a conditional insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as may be approved by your bank.
  Scheduled premiums on the Policy are payable until the second death on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy.You may also pay scheduled premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

  In addition to scheduled premiums, you may pay a nonrepeating premium. The maximum nonrepeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the then current face amount. The minimum nonrepeating premium is $500. We will bill annually, semi-annually or quarterly for nonrepeating premiums if a Policy has a base annual premium of at least $2,400 and if the total annual amount billed for nonrepeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each nonrepeating premium must be at least $50. We may impose additional restrictions or refuse to permit nonrepeating premiums at our discretion.
  The payment of a nonrepeating premium may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 35.
  Charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums to calculate net premiums.
  Net premiums, namely premiums after the deduction of the charges assessed against premiums and nonrepeating premiums, are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

  You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will the delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, net premiums will be allocated to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.
  We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction, and this restriction is not applicable when you are allocating all of your premiums to the guaranteed principal account as a conversion privilege.
Paid-Up Policies A Policy is paid-up when no additional premiums are required to provide the face amount of insurance. We may or may not accept additional premiums. When a Policy becomes paid-up, the policy value will then equal or exceed the net single premium needed to purchase an amount of insurance equal to the face amount of the Policy. However, its actual cash value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See the discussion in this prospectus under the heading "Policy Loans," below.
  We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a new page 1.
Lapse Your Policy may lapse in one of two ways: (1) if a scheduled premium is not paid; or (2) if there is no actual cash value when there is a policy loan.
  As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insurance provided by this Policy will continue during this 31-day period. If the second death occurs during the 31-day grace period, we will deduct a premium for the

31-day grace period from the death proceeds.
  If a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period provided will cause the Policy to lapse.
  If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid-up and all scheduled premiums had been paid.
  If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. For more information on lapse, see "Avoiding Lapse" below.
  If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. Unless you request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, we will apply it to purchase extended term insurance, payable at the second death.
  We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a net single premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.
  You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. For more information on this option, please see the heading "Policy Loans" in this prospectus on page 26.
Reinstatement At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status. We will require:
(1) your written request to reinstate the Policy;
(2) that you submit to us at our home office during the lifetime of both insureds evidence satisfactory to us of the insurability of both insureds so that we may have time to act on the evidence during the lifetime of both insureds; and
(3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.
  If your Policy is reinstated, it will be contestable for two years from the date of reinstatement as to representations contained in your request to reinstate.
  After a lapse and reinstatement, the reinstated Policy may be adjusted. The standard minimum requirements for adjustments will continue to apply, as described under the section "Restrictions on Adjustments" in this prospectus on page 16.
Avoiding Lapse If your Policy has sufficient loan value, you can avoid a lapse due to the
22
failure to pay a scheduled premium by arranging for an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under the caption "Policy Loans" on page 26 of this prospectus. An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional sales and underwriting charges. Automatic premium loans for the long term are generally not advantageous.

  You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will use the greater of your policy value or tabular cash value to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further base premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the end of the protection period, because no further premiums will be payable. If at that time the Policy has a surrender value, we will use it to purchase extended term coverage or we will pay it to you in a single sum thereby terminating the Policy.

  The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is available only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary to reflect any investment experience of selected sub-accounts and the deduction of smaller cost of insurance charges than the maximum charges derived from the 1980 CSO mortality tables. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. For example, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.
  There are also other differences which should be considered. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability, while the reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.
  If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of your Policy at that time exceeds its tabular cash value and, second, whether you expect your Policy's policy value to exceed its tabular cash value in the future. If at the time of possible lapse your Policy's surrender value is less than its tabular cash value, you should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, you should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.
  On the other hand, if the surrender value of your Policy exceeds its tabular cash value, you should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available policy value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, you should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher policy value than a comparable Policy with the Protection Option death benefit.

Policy Values
  The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. Depending upon the death benefit selected, the death benefit may also vary although it will never be less than the then current face amount. Net premiums, namely premiums after the deduction of all charges, will be allocated to the guaranteed principal account or sub-accounts of the Variable Life Account selected by you on your application for the Policy.
  The value of the Policy's interest in the guaranteed principal account and the sub-accounts of the Variable Life Account is known as its actual cash value. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account. Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are made when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts of the Variable Life Account in which the Policy participates. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges. Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash value, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. It will be as of a date within two months of its mailing.
  The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. Interest is credited on the guaranteed principal account actual cash value of your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.
  We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub- account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive your premium at our home office.
  Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net premiums, nonrepeating premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of each sub-account credited to your Policy will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. Such number of sub-account units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.
  The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.
  The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:
(1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus
(2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
(3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

  We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except
(1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,
(2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and

(3) customary national business holidays on which the New York Stock Exchange is closed for trading.
  Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the second death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against your actual cash value, namely the administration charge not to exceed $15 per month, the face amount guarantee charge not to exceed 3 cents per thousand of face amount per month, and the cost of insurance charge. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges and the existence of policy loans.
  To illustrate the operation of the Policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," found on page 83 of this prospectus. For additional materials and tables, including values after policy charges, please see Appendix II, "Summary of Policy Charges," found on page 89 of this prospectus.

Transfers The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. The amount to be transferred to or from a sub-account or the guaranteed principal account must be at least $250. If the balance is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $25, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is a charge of $10 only for non-systematic transfers in excess of four per year. Establishing a systematic transfer program will be deemed to be a non-systematic transfer for purposes of determining the transfer charge. None of these requirements will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

  Your instructions for transfer may be made in writing by you, or a person authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile
(FAX) transmission. Our FAX number is (651) 665-4194.
  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, policy owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, policy owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone transfer privileges. For more information on telephone transfers, contact us.
  While for some policy owners we have used a form to pre-authorize telephone transactions, we now make this service automatically available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfer.
  The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year. Neither of these restrictions will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.
  Transfers from the guaranteed principal account must be made by a written or telephone request. It must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office. Currently, we do not impose such restrictions.
  In the case of a transfer, the charge is assessed against the amount transferred.

Death Benefit Options
  The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options-- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The scheduled premium for a Policy is the same no matter which death benefit option you choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the policy value as a net single premium.
Cash Option Under the Cash Option, the death benefit will be the current face amount at the time of the second death. The death benefit will not vary unless the policy value exceeds the net single premium for the then current face amount.
  At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the second death by using the policy value as a net single premium.
Protection Option The death benefit provided by the Protection Option will vary with the investment experience of the allocation options you select, any interest credited as a result of a policy loan and the extent to which we assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.

  Before the policy anniversary nearest the younger insured's age 70, and with both the Protection Option and the Amended Protection Option, if you have chosen that Option, the amount of the death benefit is equal to the policy value, plus the larger of:
(a) the then current face amount; and
(b) the amount of insurance which could be purchased using the policy value as a net single premium.
  At the policy anniversary nearest the younger insured's age 70, we will automatically adjust the face amount of your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option is only available until the policy anniversary nearest the younger insured's age 70; at that time we will convert the death benefit option to the Cash Option. With the Amended Protection Option, after the policy anniversary nearest the younger insured's age 70, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the second death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.
Choosing the Death Benefit Option The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable investment results reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. In the event of a superior investment performance, the Cash Option will result in a Policy becoming paid-up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. But under the Cash Option favorable investment experience does not increase the death benefit unless the policy value exceeds the net single premium for the then current face amount, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the second death because of the favorable investment experience.
  You may elect to have the death benefit option changed while the Policy is in force by filing a written request with us at our home office. We may require that you provide us with satisfactory evidence of the insurability of both insureds before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 35.
  For an illustration of the calculation of the death benefit under the Policy options, please see Appendix III, "Illustration of Death Benefit Calculation," on page 94 of this prospectus.

Policy Loans
  You may borrow from us using only your Policy as the security for the loan. The total amount of your loan may not exceed 90 percent of your policy value. A loan taken from, or secured by a Policy, may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 35.

  The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. At your request, we will send you a loan request form for your signature. You may also obtain a policy loan by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Should you make a telephone call to us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your written request at our home office.
  When you take a loan, we will reduce the actual cash value. It will be reduced by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. The number of units to be cancelled will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.

  The actual cash value of your Policy may decrease between premium due dates. If your Policy has indebtedness and no actual cash value, the Policy will lapse, and there may be adverse tax consequences; see the Indent Tax Status section on page 35. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.
Policy Loan Interest The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

  Policy loan interest is due:
 .on the date of the second death
 . on a policy adjustment, surrender, lapse, a policy loan transaction
 .on each policy anniversary.
  If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.
  We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 2 percent per annum. We allocate policy loan interest credits to your actual cash value as of the date of the second death, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions to us. We will use your instructions for the allocation of net premiums. In the absence of such instructions, we will allocate interest credits to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
  Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 2 percent per annum. However, depending on the insured's age and the period of time that the Policy has been in force, we may credit the Policy with interest at a more favorable rate. Under our current procedures, if all the conditions are met, we will credit your loan at a rate which is equal to the policy loan rate minus .75 percent per annum. The conditions which must be met are: (a) the age of either insured must be age 55 or older as of the last policy anniversary; and (b) the number of years during which the Policy has been in force as a VAL-SD Policy, must be greater than or equal to 10.
  Policy loans may also be used as automatic premium loans to keep your Policy in force. If you asked for this service in your application, or if you write us and ask for this service after your Policy has been issued, we will make automatic premium loans. You can also write to us at any time and tell us you do not want this service. If you have this service and you have not paid the premium that is due before the end of the grace period, we will make a policy loan to pay the premium. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.
Policy Loan Repayments If your Policy is in force, your loan can be repaid in part or in full at any time before the second death. Your loan may also be repaid within 60 days after the date of the second death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. When implemented, we will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.
  We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter, we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
  Loan repayments reduce your loan account by the amount of the loan repayment.
  A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made. For an example of the effect of a policy loan on a Policy and its death benefit, please see Appendix IV, "Policy Loan Example," in this prospectus on page 95.

Surrender
  You may request a surrender or partial surrender of your Policy at any time while either insured is living. On surrender, the surrender value of the Policy is the actual cash value minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, as an alternative, you may request that the surrender value be applied on a settlement option or to provide extended term insurance.
  We will also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. In addition, the amount of a partial surrender may not exceed the amount available as a policy loan.
  With the Cash Option death benefit, if the Policy is not paid-up, the face amount of the Policy will be reduced by the amount of the partial surrender. If the Policy is paid-up, the death benefit will be reduced so as to retain the same ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender.
  With the Protection Option death benefit, the face amount of the Policy is not changed by the amount of the partial surrender. However, if the Policy is not paid-up, the death benefit of the Policy will be reduced by the amount of the partial surrender; if the Policy is paid-up, the death benefit of the Policy will be reduced so as to retain the ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender.
  We are currently waiving these restrictions requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial surrender are also waived.
  On a partial surrender, you may tell us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. We will tell you, on request, what amounts are available for a partial surrender under your Policy.
  We will pay a surrender or partial surrender as soon as possible, but not later than seven days after our receipt of your written request for surrender. However, an exception to this is that if any portion of the actual cash value to be surrendered is attributable to a premium or nonrepeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid to your Policy.

Free Look
  It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent by the later of:
(1) ten days after you receive it;
(2) 45 days after you have signed the application; or
(3) ten days after we mail to you a notice of your right of withdrawal.
  If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.
  If the Policy is adjusted, as described under the heading "Policy Adjustments" in this prospectus on page 15, and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within the time periods stated in the immediately preceding paragraph. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

Conversion
  As a conversion privilege, you can obtain fixed insurance coverage by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

Policy Exchange
  So long as both insureds are alive, you may ask us to exchange this Policy for two individual policies, insuring each of the insureds separately. We will require evidence of insurability to make the exchange. The two new policies will be issued on the variable or fixed policy form we are using on the date of the exchange; each new policy will have one-half the death benefit, cash value, loan and dividends of this Policy.

Policy Charges
Premium Charges Premium charges vary depending on whether the premium is a scheduled premium or a nonrepeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. Charges for sub-standard risks and for additional benefits are deducted from the premium, to calculate the base premium.
  From base premiums we deduct a sales load, an underwriting charge, a premium tax charge and a federal tax charge.

(1) The sales load consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premiums, scheduled to be paid in the 12 month period following either the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance. In other words, for base premiums greater than this whole life premium, the amount of the base premium in excess of such whole life base premium will be subject only to the 7 percent basic sales load.

    Only adjustments that involve an increase in base premium will result in additional first year sales load being assessed on that increase in premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in base premium, an additional first year sales load, not to exceed 23 percent of the increase in base premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12 month period following the adjustment.
    If any adjustment occurs during the 12 month period when a first year sales load is being collected and the

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

  adjustment does not result in an increase in base premium, the first year sales load percentage, not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the base premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12 month period divided by 12. This amount of first year sales load will then be collected during the 12 month period following the adjustment.
    All of the sales load charges are designed to average not more than 9 percent of the base premiums over the lesser of: the joint life expectancy of the insureds at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how we compute sales load charges, see the heading "Examples of Sales Load Computations" in this prospectus on page 32.
    The sales load is designed to compensate us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus including profits from mortality and expense risk charges.

(2) The underwriting charge currently is an amount not to exceed $10 per $1,000 of face amount of insurance. This amount may vary by the age of the insureds and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be made during the first policy year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no base premium, you must remit the underwriting charge attributable to the policy adjustment to us prior to the effective date of the adjustment. Otherwise we will assess the charge against your actual cash value as a transaction charge on adjustment.

(3) The premium tax charge of 2.5 percent is deducted from each base premium. This charge is designed to cover the aggregate premium taxes we pay to state and local governments for this class of policies. Currently premium taxes imposed by the states vary from .75 percent to 3.5 percent. We do not guarantee this charge and it may be increased in the future, but only as necessary to cover our premium tax expenses.

(4) The federal tax charge of 1.25 percent is deducted from each base premium. This charge is designed to cover a federal tax related to premium payments. This charge is not guaranteed and may be increased in the future, but only as necessary to cover the federal tax related to premium payments.

Carges Taken Fromh
  Base Premium
                   Plus, in the
---------------     First Year
                  ---------------
 7.00% Sales      Additional
      Load        Sales Load (up
 1.25% Federal    to 23%)
      Tax         Underwriting
 2.50% Premium    Charge (up to
      Tax         $10/$1000 of
---------------   Insurance
10.75% Total      Coverage)

Nonrepeating Premiums Nonrepeating premiums are currently subject to the 2.5 percent premium tax charge and the 1.25 percent federal tax charge, but not to a sales load charge. We do not assess an underwriting charge against nonrepeating premiums.

Actual Cash Value Charges In addition to deductions from premiums and nonrepeating premiums, we assess from the actual cash value of a Policy an administration charge, the face amount guarantee charge, certain transaction charges and the cost of insurance charge. These charges are as follows:

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


(1) The administration charge is designed to cover certain of our administrative expenses, including those attributable to the records maintained for your Policy. The administration charge is guaranteed not to exceed $15 per month. Currently we charge $10 per month.

(2) The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month. Currently we charge 2 cents per thousand dollars. This charge is designed to compensate us for our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of the second death regardless of the investment performance of the sub-accounts in which net premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate premium therefor reflect a "tabular cash value" (defined on page 14 above) based upon an assumed annual rate of return of 4 percent. If the policy value is less than the tabular cash value at the time of the second death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the policy value should be less than the amount needed to pay the deductions to be made from the actual cash value on the next monthly policy anniversary, see discussion below, the Policy's guaranteed death benefit will remain in effect and the Policy will remain in force.

(3) The cost of insurance charge compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which is based on the age, gender, risk class, and the smoking habits of each insured. The rate also reflects the plan of insurance and any policy adjustments since issue. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

(4) The transaction charges are for expenses associated with processing transactions. There is a charge of $95 for each policy adjustment. We also reserve the right to make a charge, not to exceed $25, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently we charge $10 only for non-systematic transfers in excess of four per year. Establishing a systematic transfer program will be deemed to be a non-systematic transfer for purposes of determining the transfer charge. If the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $95 or 2 percent of the amount surrendered.

  We assess administration, face amount guarantee and cost of insurance charges against your actual cash value on the monthly policy anniversary. In addition, we assess such charges on the occurrence of the second death, policy surrender, lapse or a policy adjustment.
  We assess transaction charges against your actual cash value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred.
  We assess charges against your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

                     Charges Taken From Actual Cash Value

 .Administration Charge
 .Face Amount Guarantee Charge
 .Cost of Insurance Charge
 .Transaction Charge
Separate Account Charges We assess a mortality and expense risk charge directly against the assets held in the Variable Life

Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of
 .50 percent of the average daily net assets of the Variable Life Account.
  We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

                      Charges Taken From Separate Account

 ..50% Mortality and Expense Risk Charge

Examples of Sales Load Computations As noted previously, all sales load charges are designed to average not more than 9 percent of base premiums over the lesser of: the joint life expectancy of the insureds at policy issue or adjustment, or 15 years from the policy issue or adjustment; or the premium paying period. A number of examples of sales load computations are included in Appendix V, "Example of Sales Load Computation," in this prospectus on page 96.
  It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower premium levels or early surrender of policy values will have the effect of increasing the portion of premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in premium, a pattern of increases and decreases in premium should be avoided.

Policies Issued in Exchange We will modify or waive certain charges assessed against base premiums as described above in situations where policy owners of our existing joint life policies wish to exchange their policies for the Policies described herein. These policy owners may do so, subject to their application for this Policy and our approval of the exchange. An administrative charge of $250 is currently required for the exchange.
  In those situations where a Policy is issued in exchange for a current policy issued by us, we will not assess any charges, except for the administrative charge, to the existing cash values at the time they are transferred to the Policy. Subsequent premium payments, absent adjustment and unless the exchanged policy was not in force for at least one year, will not be subject to a first year sales load or underwriting charge at the established face amount and the level of premiums of the exchanged policy. All other charges will apply to the Policy and premiums paid under it thereafter.

Other Policy Provisions
Additional Benefits When a Policy is issued, you may be able to obtain additional policy benefits. We will provide these benefits by a rider to the Policy, which will require the payment of additional premium. The Waiver of Premium Agreement provides for the payment of policy premium in the event of a covered insured's disability. You may add the Waiver of Premium coverage on either or both insureds.
  The Single Life Term Insurance Agreement, which has an extra cost, allows you to purchase a specified amount of additional insurance, on one, specific, named insured. The insurance provided is term insurance, renewable to age 90 and convertible to any whole life or adjustable life policy form we are then offering. The premiums are indeterminate, which means that there is a table of renewal premiums that we currently charge, along with a table of guaranteed renewal premiums which are the maximums which we can charge. This agreement is most useful in situations where there is also an insurance need at the death of the first insured.
  The Estate Preservation Agreement permits you to purchase additional four-year term insurance on the death of the designated insured, without evidence of insurability. This right extends for a period of 90 days after the death of that person. Typically, the person you designate will be the younger of the two persons insured under this Policy. In the event that both insureds under this Policy die simultaneously, we will pay nothing under this Agreement. The Estate Preservation Agreement is useful if there is a need to have the Policy owned initially by one or both of the insureds and subsequently to change the ownership to a trust.
  The Short Term Agreement is temporary protection insurance, on a fixed death benefit basis only, issued for a period of time less than a year. It is issued to provide temporary life insurance coverage until the later issue date of the Policy. It may be used in situations where specific policy dating is required, yet insurance coverage is needed immediately. The Short Term Agreement terminates on the policy issue date of the Policy.

Beneficiary When we receive proof satisfactory to us of the second death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below. You must give us proof of the first death as soon as is reasonably possible, even though no death benefit is payable at the first death.
  If a beneficiary dies before the second death, that beneficiary's interest in the Policy ends with that beneficiary's death. Only those beneficiaries who are living at the second death will be eligible to share in the death proceeds. If no beneficiary is living at the second death we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.
  If both insureds die under circumstances which make it impossible to determine the order of their deaths, we will assume that the older insured died first.
  You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.
  Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the second death occurs before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

Payment of Proceeds The amount payable as death proceeds upon the second death will be the death benefit provided by the Policy, plus any additional insurance provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option death benefit is in effect at the second death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the second death occurred to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of the second death, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.
  We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per annum for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:
(1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or
(2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the second death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.
  We will pay interest on single sum death proceeds from the date of the second death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.
  The proceeds of a Policy may be paid in other than a single sum and you may, before the second death, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable between you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

Option 1--Interest Payments
  This is an annuity based upon the payment of interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

Option 2--Payments for a Specified Period
  This is an annuity payable for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from us at your request.

Option 3--Life Income
  This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the gender and sex of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from us at your request. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

Option 4--Payments of a Specified Amount
  This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
  If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the second death.
  The minimum amount of interest we will pay under any settlement option is 3 percent per annum. Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

Assignment The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

Misstatement of Age If the date of birth of either insured has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct date of birth.

Incontestability After a Policy has been in force during the lifetimes of both insureds for two years from the original policy date, we cannot contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a face amount increase or a reinstatement for which we required evidence of insurability, we may contest that increase or the reinstatement for two years with respect to information provided at that time, during the lifetimes of both insureds, from the effective date of the increase or the reinstatement.

Suicide If either insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a face amount increase for which we required evidence of insurability, and if either insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for such increase.

Dividends The Policies are participating policies. Each year we will determine if this class of Policies and your Policy will share in our divisible surplus. We call your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.

             Other Matters
  Dividends, if received, may be added to your actual cash value or, if you so elect, they may be paid in cash.
  We will allocate any dividend applied to actual cash value to the guaranteed principal account or to the sub-accounts of the separate account in accordance with your instructions for new premiums. In the absence of instruction, we will allocate dividends to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those actual cash values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

Reports At least once each year we will send you a report. This report will include the J actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The report will be as of a date within two months of its mailing.
Federal Tax Status
Introduction
  The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. We have not considered any applicable state or other tax laws. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS").
  We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

Tax Status of Policies
  In order to qualify as a life insurance contract for federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under
Section 7702. Nevertheless, we believe it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.
  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Life Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Life Account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of Advantus Series Fund is an affiliate of Minnesota Life, we do not have control over the Funds or their investments. Nonetheless, we believe
36
that each Portfolio of the Funds in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable life policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the policy owner has the choice of more sub-accounts to which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a policy owner being treated as the owner of the assets of the Variable Life Account. In addition, we do not know what standards, if any, will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.
  The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits
  In general you are not currently taxed on any part of your interest until you actually receive cash from the Policy. As discussed below, taxability is determined by your contributions to the Policy and prior Policy activity. The death benefit under a Policy should, however, be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.
  Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's Death Benefit Option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a surrender, a change in ownership, a change of insured, an adjustment of face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transaction, you should consult a tax adviser before effecting the transaction.

  We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to you. However, whether a modified endowment contract or not, the interest paid on policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a policy loan is lapsed or surrendered.
  A surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you generally will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on actual cash values. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any policy loan exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.
  It should be noted, however, that under the Code the tax treatment described above is not available for policies described as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy ("7-pay test"). If those cumulative premiums exceed the 7-pay test, the policy is a modified endowment contract.
  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value would not be taxed on a yearly basis. However, any amounts you received, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity. This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.
  Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.
  Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.
  A policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the 7-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued.
  If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
  Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a tax adviser before purchasing a policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

Multiple Policies
  All modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

Taxation of Policy Split. You may split a Policy into two other individual contracts when certain events occur. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Section 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. Before you exercise rights provided by the policy split provision, it is important that you consult a tax adviser regarding the possible consequences of a policy split.

Other Tax Considerations. The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.
  The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping transfer and other taxes.
  In addition, the tax consequences associated with a Policy remaining in force after the younger insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

Other Transactions. Changing the policy owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old policy was issued.
  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance.
  It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person or business contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.
  At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes (other than state premium taxes) that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.
Directors and Principal Management Officers of Minnesota Life

         Directors                            Principal Occupation
         ---------                            --------------------
 Giulio Agostini           Senior Vice President, Finance and Administrative
                           Services, 3M, St. Paul, Minnesota
 Anthony L. Andersen       Chair-Board of Directors, H. B. Fuller Company, St. Paul,
                           Minnesota (Adhesive Products) since June 1995, prior
                           thereto for more than five years President and Chief
                           Executive Officer, H. B. Fuller Company
 Leslie S. Biller          Vice Chairman and Chief Operating Officer, Wells Fargo &
                           Company, San Francisco, California (Banking)
 John F. Grundhofer        President, Chairman and Chief Executive Officer, U.S.
                           Bancorp, Minneapolis, Minnesota (Banking)
 David S. Kidwell, Ph.D.   Dean and Professor of Finance, The Curtis L. Carlson
                           School of Management, University of Minnesota,
                           Minneapolis, Minnesota
 Reatha C. King, Ph.D.     President and Executive Director, General Mills
                           Foundation, Minneapolis, Minnesota
 Thomas E. Rohricht        Of Counsel, Doherty, Rumble & Butler Professional
                           Association, St. Paul, Minnesota (Attorneys)
 Robert L. Senkler         Chairman of the Board, President and Chief Executive
                           Officer, Minnesota Life Insurance Company since August
                           1995; prior thereto for more than five years Vice
                           President and Actuary, Minnesota Life Insurance Company
 Michael E. Shannon        Chairman, Chief Financial and Administrative Officer,
                           Ecolab Inc., St. Paul, Minnesota (Develops and Markets
                           Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser Retired since April 1998, prior thereto Chairman and
                           Treasurer, Clearwater Investment Trust since May 1996,
                           prior thereto for more than five years, Chairman,
                           Clearwater Management Company, St. Paul, Minnesota
                           (Financial Management)

Principal Officers (other than Directors)

           Name            Position
           ----            --------
 John F. Bruder            Senior Vice President
 Keith M. Campbell         Senior Vice President
 Robert E. Hunstad         Executive Vice President
 James E. Johnson          Senior Vice President and Actuary
 Dennis E. Prohofsky       Senior Vice President, General Counsel and Secretary
 Gregory S. Strong         Senior Vice President and Chief Financial Officer
 Terrence M. Sullivan      Senior Vice President
 Randy F. Wallake          Senior Vice President
 William N. Westhoff       Senior Vice President and Treasurer

  All Directors who are not also officers of Minnesota Life have had the principal occupation (or employers) shown for the last five years. All officers of Minnesota Life have been employed by us for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Life since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.

Voting Rights
  We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Distribution of Policies
  The Policies will be sold by our state licensed life insurance agents who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or of other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter for the Policies. Ascend Financial is a wholly-owned subsidiary of Advantus Capital Management, Inc., which in turn is a wholly-owned subsidiary of Minnesota Life.

  Ascend Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Ascend Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of each proposed insured's risk classification and whether to accept or reject an application for a Policy is done in accordance with our rules and standards.
  Commissions to registered representatives on the sale of Policies include: up to 40 percent of gross premium in the first policy year; 3 percent of the gross premium in policy years two through ten; 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the maximum amount of commissions payable under the VAL-SD Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount. On premiums received in excess of that amount we will pay commissions at a rate of 2 percent.
  In addition, Ascend Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us.

Legal Matters
  Legal matters in connection with federal securities laws applicable to the issue and sale of the VAL-SD Policies have been passed upon by Jones & Blouch L.L.P., 1025
Thomas Jefferson Street, N.W., Washington, D.C. 20007. All other legal matters, including the right to issue such Policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Esquire, 400 Robert Street North, St. Paul, Minnesota 55101.

Legal Proceedings
  As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

Year 2000 Computer Problem
  The services we provide to the Separate Account and our policy owners depend on the smooth functioning of our computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on our ability and that of Advantus Capital to provide services to policy owners. We have been actively working on necessary changes to our computer systems to deal with the year 2000. Although there can be no assurance of complete success, we believe that we will be able to resolve these issues on a timely basis and that there will be no material adverse impact on our ability to provide services to the Separate Account.
  In addition, our operations could be impacted by our service providers' or suppliers' year 2000 efforts. We have undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that we will not be affected by year 2000 problems of other organizations.

Experts
  Our financial statements and those of the Minnesota Life Variable Life Account included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the report of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.
  Actuarial matters included in this prospectus have been examined by Jaymes
G. Hubbell, F.S.A., Second Vice President and Actuary of Minnesota Life, as stated in his opinion filed as an exhibit to the Registration Statement.

Registration Statement
  We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

                                                     Special Terms

  As used in this prospectus, the following terms have the indicated meanings:

  Actual Cash Value: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy's interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual cash value does not include the loan account.

  Base Premium: the premium less any amount deducted from the premium for additional benefits and for sub-standard risks.

  Code: the Internal Revenue Code of 1986, as amended.

  First Death: the death of the first insured to die. You must give us proof of the first death as soon as is reasonably possible.

  Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account, currently, Advantus Series Fund, Inc., its Portfolios and the Templeton Developing Markets Fund, Class 2.

  General Account: all of our assets other than those in the Variable Life Account or in other separate accounts established by us.

  Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to variable policies, exclusive of policy loans. It is not a separate account or a division of the general account.

  Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.
  Net Single Premium: the amount of money necessary, at any given date, to pay for all future guaranteed cost of insurance charges for the entire lifetime of both insureds, or for the coverage period in the case of extended term insurance, without the payment of additional premium. We will determine the net single premium using the policy assumptions and the assumption that the current face amount of the Policy will remain constant.

  Nonrepeating Premium: a payment made to this Policy in addition to its scheduled payments.

  Policy Owner: the owner of a Policy.

  Policy Value: the actual cash value of a Policy plus any policy loan.

  Policy Year: a period of one year beginning with the policy date or a policy anniversary.

  Premium: a scheduled payment required for this Policy.

  Second Death: the death of the second insured to die. We will pay the death proceeds when we receive due proof of the second death.

  Unit: an accounting device used to determine the interest of a Policy in the sub-accounts of the Variable Life Account.

  Valuation Date: each date on which a Fund Portfolio is valued.

  Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

  Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, where the investment experience of its assets is kept separate from our other assets.

  We, Our, Us: Minnesota Life Insurance Company.

  You, Your: the policy owner.

 Independent Auditors' Report
The Board of Trustees of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Life Account:

  We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities and Templeton Development Markets Segregated Sub-Accounts of Minnesota Life Variable Life Account (the Account), formerly Minnesota Mutual Variable Life Account, as of December 31, 1998 and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1998 were confirmed to us by the respective Sub-Account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities and Templeton Development Markets Segregated Sub-Accounts of Minnesota Life Variable Life Account at December 31, 1998 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 26, 1999

                             Minnesota Life Variable Life Account
                      Statements of Assets and Liabilities

                               December 31, 1998

                                                                Segregated Sub-Accounts
                      -----------------------------------------------------------------------------------------------------------
                                                Money       Asset     Mortgage     Index      Capital    International   Small
      Assets             Growth       Bond      Market   Allocation  Securities     500     Appreciation     Stock      Company
      ------          ------------ ---------- ---------- ----------- ---------- ----------- ------------ ------------- ----------
Investments in
shares of Advantus
Series Fund, Inc.:
 Growth Portfolio,
 38,074,136 shares
 at net asset
 value of $2.74
 per share (cost
 $84,713,621).....    $104,243,139        --         --          --         --          --          --           --           --
 Bond Portfolio,
 23,441,918 shares
 at net asset
 value of $1.31
 per share (cost
 $29,891,334).....             --  30,657,462        --          --         --          --          --           --           --
 Money Market
 Portfolio,
 10,248,099 shares
 at net asset
 value of $1.00
 per share
 (cost $10,248,099).           --         --  10,248,099         --         --          --          --           --           --
 Asset Allocation
 Portfolio,
 61,085,540 shares
 at net asset
 value of $2.28
 per share
 (cost $111,865,358).          --         --         --  139,205,176        --          --          --           --           --
 Mortgage Securi-
 ties Portfolio,
 10,771,049 shares
 at net asset
 value of $1.22
 per share
 (cost $12,636,193).           --         --         --          --  13,116,021         --          --           --           --
 Index 500
 Portfolio,
 35,339,747 shares
 at net asset
 value of $3.91
 per share
 (cost $97,451,656).           --         --         --          --         --  138,175,797         --           --           --
 Capital Apprecia-
 tion Portfolio,
 34,870,222 shares
 at net asset
 value of $3.54
 per share
 (cost $86,158,823).           --         --         --          --         --          --  123,311,563          --           --
 International
 Stock Portfolio,
 52,547,586 shares
 at net asset
 value of $1.73
 per share
 (cost $84,422,558).           --         --         --          --         --          --          --    90,894,552          --
 Small Company
 Portfolio,
 36,935,246 shares
 at net asset
 value of $1.68
 per share
 (cost $57,668,940).           --         --         --          --         --          --          --           --    61,877,291
                      ------------ ---------- ---------- ----------- ---------- ----------- -----------   ----------   ----------
                       104,243,139 30,657,462 10,248,099 139,205,176 13,116,021 138,175,797 123,311,563   90,894,552   61,877,291
Receivable from
Minnesota Life for
policy purchase
payments..........         175,141     79,233     49,273     206,498     55,860     646,823     213,548      180,455      233,235
Receivable for in-
vestments sold....         129,299     55,057    188,830     189,625      5,873     115,259      83,604       64,140       43,026
                      ------------ ---------- ---------- ----------- ---------- ----------- -----------   ----------   ----------
  Total assets....     104,547,579 30,791,752 10,486,202 139,601,299 13,177,754 138,937,879 123,608,715   91,139,147   62,153,552
                      ------------ ---------- ---------- ----------- ---------- ----------- -----------   ----------   ----------
    Liabilities
    -----------
Payable for in-
vestments pur-
chased............         175,141     79,233     49,273     206,498     55,860     646,823     213,548      180,455      233,235
Payable to Minne-
sota Life for pol-
icy terminations
and mortality and
expense charges...         129,299     55,057    188,830     189,625      5,873     115,259      83,604       64,140       43,026
                      ------------ ---------- ---------- ----------- ---------- ----------- -----------   ----------   ----------
  Total liabili-
  ties............         304,440    134,290    238,103     396,123     61,733     762,082     297,152      244,595      276,261
                      ------------ ---------- ---------- ----------- ---------- ----------- -----------   ----------   ----------
NET ASSETS
APPLICABLE TO
POLICY OWNERS.....    $104,243,139 30,657,462 10,248,099 139,205,176 13,116,021 138,175,797 123,311,563   90,894,552   61,877,291
                      ============ ========== ========== =========== ========== =========== ===========   ==========   ==========
UNITS OUTSTANDING.      22,653,190 13,380,650  5,915,721  38,273,621  5,351,168  28,132,934  24,802,737   42,958,209   33,912,334
                      ============ ========== ========== =========== ========== =========== ===========   ==========   ==========
NET ASSET VALUE
PER UNIT..........    $       4.60       2.29       1.73        3.64       2.45        4.92        4.98         2.11         1.82
                      ============ ========== ========== =========== ========== =========== ===========   ==========   ==========

                See accompanying notes to financial statements.

 Minnesota Life Variable Life Account
                Statements of Assets and Liabilities (Continued)

                               December 31, 1998

                                                    Segregated Sub-Accounts
                          ----------------------------------------------------------------------------
                                       Small                    Macro-  Micro-              Templeton
                             Value    Company Global  Index 400   Cap     Cap   Real Estate Developing
         Assets              Stock     Value   Bond    Mid-Cap   Value  Growth  Securities   Markets
         ------           ----------- ------- ------- --------- ------- ------- ----------- ----------
Investments in shares of
Advantus Series Fund,
Inc.:
 Value Stock Portfolio,
 29,362,368 shares at
 net asset value of
 $1.76 per share (cost
 $49,655,353)...........  $51,663,668     --      --        --      --      --        --         --
 Small Company Value
 Portfolio, 816,134
 shares at net asset
 value of $.95 per share
 (cost $757,506)........          --  773,935     --        --      --      --        --         --
 Global Bond Portfolio,
 311,723 shares at net
 asset value of $1.05
 per share (cost
 $340,096)..............          --      --  326,879       --      --      --        --         --
 Index 400 Mid-Cap Port-
 folio, 943,258 shares
 at net asset value of
 $1.15 per share (cost
 $971,924)..............          --      --      --  1,084,202     --      --        --         --
 Macro-Cap Value Portfo-
 lio, 767,512 shares at
 net asset value of
 $1.14 per share (cost
 $811,590)..............          --      --      --        --  874,651     --        --         --
 Micro-Cap Growth Port-
 folio, 749,528 shares
 at net asset value of
 $1.01 per share (cost
 $653,059)..............          --      --      --        --      --  755,995       --         --
 Real Estate Securities
 Portfolio, 296,443
 shares at net asset
 value of $.83 per share
 (cost $256,192)........          --      --      --        --      --      --    246,595        --
Investment in Templeton
Variable Products Series
Fund:
 Templeton Developing
 Markets Fund--Class 2,
 130,608 shares at net
 asset value of $5.12
 per share (cost
 $608,489)..............          --      --      --        --      --      --        --     668,711
                          ----------- ------- ------- --------- ------- -------   -------    -------
                           51,663,668 773,935 326,879 1,084,202 874,651 755,995   246,595    668,711
Receivable from Minne-
sota Life for policy
purchase payments.......      104,295   6,295   6,972    29,330  24,862   9,253     7,346      4,405
Receivable for invest-
ments sold..............       38,753     312      61       555     515     763        23        223
                          ----------- ------- ------- --------- ------- -------   -------    -------
  Total assets..........   51,806,716 780,542 333,912 1,114,087 900,028 766,011   253,964    673,339
                          ----------- ------- ------- --------- ------- -------   -------    -------
       Liabilities
       -----------
Payable for investments
purchased...............      104,295   6,295   6,972    29,330  24,862   9,253     7,346      4,405
Payable to Minnesota
Life for policy termina-
tions and mortality and
expense charges.........       38,753     312      61       555     515     763        23        223
                          ----------- ------- ------- --------- ------- -------   -------    -------
  Total liabilities.....      143,048   6,607   7,033    29,885  25,377  10,016     7,369      4,628
                          ----------- ------- ------- --------- ------- -------   -------    -------
NET ASSETS APPLICABLE TO
POLICY OWNERS...........  $51,663,668 773,935 326,879 1,084,202 874,651 755,995   246,595    668,711
                          =========== ======= ======= ========= ======= =======   =======    =======
UNITS OUTSTANDING.......   23,718,362 894,678 293,075 1,020,446 823,503 733,049   284,627    778,238
                          =========== ======= ======= ========= ======= =======   =======    =======
NET ASSET VALUE PER
UNIT....................  $      2.18    0.86    1.12      1.05    1.06    1.03      0.87       0.86
                          =========== ======= ======= ========= ======= =======   =======    =======

                See accompanying notes to financial statements.

                             Minnesota Life Variable Life Account
                            Statements of Operations

                          Year ended December 31, 1998

                                                               Segregated Sub-Accounts
                    ---------------------------------------------------------------------------------------------------------
                                                  Money        Asset      Mortgage      Index       Capital     International
                       Growth        Bond        Market     Allocation   Securities      500      Appreciation      Stock
                    ------------  -----------  -----------  -----------  ----------  -----------  ------------  -------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4)......... $    698,525    1,338,221      449,098    2,922,443     604,913      911,517          --       2,121,828
 Mortality and
  expense charges
  (note 3).........     (404,953)    (129,237)     (46,453)    (587,038)    (58,011)    (547,730)    (503,496)      (418,056)
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
   Investment
    income (loss)--
    net............      293,572    1,208,984      402,645    2,335,405     546,902      363,787     (503,496)     1,703,772
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
 Realized and
  unrealized gains
  (losses) on
  investments--
  net:
   Realized gain
    distributions
    from underlying
    mutual fund
    (note 4).......   11,109,561      281,896          --     7,426,667         --       571,352    5,324,035      2,088,998
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........    7,003,108   10,067,912   19,969,206   26,184,761   3,771,554   31,615,282   26,513,720     25,063,915
   Cost of
    investments
    sold...........  (24,628,270)  (9,893,680) (19,969,206) (22,795,505) (3,652,500) (23,425,350) (20,848,774)   (22,654,514)
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
                       2,374,838      174,232          --     3,389,256     119,054    8,189,932    5,664,946      2,409,401
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
   Net realized
    gains on
    investments....   13,484,399      456,128          --    10,815,923     119,054    8,761,284   10,988,981      4,498,399
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
Net change in
 unrealized appre-
 ciation or depre-
 ciation of invest-
 ments.............   11,101,163     (256,619)         --    11,996,966       3,276   17,656,536   17,334,011     (1,715,008)
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
   Net gains on
    investments....   24,585,562      199,509          --    22,812,889     122,330   26,417,820   28,322,992      2,783,391
                    ------------  -----------  -----------  -----------  ----------  -----------  -----------    -----------
   Net increase in
    net assets
    resulting from
    operations..... $ 24,879,134    1,408,493      402,645   25,148,294     669,232   26,781,607   27,819,496      4,487,163
                    ============  ===========  ===========  ===========  ==========  ===========  ===========    ===========
                       Small
                      Company
                    ------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........         --
 Mortality and
  expense charges
  (note 3).........    (265,824)
                    ------------
   Investment
    income (loss)--
    net............    (265,824)
                    ------------
 Realized and
  unrealized gains
  (losses) on
  investments--
  net:
   Realized gain
    distributions
    from underlying
    mutual fund
    (note 4).......         --
                    ------------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........  17,975,194
   Cost of
    investments
    sold........... (17,656,969)
                    ------------
                        318,225
                    ------------
   Net realized
    gains on
    investments....     318,225
                    ------------
Net change in
 unrealized appre-
 ciation or depre-
 ciation of invest-
 ments.............     876,621
                    ------------
   Net gains on
    investments....   1,194,846
                    ------------
   Net increase in
    net assets
    resulting from
    operations.....     929,022
                    ============

                See accompanying notes to financial statements.

 Minnesota Life Variable Life Account
                      Statements of Operations (Continued)

                          Year ended December 31, 1998

                                                        Segregated Sub-Accounts
                         -----------------------------------------------------------------------------------------
                                        Small                                                           Templeton
                            Value      Company   Global   Index 400  Macro-Cap Micro-Cap   Real Estate  Developing
                            Stock      Value(a)  Bond(a)  Mid-Cap(a) Value(a)  Growth(a)  Securities(a) Markets(a)
                         ------------  --------  -------  ---------- --------- ---------  ------------- ----------
Investment income
 (loss):
 Investment income
  distributions from
  underlying mutual
  fund (note 4)......... $        --     8,491    15,866      5,286     3,488       --         9,387         --
 Mortality and expense
  charges (note 3)......     (221,650)    (961)     (331)    (1,123)   (1,064)   (1,067)        (719)       (900)
                         ------------  -------   -------   --------   -------  --------      -------     -------
   Investment income
    (loss)--net.........     (221,650)   7,530    15,535      4,163     2,424    (1,067)       8,668        (900)
                         ------------  -------   -------   --------   -------  --------      -------     -------
 Realized and
  unrealized gains
  (losses) on
  investments--net:
 Realized gain
  distributions from
  underlying mutual
  fund (note 4).........       67,256      --      8,113     18,418    33,791       --           --          --
                         ------------  -------   -------   --------   -------  --------      -------     -------
 Realized gains on
  sales of investments:
   Proceeds from sales..   14,868,851   93,721    27,025    293,103   102,220   103,427       37,726      16,519
   Cost of investments
    sold................  (14,819,476) (97,433)  (26,487)  (291,094)  (98,709) (103,574)     (39,357)    (16,278)
                         ------------  -------   -------   --------   -------  --------      -------     -------
                               49,375   (3,712)      538      2,009     3,511      (147)      (1,631)        241
                         ------------  -------   -------   --------   -------  --------      -------     -------
   Net realized gains
    (losses) on
    investments.........      116,631   (3,712)    8,651     20,427    37,302      (147)      (1,631)        241
                         ------------  -------   -------   --------   -------  --------      -------     -------
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments...........      863,403   16,429   (13,217)   112,278    63,061   102,936       (9,597)     60,222
                         ------------  -------   -------   --------   -------  --------      -------     -------
   Net gains (losses) on
    investments.........      980,034   12,717    (4,566)   132,705   100,363   102,789      (11,228)     60,463
                         ------------  -------   -------   --------   -------  --------      -------     -------
   Net increase
    (decrease) in net
    assets resulting
    from operations..... $    758,385   20,247    10,969    136,868   102,787   101,722       (2,560)     59,563
                         ============  =======   =======   ========   =======  ========      =======     =======

------
(a) For the period from May 19, 1998, commencement of operations, to December 31, 1998.

                See accompanying notes to financial statements.

                             Minnesota Life Variable Life Account
                      Statements of Operations (Continued)

                          Year ended December 31, 1997

                                                                    Segregated Sub-Accounts
                    -------------------------------------------------------------------------------------------------------
                                                Money        Asset      Mortgage      Index       Capital     International
                       Growth        Bond       Market    Allocation   Securities      500      Appreciation      Stock
                    ------------  ----------  ----------  -----------  ----------  -----------  ------------  -------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4)......... $    402,228     870,434     331,689    2,294,552     585,018      713,950          --       1,700,559
 Mortality and
  expense charges
  (note 3).........     (263,066)    (88,316)    (33,136)    (450,565)    (47,250)    (345,963)    (359,192)      (315,047)
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
   Investment
    income (loss)--
    net............      139,162     782,118     298,553    1,843,987     537,768      367,987     (359,192)     1,385,512
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........   10,393,363         --          --     4,763,693         --       902,006    6,002,097        848,376
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   15,684,889   7,023,299   9,785,041   23,263,361   3,450,756   16,510,404   17,747,694     17,240,951
   Cost of
    investments
    sold...........  (14,635,767) (6,842,596) (9,785,041) (20,785,498) (3,367,243) (12,299,647) (14,670,799)   (14,680,146)
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
                       1,049,122     180,703         --     2,477,863      83,513    4,210,757    3,076,895      2,560,805
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
   Net realized
    gains on in-
    vestments......   11,442,485     180,703         --     7,241,556      83,513    5,112,763    9,078,992      3,409,181
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......    3,414,900     561,234         --     6,261,254     169,605   12,660,399    9,108,606      1,199,797
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
   Net gains on
    investments....   14,857,385     741,937         --    13,502,810     253,118   17,773,162   18,187,598      4,608,978
                    ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
   Net increase in
    net assets re-
    sulting from
    operations..... $ 14,996,547   1,524,055     298,553   15,346,797     790,886   18,141,149   17,828,406      5,994,490
                    ============  ==========  ==========  ===========  ==========  ===========  ===========    ===========
                       Small       Value
                      Company      Stock
                    ------------ -----------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........         579     402,534
 Mortality and
  expense charges
  (note 3).........    (204,439)   (138,510)
                    ------------ -----------
   Investment
    income (loss)--
    net............    (203,860)    264,024
                    ------------ -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........         --    3,195,383
                    ------------ -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........  12,901,283  10,061,048
   Cost of
    investments
    sold........... (12,333,703) (8,568,072)
                    ------------ -----------
                        567,580   1,492,976
                    ------------ -----------
   Net realized
    gains on in-
    vestments......     567,580   4,688,359
                    ------------ -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......   2,548,501    (516,947)
                    ------------ -----------
   Net gains on
    investments....   3,116,081   4,171,412
                    ------------ -----------
   Net increase in
    net assets re-
    sulting from
    operations.....   2,912,221   4,435,436
                    ============ ===========

                See accompanying notes to financial statements.

 Minnesota Life Variable Life Account
                      Statements of Operations (continued)

                          Year ended December 31, 1996

                                                                    Segregated Sub-Accounts
                     -------------------------------------------------------------------------------------------------------
                                                 Money        Asset      Mortgage      Index       Capital     International
                       Growth        Bond       Market     Allocation   Securities      500      Appreciation      Stock
                     -----------  ----------  -----------  -----------  ----------  -----------  ------------  -------------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........  $   278,451     603,154      294,271    2,095,397     499,341      476,493          --         928,852
 Mortality and
  expense charges
  (note 3).........     (173,630)    (60,937)     (30,589)    (350,927)    (39,632)    (195,010)    (255,630)      (199,522)
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
  Investment
   income (loss)--
   net.............      104,821     542,217      263,682    1,744,470     459,709      281,483     (255,630)       729,330
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........    2,616,611     108,728          --     3,836,599         --       246,659    1,271,186      1,016,871
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   10,268,042   4,634,557   11,833,538   17,461,424   2,268,982   12,438,876   13,655,575     11,921,319
   Cost of
    investments
    sold...........   (9,164,050) (4,546,166) (11,833,538) (15,718,684) (2,242,472) (10,121,928) (11,287,215)   (10,844,232)
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
                       1,103,992      88,391          --     1,742,740      26,510    2,316,948    2,368,360      1,077,087
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
  Net realized
   gains on
   investments.....    3,720,603     197,119          --     5,579,339      26,510    2,563,607    3,639,546      2,093,958
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......    1,398,787    (343,676)         --       682,688    (107,111)   4,756,817    4,331,602      4,335,633
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
  Net gains
   (losses) on
   investments.....    5,119,390    (146,557)         --     6,262,027     (80,601)   7,320,424    7,971,148      6,429,591
                     -----------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net increase in net
 assets resulting
 from operations...  $ 5,224,211     395,660      263,682    8,006,497     379,108    7,601,907    7,715,518      7,158,921
                     ===========  ==========  ===========  ===========  ==========  ===========  ===========    ===========
                       Small       Value
                      Company      Stock
                     ----------- -----------
Investment income
 (loss):
 Investment income
  distributions
  from underlying
  mutual fund
  (note 4).........      70,099     134,162
 Mortality and
  expense charges
  (note 3).........    (136,946)    (51,183)
                     ----------- -----------
  Investment
   income (loss)--
   net.............     (66,847)     82,979
                     ----------- -----------
Realized and
 unrealized gains
 (losses) on
 investments--net:
 Realized gain
  distributions
  from underlying
  mutual fund
  (note 4).........   3,093,113   1,024,043
                     ----------- -----------
 Realized gains on
  sales of
  investments:
   Proceeds from
    sales..........   8,855,781   3,885,317
   Cost of
    investments
    sold...........  (7,746,510) (3,415,633)
                     ----------- -----------
                      1,109,271     469,684
                     ----------- -----------
  Net realized
   gains on
   investments.....   4,202,384   1,493,727
                     ----------- -----------
Net change in
 unrealized
 appreciation or
 depreciation of
 investments.......  (2,840,532)  1,239,111
                     ----------- -----------
  Net gains
   (losses) on
   investments.....   1,361,852   2,732,838
                     ----------- -----------
Net increase in net
 assets resulting
 from operations...   1,295,005   2,815,817
                     =========== ===========

                See accompanying notes to financial statements.

                             Minnesota Life Variable Life Account
                      Statements of Changes in Net Assets

                          Year ended December 31, 1998

                                                              Segregated Sub-Accounts
                   --------------------------------------------------------------------------------------------------------
                                                Money        Asset      Mortgage      Index       Capital     International
                      Growth        Bond       Market     Allocation   Securities      500      Appreciation      Stock
                   ------------  ----------  -----------  -----------  ----------  -----------  ------------  -------------
Operations:
 Investment
  income (loss)--
  net............  $    293,572   1,208,984      402,645    2,335,405     546,902      363,787     (503,496)     1,703,772
 Net realized
  gains on
  investments....    13,484,399     456,128          --    10,815,923     119,054    8,761,284   10,988,981      4,498,399
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....    11,101,163    (256,619)         --    11,996,966       3,276   17,656,536   17,334,011     (1,715,008)
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net increase in
 net assets
 resulting from
 operations......    24,879,134   1,408,493      402,645   25,148,294     669,232   26,781,607   27,819,496      4,487,163
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......    39,789,274  18,197,885   22,597,674   36,353,193   5,839,283   55,781,942   33,631,794     39,752,735
 Policy
  withdrawals and
  charges........   (26,598,154) (9,938,676) (19,922,753) (25,597,723) (3,713,544) (31,067,552) (26,010,224)   (24,645,860)
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets from
 policy
 transactions....    13,191,120   8,259,209    2,674,921   10,755,470   2,125,739   24,714,390    7,621,570     15,106,875
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets..........    38,070,254   9,667,702    3,077,566   35,903,764   2,794,971   51,495,997   35,441,066     19,594,038
Net assets at the
 beginning of
 year............    66,172,885  20,989,760    7,170,533  103,301,412  10,321,050   86,679,800   87,870,497     71,300,514
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net assets at the
 end of year.....  $104,243,139  30,657,462   10,248,099  139,205,176  13,116,021  138,175,797  123,311,563     90,894,552
                   ============  ==========  ===========  ===========  ==========  ===========  ===========    ===========
                      Small
                     Company
                   ------------
Operations:
 Investment
  income (loss)--
  net............     (265,824)
 Net realized
  gains on
  investments....      318,225
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....      876,621
                   ------------
Net increase in
 net assets
 resulting from
 operations......      929,022
                   ------------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......   29,383,489
 Policy
  withdrawals and
  charges........  (17,709,370)
                   ------------
Increase in net
 assets from
 policy
 transactions....   11,674,119
                   ------------
Increase in net
 assets..........   12,603,141
Net assets at the
 beginning of
 year............   49,274,150
                   ------------
Net assets at the
 end of year.....   61,877,291
                   ============


                See accompanying notes to financial statements.

 Minnesota Life Variable Life Account
                Statements of Changes in Net Assets (Continued)

                          Year ended December 31, 1998

                                                         Segregated Sub-Accounts
                          -------------------------------------------------------------------------------------------
                                         Small                                                             Templeton
                             Value      Company   Global   Index 400   Macro-Cap  Micro-Cap   Real Estate  Developing
                             Stock      Value(a)  Bond(a)  Mid-Cap(a)  Value(a)   Growth(a)  Securities(a) Markets(a)
                          ------------  --------  -------  ----------  ---------  ---------  ------------- ----------
Operations:
 Investment income
  (loss)--net...........  $   (221,650)   7,530    15,535      4,163      2,424     (1,067)       8,668        (900)
 Net realized gains
  (losses) on
  investments...........       116,631   (3,712)    8,652     20,427     37,302       (147)      (1,631)        241
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments...........       863,403   16,429   (13,217)   112,278     63,061    102,936       (9,597)     60,222
                          ------------  -------   -------  ---------   --------   --------      -------     -------
Net increase (decrease)
 in net assets resulting
 from
 operations.............       758,385   20,247    10,970    136,868    102,787    101,722       (2,560)     59,563
                          ------------  -------   -------  ---------   --------   --------      -------     -------
Policy transactions
 (notes 3, 4 and 5):
 Policy purchase
  payments..............    28,395,796  846,448   342,604  1,239,314    873,020    756,634      286,162     676,668
 Policy withdrawals and
  charges...............   (14,647,201) (92,760)  (26,694)  (291,980)  (101,156)  (102,360)     (37,007)    (67,520)
                          ------------  -------   -------  ---------   --------   --------      -------     -------
Increase in net assets
 from policy
 transactions...........    13,748,593  753,688   315,910    947,334    771,864    654,274      249,155     609,148
                          ------------  -------   -------  ---------   --------   --------      -------     -------
Increase in net assets..    14,506,978  773,935   326,880  1,084,202    874,651    755,995      246,595     668,711
Net assets at the
 beginning of year......    37,156,690      --        --         --         --         --           --          --
                          ------------  -------   -------  ---------   --------   --------      -------     -------
Net assets at the end of
 year...................  $ 51,663,668  773,935   326,880  1,084,202    874,651    755,995      246,595     668,711
                          ============  =======   =======  =========   ========   ========      =======     =======

------
(a) For the period from May 19, 1998, commencement of operations, to December 31, 1998.


                See accompanying notes to financial statements.

                             Minnesota Life Variable Life Account
                Statements of Changes in Net Assets (Continued)

                          Year ended December 31, 1997

                                                                   Segregated Sub-Accounts
                   -------------------------------------------------------------------------------------------------------
                                               Money        Asset      Mortgage      Index       Capital     International
                      Growth        Bond       Market    Allocation   Securities      500      Appreciation      Stock
                   ------------  ----------  ----------  -----------  ----------  -----------  ------------  -------------
Operations:
 Investment
  income (loss)--
  net............  $    139,162     782,118     298,553    1,843,987     537,768      367,987     (359,192)     1,385,512
 Net realized
  gains on
  investments....    11,442,485     180,703         --     7,241,556      83,513    5,112,763    9,078,992      3,409,181
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....     3,414,900     561,234         --     6,261,254     169,605   12,660,399    9,108,606      1,199,797
                   ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Net increase in
 net assets
 resulting from
 operations......    14,996,547   1,524,055     298,553   15,346,797     790,886   18,141,149   17,828,406      5,994,490
                   ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......    24,785,458  11,710,496  10,151,149   30,593,582   4,047,794   34,152,463   28,190,241     32,014,886
 Policy
  withdrawals and
  charges........   (15,421,823) (6,934,983) (9,751,905) (22,812,796) (3,403,506) (16,164,441) (17,388,503)   (16,925,904)
                   ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets from
 policy
 transactions....     9,363,635   4,775,513     399,244    7,780,786     644,288   17,988,022   10,801,738     15,088,982
                   ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets..........    24,360,182   6,299,568     697,797   23,127,583   1,435,174   36,129,171   28,630,144     21,083,472
Net assets at the
 beginning of
 year............    41,812,703  14,690,192   6,472,736   80,173,829   8,885,876   50,550,629   59,240,353     50,217,042
                   ------------  ----------  ----------  -----------  ----------  -----------  -----------    -----------
Net assets at the
 end of year.....  $ 66,172,885  20,989,760   7,170,533  103,301,412  10,321,050   86,679,800   87,870,497     71,300,514
                   ============  ==========  ==========  ===========  ==========  ===========  ===========    ===========
                      Small       Value
                     Company      Stock
                   ------------ -----------
Operations:
 Investment
  income (loss)--
  net............     (203,860)    264,024
 Net realized
  gains on
  investments....      567,580   4,688,359
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....    2,548,501    (516,947)
                   ------------ -----------
Net increase in
 net assets
 resulting from
 operations......    2,912,221   4,435,436
                   ------------ -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......   25,428,738  25,430,667
 Policy
  withdrawals and
  charges........  (12,696,844) (9,922,538)
                   ------------ -----------
Increase in net
 assets from
 policy
 transactions....   12,731,894  15,508,129
                   ------------ -----------
Increase in net
 assets..........   15,644,115  19,943,565
Net assets at the
 beginning of
 year............   33,630,035  17,213,125
                   ------------ -----------
Net assets at the
 end of year.....   49,274,150  37,156,690
                   ============ ===========


                See accompanying notes to financial statements.

 Minnesota Life Variable Life Account
                Statements of Changes in Net Assets (Continued)

                          Year ended December 31, 1996

                                                                   Segregated Sub-Accounts
                   --------------------------------------------------------------------------------------------------------
                                                Money        Asset      Mortgage      Index       Capital     International
                      Growth        Bond       Market     Allocation   Securities      500      Appreciation      Stock
                   ------------  ----------  -----------  -----------  ----------  -----------  ------------  -------------
Operations:
 Investment
  income (loss)--
  net............  $    104,821     542,217      263,682    1,744,470     459,709      281,483     (255,630)       729,330
 Net realized
  gains on
  investments....     3,720,603     197,119          --     5,579,339      26,510    2,563,607    3,639,546      2,093,958
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....     1,398,787    (343,676)         --       682,688    (107,111)   4,756,817    4,331,602      4,335,633
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net increase in
 net assets
 resulting from
 operations......     5,224,211     395,660      263,682    8,006,497     379,108    7,601,907    7,715,518      7,158,921
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......    18,240,045   8,476,494   12,682,354   27,630,678   3,385,663   26,341,081   22,471,971     23,422,864
 Policy
  withdrawals and
  charges........   (10,094,412) (4,573,620) (11,802,949) (17,110,497) (2,229,350) (12,243,866) (13,399,945)   (11,721,797)
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets from
 policy
 transactions....     8,145,633   3,902,874      879,405   10,520,181   1,156,313   14,097,215    9,072,026     11,701,067
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Increase in net
 assets..........    13,369,844   4,298,534    1,143,087   18,526,678   1,535,421   21,699,122   16,787,544     18,859,988
Net assets at the
 beginning of
 year............    28,442,859  10,391,658    5,329,649   61,647,151   7,350,455   28,851,507   42,452,809     31,357,054
                   ------------  ----------  -----------  -----------  ----------  -----------  -----------    -----------
Net assets at the
 end of year.....  $ 41,812,703  14,690,192    6,472,736   80,173,829   8,885,876   50,550,629   59,240,353     50,217,042
                   ============  ==========  ===========  ===========  ==========  ===========  ===========    ===========
                     Small       Value
                    Company      Stock
                   ----------- -----------
Operations:
 Investment
  income (loss)--
  net............     (66,847)     82,979
 Net realized
  gains on
  investments....   4,202,384   1,493,727
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments....  (2,840,532)  1,239,111
                   ----------- -----------
Net increase in
 net assets
 resulting from
 operations......   1,295,005   2,815,817
                   ----------- -----------
Policy
 transactions
 (notes 3, 4 and
 5):
 Policy purchase
  payments.......  20,175,123  12,940,411
 Policy
  withdrawals and
  charges........  (8,718,835) (3,834,134)
                   ----------- -----------
Increase in net
 assets from
 policy
 transactions....  11,456,288   9,106,277
                   ----------- -----------
Increase in net
 assets..........  12,751,293  11,922,094
Net assets at the
 beginning of
 year............  20,878,742   5,291,031
                   ----------- -----------
Net assets at the
 end of year.....  33,630,035  17,213,125
                   =========== ===========


                See accompanying notes to financial statements.

                                           Minnesota Life Variable Life Account
Notes to Financial Statements

(1) Organization

  The Minnesota Life Variable Life Account (the Account), formerly Minnesota Mutual Variable Life Account, was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life), formerly The Minnesota Mutual Life Insurance Company, under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently two types of variable life policies each consisting of seventeen segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include both types of variable life policies, Variable Adjustable Life and Variable Adjustable Life Second Death, offered by the Account.
  The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable life policy owners allocate their purchase payments to one or more of the seventeen segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc. (the Fund) and Templeton Variable Products Series Fund (Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underling Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.
  Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities and Templeton Development Markets segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities and Templeton Development Markets Portfolios of the Fund, respectively.
  Ascend Financial Services, Inc. acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Fund. Ascend Financial Services, Inc. is a wholly-owned subsidiary of Advantus Capital Management, Inc. and Advantus Capital Management, Inc. is a wholly-owned subsidiary of Minnesota Life.

(2) Summary of Significant Accounting Policies

Use of Estimates
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Investments in Advantus Series Fund, Inc.
  Investments in shares of the Fund portfolios are stated at market value which is the net asset value per share as determined daily by the Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Fund are reinvested in additional shares of the Fund and are recorded by the sub-accounts on the ex-dividend date.

Federal Income Taxes
  The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Fund.

 Minnesota Life Variable Life Account

(3) Mortality and Expense and Other Policy Charges

  The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to .50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.
  Policy purchase payments are reflected net of the following charges paid to Minnesota Life:
    A basic sales load of 7 percent is deducted from each premium payment. A first year sales load not to exceed 23 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December
  31, 1998, 1997 and 1996 amounted to $23,671,583, $19,600,016 and
  $13,357,161, respectively.
    An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1,000 of face amount of insurance. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 1998, 1997 and 1996 amounted to $11,866,348, $10,756,148 and
  $6,155,712, respectively.
    A premium tax charge in the amount of 2.5 percent is deducted from each premium payment. Premium taxes are paid to state and local governments.
  Total premium tax charges deducted from premium payments for the years ended December 31, 1998, 1997 and 1996 amounted to $5,549,756, $4,479,422 and $3,465,457, respectively.
    A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 1998, 1997 and 1996 amounted to $2,625,973, $2,188,497 and $1,794,822, respectively.
    Beginning in 1996, a federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation
  Act of 1990. Total federal tax charges for the years ended December 31, 1998, 1997 and 1996 amounted to $293,094, $158,590 and $14,298, respectively.
  In addition to deductions from premium payments, an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks, if any, are assessed from the actual cash value of each policy. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Second Death policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 is assessed for each policy adjustment. A charge, not to exceed $10, may be assessed for each transfer of actual cash value among the segregated sub-accounts. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

                                           Minnesota Life Variable Life Account

(3) Mortality and Expense and Other Policy Charges (continued)

  The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

  The total of cash value charges for the years ended December 31, 1998, 1997 and 1996 for each segregated sub-account are as follows:

                                 1998       1997       1996
                              ---------- ---------- ----------
Growth                        $6,634,203 $4,939,701 $3,958,312
Bond                           2,823,226  2,200,814  1,780,681
Money Market                     887,191    777,111    741,727
Asset Allocation               8,357,447  7,770,546  7,673,171
Mortgage Securities            1,109,636    925,967    859,703
Index 500                      9,049,753  6,357,141  4,389,029
Capital Appreciation           7,338,162  6,374,197  5,701,873
International Stock            7,798,999  6,665,104  5,145,385
Small Company                  5,816,447  5,041,725  3,921,958
Value Stock                    5,414,078  3,775,010  1,802,043
Small Company Value               30,916        --         --
Global Bond                       11,215        --         --
Index 400 Mid-Cap                 28,011        --         --
Macro-Cap Value                   31,069        --         --
Micro-Cap Growth                  28,588        --         --
Real Estate Securities             9,868        --         --
Templeton Developing Markets      22,325        --         --

(4) Investment Transactions

  The Account's purchases of Fund shares, including reinvestment of dividend distributions, were as follows during the years ended December 31, 1997, 1996 and 1995:

                                           1998        1997        1996
                                        ----------- ----------- -----------
Growth Portfolio                        $51,597,361 $35,581,049 $21,135,107
Bond Portfolio                           19,818,000  12,580,930   9,188,376
Money Market Portfolio                   23,046,773  10,482,839  12,978,090
Asset Allocation Portfolio               46,702,304  37,651,827  33,562,674
Mortgage Securities Portfolio             6,444,196   4,632,812   3,885,004
Index 500 Portfolio                      57,264,811  35,768,419  27,064,233
Capital Appreciation Portfolio           38,955,829  34,192,337  23,743,157
International Stock Portfolio            43,963,560  34,563,821  25,368,587
Small Company Portfolio                  29,383,488  25,429,317  23,338,335
Value Stock Portfolio                    28,463,051  29,028,584  14,098,616
Small Company Value Portfolio               854,939         --          --
Global Bond Portfolio                       366,583         --          --
Index 400 Mid-Cap Portfolio               1,263,018         --          --
Macro-Cap Value Portfolio                   910,298         --          --
Micro-Cap Growth Portfolio                  756,633         --          --
Real Estate Securities Portfolio            295,549         --          --
Templeton Developing Markets Portfolio      624,766         --          --

 Minnesota Life Variable Life Account

(5) Unit Activity from Contract Transactions

  Transactions in units for each segregated sub-account for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                           Segregated Sub-Accounts
                        --------------------------------------------------------------
                                                     Money        Asset      Mortgage
                          Growth        Bond        Market     Allocation   Securities
                        ----------  ------------ ------------- -----------  ----------
Units outstanding at
 December 31, 1995      12,822,494    5,340,539     3,509,791   27,633,273   3,616,256
  Policy purchase
   payments              7,527,990    4,397,925     8,165,940   11,761,903   1,651,580
  Deductions for policy
   withdrawals and
   charges              (4,174,113)  (2,372,242)   (7,592,940)  (7,290,581) (1,092,188)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1996      16,176,371    7,366,222     4,082,791   32,104,595   4,175,648
  Policy purchase
   payments              8,261,616    5,661,131     6,242,859   11,295,279   1,827,938
  Deductions for policy
   withdrawals and
   charges              (5,153,568)  (3,347,910)   (6,002,049)  (8,457,357) (1,538,969)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1997      19,284,419    9,679,443     4,323,601   34,942,517   4,464,617
  Policy purchase
   payments             10,210,991    8,153,555    13,291,240   11,321,429   2,442,614
  Deductions for policy
   withdrawals and
   charges              (6,842,220)  (4,452,348)  (11,699,120)  (7,990,325) (1,556,063)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1998      22,653,190   13,380,650     5,915,721   38,273,621   5,351,168
                        ==========   ==========   ===========  ===========  ==========
                                          Segregated Sub-Accounts
                        --------------------------------------------------------------
                          Index       Capital    International    Small       Value
                           500      Appreciation     Stock       Company      Stock
                        ----------  ------------ ------------- -----------  ----------
Units outstanding at
 December 31, 1995      11,917,281   16,587,673    20,883,317   13,089,758   3,864,294
  Policy purchase
   payments              9,927,022    7,957,386    14,398,443   12,096,257   8,210,018
  Deductions for policy
   withdrawals and
   charges              (4,593,774)  (4,766,785)   (7,225,632)  (5,267,965) (2,425,981)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1996      17,250,529   19,778,274    28,056,128   19,918,050   9,648,331
  Policy purchase
   payments              9,815,943    8,385,341    16,284,208   14,622,555  12,392,543
  Deductions for policy
   withdrawals and
   charges              (4,632,985)  (5,177,010)   (8,575,503)  (7,333,234) (4,767,664)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1997      22,433,487   22,986,605    35,764,833   27,207,371  17,273,210
  Policy purchase
   payments             12,909,414    8,023,992    18,838,978   16,824,546  13,385,774
  Deductions for policy
   withdrawals and
   charges              (7,209,967)  (6,207,860)  (11,645,602) (10,119,583) (6,940,622)
                        ----------   ----------   -----------  -----------  ----------
Units outstanding at
 December 31, 1998      28,132,934   24,802,737    42,958,209   33,912,334  23,718,362
                        ==========   ==========   ===========  ===========  ==========

                                           Minnesota Life Variable Life Account

(5) Unit Activity from Contract Transactions (continued)

                                      Segregated Sub-Accounts
                        ------------------------------------------------------
                                                             Macro-    Micro-
                        Small Company   Global   Index 400    Cap       Cap
                            Value        Bond     Mid-Cap    Value     Growth
                        ------------- ---------- ---------  --------  --------
Units outstanding at
 December 31, 1997              --         --          --        --        --
  Policy purchase
   payments               1,006,556    318,188   1,315,286   927,227   847,841
  Deductions for policy
   withdrawals and
   charges                 (111,878)   (25,113)   (294,840) (103,724) (114,792)
                          ---------    -------   ---------  --------  --------
Units outstanding at
 December 31, 1998          894,678    293,075   1,020,446   823,503   733,049
                          =========    =======   =========  ========  ========
                        Segregated Sub-Accounts
                        ------------------------
                                      Templeton
                         Real Estate  Developing
                         Securities    Markets
                        ------------- ----------
Units outstanding at
 December 31, 1997              --         --
  Policy purchase
   payments                 327,276    877,028
  Deductions for policy
   withdrawals and
   charges                  (42,649)   (98,790)
                          ---------    -------
Units outstanding at
 December 31, 1998          284,627    778,238
                          =========    =======

 Minnesota Life Variable Life Account

(6) Financial Highlights

  The following tables for each segregated sub-account show certain data for an accumulation unit outstanding during the periods indicated:

                                     Growth

                                                    Year ended December 31,
                                                   --------------------------
                                                   1998  1997 1996  1995 1994
                                                   ----- ---- ----  ---- ----
Unit value, beginning of year                      $3.43 2.59 2.22  1.79 1.79
                                                   ----- ---- ----  ---- ----
Income from investment operations:
  Net investment income                              .01  .01  .01   .01  .01
  Net gains or losses on securities (both realized
   and unrealized)                                  1.16  .83  .36   .42 (.01)
                                                   ----- ---- ----  ---- ----
    Total from investment operations                1.17  .84  .37   .43  --
                                                   ----- ---- ----  ---- ----
Unit value, end of year                            $4.60 3.43 2.59  2.22 1.79
                                                   ===== ==== ====  ==== ====

                                      Bond

                                                    Year ended December 31,
                                                   --------------------------
                                                   1998  1997 1996  1995 1994
                                                   ----- ---- ----  ---- ----
Unit value, beginning of year                      $2.17 1.99 1.95  1.63 1.72
                                                   ----- ---- ----  ---- ----
Income (loss) from investment operations:
  Net investment income                              .10  .09  .08   .05  .05
  Net gains or losses on securities (both realized
   and unrealized)                                   .02  .09 (.04)  .27 (.14)
                                                   ----- ---- ----  ---- ----
    Total from investment operations                 .12  .18  .04   .32 (.09)
                                                   ----- ---- ----  ---- ----
Unit value, end of year                            $2.29 2.17 1.99  1.95 1.63
                                                   ===== ==== ====  ==== ====

                                  Money Market

                                                    Year ended December 31,
                                                   --------------------------
                                                   1998  1997 1996  1995 1994
                                                   ----- ---- ----  ---- ----
Unit value, beginning of year                      $1.66 1.58 1.52  1.45 1.40
                                                   ----- ---- ----  ---- ----
Income from investment operations:
  Net investment income                              .07  .08  .06   .07  .05
                                                   ----- ---- ----  ---- ----
    Total from investment operations                 .07  .08  .06   .07  .05
                                                   ----- ---- ----  ---- ----
Unit value, end of year                            $1.73 1.66 1.58  1.52 1.45
                                                   ===== ==== ====  ==== ====

                                Asset Allocation

                                                    Year ended December 31,
                                                   --------------------------
                                                   1998  1997 1996  1995 1994
                                                   ----- ---- ----  ---- ----
Unit value, beginning of year                      $2.96 2.50 2.23  1.79 1.83
                                                   ----- ---- ----  ---- ----
Income (loss) from investment operations:
  Net investment income                              .06  .06  .06   .05  .03
  Net gains or losses on securities (both realized
   and unrealized)                                   .62  .40  .21   .39 (.07)
                                                   ----- ---- ----  ---- ----
    Total from investment operations                 .68  .46  .27   .44 (.04)
                                                   ----- ---- ----  ---- ----
Unit value, end of year                            $3.64 2.96 2.50  2.23 1.79
                                                   ===== ==== ====  ==== ====

                                           Minnesota Life Variable Life Account

(6) Financial Highlights (continued)

                              Mortgage Securities

                                                 Year ended December 31,
                                                -----------------------------
                                                1998   1997  1996  1995  1994
                                                -----  ----  ----  ----  ----
Unit value, beginning of year                   $2.31  2.13  2.03  1.73  1.80
                                                -----  ----  ----  ----  ----
Income (loss) from investment operations:
  Net investment income                           .11   .13   .12   .11   .06
  Net gains or losses on securities (both real-
   ized and unrealized)                           .03   .05  (.02)  .19  (.14)
                                                -----  ----  ----  ----  ----
    Total from investment operations              .14   .18   .10   .30  (.07)
                                                -----  ----  ----  ----  ----
Unit value, end of year                         $2.45  2.31  2.13  2.03  1.73
                                                =====  ====  ====  ====  ====

                                   Index 500

                                                 Year ended December 31,
                                                -----------------------------
                                                1998   1997  1996  1995  1994
                                                -----  ----  ----  ----  ----
Unit value, beginning of year                   $3.86  2.93  2.42  1.78  1.77
                                                -----  ----  ----  ----  ----
Income from investment operations:
  Net investment income                           .01   .02   .02   .02   .02
  Net gains or losses on securities (both real-
   ized and unrealized)                          1.05   .91   .49   .62  (.01)
                                                -----  ----  ----  ----  ----
    Total from investment operations             1.06   .93   .51   .64   .01
                                                -----  ----  ----  ----  ----
Unit value, end of year                         $4.92  3.86  2.93  2.42  1.78
                                                =====  ====  ====  ====  ====

                              Capital Appreciation

                                                 Year ended December 31,
                                                -----------------------------
                                                1998   1997  1996  1995  1994
                                                -----  ----  ----  ----  ----
Unit value, beginning of year                   $3.82  3.00  2.56  2.10  2.06
                                                -----  ----  ----  ----  ----
Income from investment operations:
  Net investment income (loss)                   (.02) (.02) (.01) (.01) (.01)
  Net gains or losses on securities (both real-
   ized and unrealized)                          1.18   .84   .45   .47   .05
                                                -----  ----  ----  ----  ----
    Total from investment operations             1.16   .82   .44   .46   .04
                                                -----  ----  ----  ----  ----
Unit value, end of year                         $4.98  3.82  3.00  2.56  2.10
                                                =====  ====  ====  ====  ====

                              International Stock

                                                 Year ended December 31,
                                                -----------------------------
                                                1998   1997  1996  1995  1994
                                                -----  ----  ----  ----  ----
Unit value, beginning of year                   $1.99  1.79  1.50  1.32  1.33
                                                -----  ----  ----  ----  ----
Income (loss) from investment operations:
  Net investment income (loss)                    .04   .04   .03  (.01)  .03
  Net gains or losses on securities (both real-
   ized and unrealized)                           .08   .16   .26   .19  (.04)
                                                -----  ----  ----  ----  ----
    Total from investment operations              .12   .20   .29   .18  (.01)
                                                -----  ----  ----  ----  ----
Unit value, end of year                         $2.11  1.99  1.79  1.50  1.32
                                                =====  ====  ====  ====  ====

 Minnesota Life Variable Life Account

(6) Financial Highlights (continued)

                                 Small Company

                                                    Year ended December 31,
                                                   ----------------------------
                                                   1998   1997  1996 1995  1994
                                                   -----  ----  ---- ----  ----
Unit value, beginning of period                    $1.81  1.69  1.59 1.21  1.15
                                                   -----  ----  ---- ----  ----
Income from investment operations:
  Net investment income (loss)                      (.01) (.01)  --  (.01)  --
  Net gains or losses on securities (both realized
   and unrealized)                                   .02   .13   .10  .39   .06
                                                   -----  ----  ---- ----  ----
    Total from investment operations                 .01   .12   .10  .38   .06
                                                   -----  ----  ---- ----  ----
Unit value, end of period                          $1.82  1.81  1.69 1.59  1.21
                                                   =====  ====  ==== ====  ====

                                  Value Stock

                                              Year ended December
                                                      31,
                                              ---------------------
                                                                    Period from
                                                                    May 2, 1994*
                                                                    to December
                                              1998   1997 1996 1995   31, 1994
                                              -----  ---- ---- ---- ------------
Unit value, beginning of period               $2.15  1.78 1.37 1.04     1.00
                                              -----  ---- ---- ----     ----
Income from investment operations:
  Net investment income (loss)                 (.01)  .02  .01  .01      .02
  Net gains or losses on securities (both re-
   alized and unrealized)                       .04   .35  .40  .32      .02
                                              -----  ---- ---- ----     ----
    Total from investment operations            .03   .37  .41  .33      .04
                                              -----  ---- ---- ----     ----
Unit value, end of period                     $2.18  2.15 1.78 1.37     1.04
                                              =====  ==== ==== ====     ====

                              Small Company Value

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income (loss) from in-
 vestment operations:
  Net investment income          .02
  Net gains or losses on
   securities (both real-
   ized and unrealized)         (.16)
                               -----
    Total from investment
     operations                 (.14)
                               -----
Unit value, end of period      $ .86
                               =====

* Commencement of the segregated sub-account's operations.

                                           Minnesota Life Variable Life Account

(6) Financial Highlights (continued)

                                  Global Bond

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income from investment
 operations:
  Net investment income          .16
  Net gains or losses on
   securities (both
   realized and
   unrealized)                  (.04)
                               -----
    Total from investment
     operations                  .12
                               -----
Unit value, end of period      $1.12
                               =====

                               Index 400 Mid-Cap

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income from investment
 operations:
  Net investment income          .01
  Net gains or losses on
   securities (both
   realized and
   unrealized)                   .04
                               -----
    Total from investment
     operations                  .05
                               -----
Unit value, end of period      $1.05
                               =====

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income from investment
 operations:
  Net investment income          .01
  Net gains or losses on
   securities (both
   realized and
   unrealized)                   .05
                               -----
    Total from investment
     operations                  .06
                               -----
Unit value, end of period      $1.06
                               =====

                                Macro-Cap Value


*Commencement of the segregated sub-account's operations.

 Minnesota Life Variable Life Account

(6) Financial Highlights (continued)

                                Micro-Cap Growth

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income from investment
 operations:
  Net investment income          --
  Net gains or losses on
   securities (both
   realized and
   unrealized)                   .03
                               -----
    Total from investment
     operations                  .03
                               -----
Unit value, end of period      $1.03
                               =====

                             Real Estate Securities

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income (loss) from
 investment operations:
  Net investment income          .07
  Net gains or losses on
   securities (both
   realized and
   unrealized)                  (.20)
                               -----
    Total from investment
     operations                 (.13)
                               -----
Unit value, end of period      $ .87
                               =====

                            Period from
                           May 19, 1998*
                            to December
                             31, 1998
                           -------------
Unit value, beginning of
 period                        $1.00
                               -----
Income (loss) from
 investment operations:
  Net investment income          --
  Net gains or losses on
   securities (both
   realized and
   unrealized)                  (.14)
                               -----
    Total from investment
     operations                 (.14)
                               -----
Unit value, end of period      $ .86
                               =====

                          Templeton Developing Markets


*Commencement of the segregated sub-account's operations.

 Independent Auditors' Report
The Board of Directors
Minnesota Life Insurance Company

  We have audited the accompanying consolidated balance sheets of the Minnesota Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Minnesota Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.
  Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Minneapolis, Minnesota
February 8, 1999

                              Minnesota Life Insurance Company and Subsidiaries
Consolidated Balance Sheets

December 31, 1998 and 1997

                                     Assets

                                                        1998        1997
                                                     ----------- -----------
                                                         (In thousands)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,667,688 and $4,518,807)                        $ 4,914,012 $ 4,719,801
  Held-to-maturity, at amortized cost (fair value
   $1,161,784 and $1,158,227)                          1,086,548   1,088,312
Equity securities, at fair value (cost $579,546 and
 $537,441)                                               749,800     686,638
Mortgage loans, net                                      681,219     661,337
Real estate, net                                          38,530      39,964
Policy loans                                             226,409     213,488
Short-term investments                                   136,435     112,352
Other invested assets                                    261,625     216,838
                                                     ----------- -----------
  Total investments                                    8,094,578   7,738,730
Cash                                                     175,660      96,179
Finance receivables, net                                 163,411     211,794
Deferred policy acquisition costs                        564,382     576,030
Accrued investment income                                 86,974      83,439
Premiums receivable, net                                  62,609      68,030
Property and equipment, net                               67,448      58,123
Reinsurance recoverables                                 162,553     150,126
Other assets                                              61,183      52,852
Separate account assets                                6,994,752   5,366,810
                                                     ----------- -----------
    Total assets                                     $16,433,550 $14,402,113
                                                     =========== ===========

                      Liabilities and Stockholder's Equity

Liabilities:
  Policy and contract account balances               $ 4,242,802 $ 4,275,221
  Future policy and contract benefits                  1,744,245   1,687,529
  Pending policy and contract claims                      70,564      64,356
  Other policyholders' funds                             438,595     416,752
  Policyholders' dividends payable                        53,957      55,321
  Stockholder dividend payable                            24,700         --
  Unearned premiums and fees                             180,191     202,070
  Federal income tax liability:
    Current                                               53,039      45,300
    Deferred                                             173,907     166,057
  Other liabilities                                      514,468     334,305
  Notes payable                                          267,000     298,000
  Separate account liabilities                         6,947,806   5,320,517
                                                     ----------- -----------
    Total liabilities                                 14,711,274  12,865,428
                                                     ----------- -----------
Stockholder's equity:
  Common stock, $1 par value, 5,000,000 shares
   authorized, issued and outstanding                      5,000         --
  Retained earnings                                    1,513,661   1,380,012
  Accumulated other comprehensive income                 203,615     156,673
                                                     ----------- -----------
    Total stockholder's equity                         1,722,276   1,536,685
                                                     ----------- -----------
      Total liabilities and stockholder's equity     $16,433,550 $14,402,113
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

 Minnesota Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

Years ended December 31, 1998, 1997, and 1996

                            Statements of Operations

                                             1998        1997        1996
                                          ----------  ----------  ----------
                                                   (In thousands)
Revenues:
  Premiums                                $  577,693  $  615,253  $  612,359
  Policy and contract fees                   300,361     272,037     245,966
  Net investment income                      531,081     553,773     530,987
  Net realized investment gains              114,652     114,367      55,574
  Finance charge income                       35,880      43,650      46,932
  Other income                                73,498      71,707      51,630
                                          ----------  ----------  ----------
    Total revenues                         1,633,165   1,670,787   1,543,448
                                          ----------  ----------  ----------
Benefits and expenses:
  Policyholders' benefits                    519,926     515,873     541,520
  Interest credited to policies and con-
   tracts                                    290,870     298,033     288,967
  General operating expenses                 360,916     369,961     302,618
  Commissions                                110,211     114,404     103,370
  Administrative and sponsorship fees         80,183      81,750      79,360
  Dividends to policyholders                  25,159      26,776      24,804
  Interest on notes payable                   22,360      24,192      22,798
  Increase in deferred policy acquisition
   costs                                     (18,042)    (26,878)    (19,284)
                                          ----------  ----------  ----------
    Total benefits and expenses            1,391,583   1,404,111   1,344,153
                                          ----------  ----------  ----------
      Income from operations before taxes    241,582     266,676     199,295
  Federal income tax expense (benefit):
    Current                                   93,584      84,612      68,033
    Deferred                                 (15,351)     (7,832)        744
                                          ----------  ----------  ----------
      Total federal income tax expense        78,233      76,780      68,777
                                          ----------  ----------  ----------
        Net income                        $  163,349  $  189,896  $  130,518
                                          ==========  ==========  ==========
Other comprehensive income, after tax:
  Foreign currency translation adjust-
   ments                                  $     (947) $      947  $      --
  Unrealized gains (losses) on securities     47,889      47,414     (44,940)
                                          ----------  ----------  ----------
  Other comprehensive income, net of tax      46,942      48,361     (44,940)
                                          ----------  ----------  ----------
    Comprehensive income                  $  210,291  $  238,257  $   85,578
                                          ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                              Minnesota Life Insurance Company and Subsidiaries
Consolidated Statements of Changes in Stockholder's Equity

Years ended December 31, 1998, 1997, and 1996

                                             1998        1997       1996
                                          ----------  ---------- ----------
                                                   (In thousands)
Common stock:
  Issued during the year                  $    5,000  $      --  $      --
                                          ----------  ---------- ----------
    Total common stock                    $    5,000  $      --  $      --
                                          ==========  ========== ==========
Retained earnings:
  Beginning balance                       $1,380,012  $1,190,116 $1,059,598
  Net income                                 163,349     189,896    130,518
  Retained earnings transfer for common
   stock issued                               (5,000)        --         --
  Dividends to stockholder                   (24,700)        --         --
                                          ----------  ---------- ----------
    Total retained earnings               $1,513,661  $1,380,012 $1,190,116
                                          ==========  ========== ==========
Accumulated other comprehensive income:
  Beginning balance                       $  156,673  $  108,312 $  153,252
  Change in unrealized appreciation (de-
   preciation) of investments                 47,889      47,414    (44,940)
  Change in unrealized gain on foreign
   currency translation                         (947)        947        --
                                          ----------  ---------- ----------
    Total accumulated other comprehensive
     income                               $  203,615  $  156,673 $  108,312
                                          ==========  ========== ==========
      Total stockholder's equity          $1,722,276  $1,536,685 $1,298,428
                                          ==========  ========== ==========

          See accompanying notes to consolidated financial statements.

 Minnesota Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows

Years ended December 31, 1998, 1997, and 1996

                                            1998         1997         1996
                                         -----------  -----------  -----------
                                                   (In thousands)
Cash Flows from Operating Activities
Net income                               $   163,349  $   189,896  $   130,518
Adjustments to reconcile net income to
 net cash provided by operating activi-
 ties:
  Interest credited to annuity and in-
   surance contracts                         265,841      276,719      275,968
  Fees deducted from policy and con-
   tract balances                           (212,901)    (214,803)    (206,780)
  Change in future policy benefits            56,716       76,358       84,389
  Change in other policyholders' lia-
   bilities                                  (20,802)       7,597       16,099
  Change in deferred policy acquisition
   costs                                     (18,042)     (26,878)     (19,284)
  Change in premiums due and other re-
   ceivables                                   5,421       (9,280)     (26,142)
  Change in federal income tax liabili-
   ties                                       15,589       36,049      (38,113)
  Net realized investment gains             (114,652)    (114,367)     (55,574)
  Other, net                                  32,380      (23,213)      56,045
                                         -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities                                172,899      198,078      217,126
                                         -----------  -----------  -----------
Cash Flows from Investing Activities
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                1,835,726    1,099,114      877,682
  Equity securities                          523,617      601,936      352,901
  Mortgage loans                                 --           --        15,567
  Real estate                                  7,800        9,279       11,678
  Other invested assets                       21,682       26,877       12,280
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                  414,726      403,829      329,550
  Fixed maturity securities, held-to-
   maturity                                  148,848      139,394      114,222
  Mortgage loans                             126,066      109,246       94,703
Purchases of:
  Fixed maturity securities, available-
   for-sale                               (2,384,720)  (1,498,048)  (1,228,048)
  Fixed maturity securities, held-to-
   maturity                                  (99,530)     (82,835)     (60,612)
  Equity securities                         (516,907)    (585,349)    (446,599)
  Mortgage loans                            (141,008)    (157,247)    (108,691)
  Real estate                                 (5,612)      (3,908)      (3,786)
  Other invested assets                      (75,682)     (55,988)     (29,271)
Finance receivable originations or pur-
 chases                                      (77,141)    (115,248)    (175,876)
Finance receivable principal payments        109,277      133,762      142,723
Other, net                                   141,768      (88,626)     (40,062)
                                         -----------  -----------  -----------
    Net cash provided by (used for) in-
     vesting activities                       28,910      (63,812)    (141,639)
                                         -----------  -----------  -----------
Cash Flows from Financing Activities
Deposits credited to annuity and insur-
 ance contracts                              952,622      928,696      657,405
Withdrawals from annuity and insurance
 contracts                                (1,053,844)  (1,013,588)    (702,681)
Proceeds from issuance of debt                40,000          --        60,000
Payments on debt                             (31,000)     (21,000)     (21,000)
Other, net                                    (6,023)      (3,355)      (6,898)
                                         -----------  -----------  -----------
    Net cash used for financing activi-
     ties                                    (98,245)    (109,247)     (13,174)
                                         -----------  -----------  -----------
Net increase in cash and short-term in-
 vestments                                   103,564       25,019       62,313
Cash and short-term investments, begin-
 ning of year                                208,531      183,512      121,199
                                         -----------  -----------  -----------
Cash and short-term investments, end of
 year                                    $   312,095  $   208,531  $   183,512
                                         ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

                              Minnesota Life Insurance Company and Subsidiaries


Notes to Consolidated Financial Statements
(1) Nature of Operations

Conversion to a Mutual Holding Company Structure
Consent was given from the Minnesota Department of Commerce (Department of Commerce) allowing The Minnesota Mutual Life Insurance Company to implement a conversion to a mutual holding company. The Minnesota Mutual Life Insurance Company enacted this privilege effective October 1, 1998. The conversion created Minnesota Mutual Companies, Inc., a mutual holding company, Securian Holding Company and Securian Financial Group, Inc., which are intermediate stock holding companies. The Minnesota Mutual Life Insurance Company was converted into a stock life insurance company and renamed Minnesota Life Insurance Company. Minnesota Mutual Companies, Inc. will at all times, in accordance with the conversion plan and as required by the Mutual Insurance Holding Company Act, directly or indirectly control Minnesota Life Insurance Company through the ownership of at least a majority of the voting power of the voting shares of the capital stock of Minnesota Life Insurance Company. Annuity contract and life insurance policyholders of Minnesota Life Insurance Company have certain membership interests consisting primarily of the right to vote on certain matters involving Minnesota Mutual Companies, Inc. and the right to receive distributions of surplus in the event of demutualization, dissolution or liquidation of Minnesota Mutual Companies, Inc.

Description of Business
Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into five strategic business units which focus on various markets: Individual Insurance, Financial Services, Group Insurance, Pension and Asset Management. Revenues in 1998 for these business units were $862,240,000, $273,511,000, $258,928,000, $102,061,000 and
$20,723,000, respectively. Additional revenues of $115,702,000 were reported by the Company's subsidiaries.
  The Company serves over six million people through more than 4,000 associates located at its St. Paul, Minnesota headquarters and in 75 general agencies and 45 regional offices throughout the United States.

(2) Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Insurance Revenues and Expenses
Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

 Minnesota Life Insurance Company and Subsidiaries

(2) Summary of Significant Accounting Policies (continued)

  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

Deferred Policy Acquisition Costs
The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.
  For traditional life, accident and health and group life products, deferred policy acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.
  For nontraditional life products and deferred annuities, deferred policy acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.
  Deferred policy acquisition costs amortized were $148,098,000, $128,176,000 and $125,978,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

Finance Charge Income and Receivables
Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Finance charges and interest is suspended when a loan is considered by management to be impaired. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest previously accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments
Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities, which may be sold prior to maturity, are classified as available-for-sale and are carried at fair value.
  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.
  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A

                              Minnesota Life Insurance Company and Subsidiaries

(2) Summary of Significant Accounting Policies (continued)

mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.
  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.
  Venture capital limited partnerships are carried at cost, net of write-downs for other than temporary declines in value and allowances for temporary declines in value. Cash distributions are recorded as a return of capital and/or income as appropriate. In-kind distributions are recorded as a return of capital for the cost basis of the stock received.
  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1998 and 1997, was $6,713,000 and $6,269,000, respectively.
  Policy loans are carried at the unpaid principal balance.

Derivative Financial Instruments
The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps were used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps were based upon certain stock indices. If, at the time of settlement for a particular swap, the designated stock index had fallen below a specified level, the counterparty would pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index had risen, the Company would pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap. The equity swaps were settled with the counterparties in August 1997. The swaps were carried at fair value, which were based upon dealer quotes. Changes in fair value were recorded directly in stockholder's equity. Upon settlement of the swaps, gains or losses were recognized in income, and the Company realized a loss of approximately $31,000,000 in 1997, upon settlement of these equity swaps.
  The Company began investing in international bonds denominated in foreign currencies in 1997. Unrealized gains or losses are recorded on foreign denominated securities due to the fluctuation in foreign currency exchange rates and/or related payables and receivables and interest on foreign securities. The Company uses forward foreign exchange currency contracts as part of its risk management strategy for international investments. The forward foreign exchange currency contracts are used to reduce market risks from changes in foreign exchange rates. These forward foreign exchange currency contracts are agreements to purchase a specified amount of one currency in exchange for a specified amount of another currency at a future point in time at a foreign exchange currency rate agreed upon on the contract open date. No cash is exchanged at the outset of the contract and no payments are made by either party until the contract close date. On the contract close date the contracted amount of the purchased currency is received from the counterparty and the contracted amount of the sold currency is sent to the counterparty. Realized and unrealized gains and losses on these forward foreign exchange contracts are recorded in income as incurred. In addition, these contracts are generally short-term in nature and there is no material exposure to the Company at December 31, 1998. Notional amounts for the years ended December 31, 1998 and 1997, were $115,194,000 and $80,997,000, respectively.

 Minnesota Life Insurance Company and Subsidiaries

(2) Summary of Significant Accounting Policies (continued)

Capital Gains and Losses
Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.
  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of stockholder's equity, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation of $101,692,000 and $90,926,000 at December 31, 1998 and 1997, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expenses for the years ended December 31, 1998, 1997 and 1996, were $10,765,000, $8,965,000 and $6,454,000, respectively.

Separate Accounts
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts.
  The Company periodically invests money in its separate accounts. The market value of such investments, included with separate account assets, amounted to $46,945,000 and $46,293,000 at December 31, 1998 and 1997, respectively.

Policyholders' Liabilities
Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.
  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.
  Other policyholders' funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business
Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes
Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

                              Minnesota Life Insurance Company and Subsidiaries

(2) Summary of Significant Account Policies (continued)

Reinsurance Recoverables
Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

Reclassifications
Certain 1997 and 1996 consolidated financial statement balances have been reclassified to conform to the 1998 presentation.

(3) Investments

  Net investment income for the years ended December 31 was as follows:

                                                  1998      1997      1996
                                                --------  --------  --------
                                                      (In thousands)
Fixed maturity securities                       $445,220  $457,391  $433,985
Equity securities                                 12,183    16,182    14,275
Mortgage loans                                    54,785    55,929    63,865
Real estate                                         (236)     (407)     (475)
Policy loans                                      15,502    15,231    13,828
Short-term investments                             6,147     6,995     6,535
Other invested assets                              3,826     3,871     4,901
                                                --------  --------  --------
  Gross investment income                        537,427   555,192   536,914
Investment expenses                               (6,346)   (1,419)   (5,927)
                                                --------  --------  --------
    Total                                       $531,081  $553,773  $530,987
                                                ========  ========  ========

  Net realized investment gains (losses) for the years ended December 31 were as follows:

                                                  1998      1997      1996
                                                --------  --------  --------
                                                      (In thousands)
Fixed maturity securities                       $ 43,244  $  3,711  $ (6,536)
Equity securities                                 47,526    92,765    57,770
Mortgage loans                                     3,399     2,011      (721)
Real estate                                        7,809     1,598     7,088
Other invested assets                             12,674    14,282    (2,027)
                                                --------  --------  --------
    Total                                       $114,652  $114,367  $ 55,574
                                                ========  ========  ========

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1998      1997      1996
                                                --------  --------  --------
                                                      (In thousands)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 56,428  $ 18,804  $ 19,750
  Gross realized losses                          (13,184)  (15,093)  (26,286)
Equity securities:
  Gross realized gains                           107,342   120,437    79,982
  Gross realized losses                          (59,816)  (27,672)  (22,212)

 Minnesota Life Insurance Company and Subsidiaries

(3)Investments (continued)


  Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

                                                   1998       1997
                                                 ---------  ---------
                                                   (In thousands)
Gross unrealized gains                           $ 487,479  $ 472,671
Gross unrealized losses                            (73,440)  (118,863)
Adjustment to deferred acquisition costs          (119,542)  (100,299)
Adjustment to unearned policy and contract fees     15,912    (13,087)
Deferred federal income taxes                     (106,794)   (83,749)
                                                 ---------  ---------
  Net unrealized gains                           $ 203,615  $ 156,673
                                                 =========  =========

                              Minnesota Life Insurance Company and Subsidiaries

(3)Investments (continued)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                               Gross Unrealized
                                               -----------------
                                    Amortized                       Fair
                                       Cost     Gains    Losses    Value
                                    ---------- -------- -------- ----------
                                                (In thousands)
December 31, 1998
Available-for-sale:
  United States government and
   government agencies and
   authorities                      $  195,650 $ 17,389 $    201 $  212,838
  Foreign governments                      784      --       311        473
  Corporate securities               2,357,861  204,277   30,648  2,531,490
  International bond securities        188,448   22,636    1,298    209,786
  Mortgage-backed securities         1,924,945   52,580   18,100  1,959,425
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,667,688  296,882   50,558  4,914,012
  Equity securities-unaffiliated       463,777  157,585   15,057    606,305
  Equity securities-affiliated
   mutual funds                        115,769   27,726      --     143,495
                                    ---------- -------- -------- ----------
    Total equity securities            579,546  185,311   15,057    749,800
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,247,234  482,193   65,615  5,663,812
Held-to maturity:
  Corporate securities                 894,064   67,496      235    961,325
  Mortgage-backed securities           192,484    9,030    1,055    200,459
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,086,548   76,526    1,290  1,161,784
                                    ---------- -------- -------- ----------
      Total                         $6,333,782 $558,719 $ 66,905 $6,825,596
                                    ========== ======== ======== ==========
                                               Gross Unrealized
                                               -----------------
                                    Amortized                       Fair
                                       Cost     Gains    Losses    Value
                                    ---------- -------- -------- ----------
                                                (In thousands)
December 31, 1997
Available-for-sale:
  United States government and
   government agencies and authori-
   ties                             $  239,613 $ 18,627 $    --  $  258,240
  Foreign governments                    1,044      --        29      1,015
  Corporate securities               2,273,474  216,056   70,484  2,419,046
  International bond securities        150,157    2,565   23,530    129,192
  Mortgage-backed securities         1,854,519   66,934    9,145  1,912,308
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,518,807  304,182  103,188  4,719,801
  Equity securities-unaffiliated       421,672  134,558   14,575    541,655
  Equity securities-affiliated mu-
   tual funds                          115,769   29,214      --     144,983
                                    ---------- -------- -------- ----------
    Total equity securities            537,441  163,772   14,575    686,638
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,056,248  467,954  117,763  5,406,439
Held-to maturity:
  Corporate securities                 893,407   59,850      752    952,505
  Mortgage-backed securities           194,905   10,817      --     205,722
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,088,312   70,667      752  1,158,227
                                    ---------- -------- -------- ----------
      Total                         $6,144,560 $538,621 $118,515 $6,564,666
                                    ========== ======== ======== ==========

 Minnesota Life Insurance Company and Subsidiaries

(3) Investments (continued)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   Available-for-Sale     Held-to-Maturity
                                  --------------------- ---------------------
                                  Amortized     Fair    Amortized     Fair
                                     Cost      Value       Cost      Value
                                  ---------- ---------- ---------- ----------
                                                (In thousands)
Due in one year or less           $   38,375 $   35,299 $   11,109 $   11,346
Due after one year through five
 years                               529,019    616,064    128,658    133,657
Due after five years through ten
 years                             1,251,763  1,316,512    373,294    403,159
Due after ten years                  923,586    986,712    381,003    413,163
                                  ---------- ---------- ---------- ----------
                                   2,742,743  2,954,587    894,064    961,325
Mortgage-backed securities         1,924,945  1,959,425    192,484    200,459
                                  ---------- ---------- ---------- ----------
  Total                           $4,667,688 $4,914,012 $1,086,548 $1,161,784
                                  ========== ========== ========== ==========

  At December 31, 1998 and 1997, fixed maturity securities and short-term investments with a carrying value of $6,361,000 and $8,000,000, respectively, were on deposit with various regulatory authorities as required by law.
  Allowances for credit losses on investments are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1998    1997
                        ------- -------
                        (In thousands)
Mortgage loans          $ 1,500 $ 1,500
Investment real estate      841   2,248
                        ------- -------
  Total                 $ 2,341 $ 3,748
                        ======= =======

  At December 31, 1998, the recorded investment in mortgage loans that were considered to be impaired was $8,798 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  At December 31, 1997, the recorded investment in mortgage loans that were considered to be impaired was $18,400 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  A general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1998 and 1997.

  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1998   1997    1996
                              ------ ------  ------
                                 (In thousands)
Balance at beginning of year  $1,500 $1,895  $1,711
Provision for credit losses      --     --      381
Charge-offs                      --    (395)   (197)
                              ------ ------  ------
  Balance at end of year      $1,500 $1,500  $1,895
                              ====== ======  ======

                              Minnesota Life Insurance Company and Subsidiaries

(3) Investments (continued)

  Below is a summary of interest income on impaired mortgage loans.

                                                         1998  1997   1996
                                                         ---- ------ ------
                                                           (In thousands)
Average impaired mortgage loans                          $14  $3,268 $9,375
Interest income on impaired mortgage loans--contractual   18     556  1,796
Interest income on impaired mortgage loans--collected     17     554  1,742

(4) Notes Receivable

In connection with the Company's planned construction of an additional home office facility in St. Paul, Minnesota, the Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997. A maximum of $15 million in funds is available under this loan for condemnation and demolition of the Company's proposed building site. The note bears interest at a rate of 8.625%, with principal payments commencing February 2004 and a maturity date of August 2025. Interest payments are accrued and are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. As of December 31, 1998, HRA has drawn $9,669,128 on this loan contingency agreement and accrued interest of $673,435.

(5) Net Finance Receivables

Finance receivables as of December 31 were as follows:

                                       1998      1997
                                     --------  --------
                                      (In thousands)
Direct installment loans             $147,425  $183,424
Retail installment notes               12,209    20,373
Retail revolving credit                17,170    25,426
Accrued interest                        2,683     3,116
                                     --------  --------
 Gross receivables                    179,487   232,339
Allowance for uncollectible amounts   (16,076)  (20,545)
                                     --------  --------
  Finance receivables, net           $163,411  $211,794
                                     ========  ========

  Direct installment loans at December 31, 1998, consisted of $81,066,000 of discount basis loans (net of unearned finance charges) and $66,359,000 of interest-bearing loans. Direct installment loans at December 31, 1997, consisted of $83,836,000 of discount basis loans (net of unearned finance charges) and $99,588,000 of interest-bearing loans. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $44,000,000 and $65,000,000 of real estate secured loans at December 31, 1998 and 1997, respectively. Revolving credit loans included approximately $16,000,000 and $24,000,000 of real estate secured loans at December 31, 1998 and 1997, respectively. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.
  Principal cash collections of direct installment loans amounted to $75,011,000, $90,940,000 and $92,438,000 and the percentage of these cash collections to the average net balances were 47%, 47% and 48% for the years ended December 31, 1998, 1997 and 1996, respectively.

 Minnesota Life Insurance Company and Subsidiaries

(5) Net Finance Receivables (continued)

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                               1998     1997     1996
                              -------  -------  -------
                                  (In thousands)
Balance at beginning of year  $20,545  $ 7,497  $ 6,377
Provision for credit losses    10,712   28,206   10,086
Charge-offs                   (18,440) (17,869) (11,036)
Recoveries                      3,259    2,711    2,070
                              -------  -------  -------
  Balance at end of year      $16,076  $20,545  $ 7,497
                              =======  =======  =======

  At December 31, 1998, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 1998 and the related allowance for credit losses were as follows:

                                     Installment Revolving
                                        Loans     Credit    Total
                                     ----------- --------- -------
                                            (In thousands)
Balances at December 31, 1998          $7,546     11,190   $18,736
Related allowance for credit losses    $3,033      5,486   $ 8,519

  All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 1998. The average quarterly balances of impaired loans during the year ended December 31, 1998 and 1997, was $6,354,000 and $7,397,000, respectively, for installment basis loans and $12,471,000 and $12,793,000, respectively for revolving credit direct loans.
  There were no material commitments to lend additional funds to customers whose loans were classified as non-accrual at December 31, 1998.

(6) Income Taxes

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                  1998     1997     1996
                                                 -------  -------  -------
                                                     (In thousands)
Computed tax expense                             $84,553  $93,337  $69,753
Difference between computed and actual tax ex-
 pense:
  Dividends received deduction                    (1,730)  (5,573)  (2,534)
  Special tax on mutual life insurance companies  (3,455)   3,341    2,760
  Sale of subsidiary                                 --    (4,408)     --
  Foundation gain                                    --    (4,042)  (1,260)
  Tax credits                                     (4,416)  (3,600)  (3,475)
  Expense adjustments and other                    3,281   (2,275)   3,533
                                                 -------  -------  -------
    Total tax expense                            $78,233  $76,780  $68,777
                                                 =======  =======  =======

                              Minnesota Life Insurance Company and Subsidiaries

(6) Income Taxes (continued)

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1998     1997
                                                      -------- --------
                                                       (In thousands)
Deferred tax assets:
  Policyholders' liabilities                          $ 16,999 $ 14,374
  Pension and post retirement benefits                  27,003   23,434
  Tax deferred policy acquisition costs                 82,940   73,134
  Net realized capital losses                            8,221    9,609
  Other                                                 18,487   20,524
                                                      -------- --------
    Gross deferred tax assets                          153,650  141,075
                                                      -------- --------
Deferred tax liabilities:
  Deferred policy acquisition costs                    155,655  152,337
  Real estate and property and equipment depreciation   10,275   11,165
  Basis difference on investments                       10,798   11,061
  Net unrealized capital gains                         143,354  122,876
  Other                                                  7,475    9,693
                                                      -------- --------
    Gross deferred tax liabilities                     327,557  307,132
                                                      -------- --------
      Net deferred tax liability                      $173,907 $166,057
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1998 and 1997, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.
  Income taxes paid for the years ended December 31, 1998, 1997 and 1996, were $91,259,000, $71,108,000 and $79,026,000, respectively.
  The Company's tax returns for 1997, 1996 and 1995 are under examination by the Internal Revenue Service. The Company believes additional taxes, if any, assessed as a result of these examinations, will not have a material effect on its financial position.

 Minnesota Life Insurance Company and Subsidiaries

(7) Liability for Unpaid Accident and Health Claims, Reserve for Losses, and Claim and Loss Adjustment Expenses

Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

                                                     1998     1997     1996
                                                   -------- -------- --------
                                                         (In thousands)
Balance at January 1                               $409,249 $416,910 $377,302
  Less: reinsurance recoverable                     104,741  102,161   80,333
                                                   -------- -------- --------
Net balance at January 1                            304,508  314,749  296,969
                                                   -------- -------- --------
Incurred related to:
  Current year                                       92,793  121,153  134,727
  Prior years                                        14,644    7,809    4,821
                                                   -------- -------- --------
Total incurred                                      107,437  128,962  139,548
                                                   -------- -------- --------
Paid related to:
  Current year                                       27,660   51,275   51,695
  Prior years                                        58,124   57,475   70,073
                                                   -------- -------- --------
Total paid                                           85,784  108,750  121,768
                                                   -------- -------- --------
Decrease in liabilities due to sale of subsidiary       --    30,453      --
                                                   -------- -------- --------
Net balance at December 31                          326,161  304,508  314,749
  Plus: reinsurance recoverable                     108,918  104,741  102,161
                                                   -------- -------- --------
Balance at December 31                             $435,079 $409,249 $416,910
                                                   ======== ======== ========

  The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.
  As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $14,644,000, $7,809,000 and $4,821,000 in 1998,
1997 and 1996, respectively. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(8) Employee Benefit Plans

Pension Plans and Post Retirement Plans Other than Pensions
The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.
  The Company also has unfunded post retirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

                              Minnesota Life Insurance Company and Subsidiaries

(8) Employee Benefit Plans (continued)

  The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                      Pension Benefits     Other Benefits
                                      ------------------  ------------------
                                        1998      1997      1998      1997
                                      --------  --------  --------  --------
                                                (In thousands)
Change in benefit obligation:
  Benefit obligation at beginning of
   year                               $151,509  $134,959  $ 24,467  $ 24,836
  Service cost                           8,402     6,847     1,375     1,047
  Interest cost                         10,436     9,956     1,713     1,872
  Amendments                                 6       --        --        (99)
  Actuarial gain                        16,298     3,816     4,542    (1,930)
  Benefits paid                         (5,212)   (4,069)     (861)   (1,259)
                                      --------  --------  --------  --------
    Benefit obligation at end of year $181,439  $151,509  $ 31,236  $ 24,467
                                      ========  ========  ========  ========
Change in plan assets:
  Fair value of plan assets at the
   beginning of the year              $133,505  $118,963  $    --   $    --
  Actual return on plan assets          13,068    13,670       --        --
  Employer contribution                  5,349     4,940       861     1,259
  Benefits paid                         (5,212)   (4,069)     (861)   (1,259)
                                      --------  --------  --------  --------
    Fair value of plan assets at the
     end of year                      $146,710  $133,504  $    --   $    --
                                      ========  ========  ========  ========
  Funded status                       $(34,729) $(18,005) $(31,236) $(24,467)
  Unrecognized net actuarial loss
   (gain)                               12,283    (1,735)   (6,251)  (11,353)
  Unrecognized prior service cost
   (benefit)                             5,293     5,865    (2,986)   (3,499)
                                      --------  --------  --------  --------
    Net amount recognized             $(17,153) $(13,875) $(40,473) $(39,319)
                                      ========  ========  ========  ========
Amounts recognized in the balance
 sheet statement consist of:
  Accrued benefit cost                $(23,242) $(18,059) $(40,473) $(39,319)
  Intangible asset                       6,089     4,184       --        --
                                      --------  --------  --------  --------
    Net amount recognized             $(17,153) $(13,875) $(40,473) $(39,319)
                                      ========  ========  ========  ========

                                                  Pension      Other
                                                 Benefits    Benefits
                                                ----------- -----------
                                                1998  1997  1998  1997
                                                ----- ----- ----- -----
Weighted average assumptions as of December 31
  Discount rate                                 7.00% 7.48% 7.00% 7.50%
  Expected return on plan assets                8.27% 8.32%   --    --
  Rate of compensation increase                 5.32% 5.29%   --    --

 Minnesota Life Insurance Company and Subsidiaries

(8) Employee Benefit Plans (continued)

  For measurement purposes, an 8 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.5 percent for 2003 and remain at that level thereafter.

                                Pension Benefits          Other Benefits
                              -----------------------  ----------------------
                               1998     1997    1996    1998    1997    1996
                              -------  ------  ------  ------  ------  ------
                                            (In thousands)
Components of net periodic
 benefit cost
  Service cost                $ 8,402  $6,847  $6,315  $1,375  $1,047  $1,041
  Interest cost                10,436   9,956   8,852   1,713   1,872   2,074
  Expected return on plan as-
   sets                       (10,978) (9,859) (8,751)    --      --      --
  Amortization of prior serv-
   ice cost (benefits)            578     578     578    (513)   (510)   (501)
  Recognized net actuarial
   loss (gain)                    190      77      10    (559)   (480)   (177)
                              -------  ------  ------  ------  ------  ------
    Net periodic benefit cost $ 8,628  $7,599  $7,004  $2,016  $1,929  $2,437
                              =======  ======  ======  ======  ======  ======

  The projected benefit obligation, accumulated benefit obligation, and fair vale of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $39,470,000, $31,546,000 and $17,334,000 as of
December 31, 1998, respectively, and $32,622,000, $24,894,000 and $16,703,000 respectively, as of December 31, 1997.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1998 and 1997. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the post retirement benefit obligation as of December 31, 1998 by $5,875,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 1998 by $788,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the post retirement benefit obligation as of December 31, 1998 by $4,618,000 and the estimated eligibility cost and interest cost components of net periodic post retirement benefit costs for 1998 by $598,000.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1998, 1997 and 1996 of $8,395,000, $7,173,000 and $6,092,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

(9) Sale of Subsidiary

On October 1, 1997, the Company sold Minnesota Fire and Casualty Company (MFC), a wholly owned subsidiary, to Harleysville Group, Inc. The Company received net cash proceeds of approximately $33.5 million from the sale, and realized a gain of approximately $14.5 million. HomePlus Insurance Company (HomePlus), a previously wholly owned subsidiary of MFC, was excluded from the sale of assets. In accordance with the agreement, prior to September 30, 1997, MFC made a distribution of private placement bonds to the Company with an amortized cost of approximately $4.3 million and transferred all issued and outstanding shares of HomePlus to the Company. The carrying value of the transferred shares was approximately $5.8 million. Under an administrative services agreement with MFC, the Company has retained MFC to provide financial and other services for HomePlus.

                              Minnesota Life Insurance Company and Subsidiaries

(10) Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.
  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1998      1997      1996
                     --------  --------  --------
                           (In thousands)
Direct premiums      $553,408  $595,686  $615,098
Reinsurance assumed    91,548    78,097    64,489
Reinsurance ceded     (67,263)  (58,530)  (67,228)
                     --------  --------  --------
  Net premiums       $577,693  $615,253  $612,359
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $54,174,000, $58,072,000 and $72,330,000 during 1998, 1997 and 1996, respectively.

(11) Fair Value of Financial Instruments

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1998 and 1997. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short-term investments and finance receivables approximate the assets' fair values.
  The interest rates on the finance receivables outstanding as of December 31, 1998 and 1997, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1998 and 1997, approximate the fair value for those respective dates.
  The fair values of deferred annuities, annuity certain contracts and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 1998 and 1997 as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.
  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

 Minnesota Life Insurance Company and Subsidiaries

(11) Fair Value of Financial Instruments (continued)

  The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31 were as follows:

                                        1998                  1997
                                --------------------- ---------------------
                                 Carrying     Fair     Carrying     Fair
                                  Amount     Value      Amount     Value
                                ---------- ---------- ---------- ----------
                                              (In thousands)
Fixed maturity securities:
  Available-for-sale            $4,914,012 $4,914,012 $4,719,801 $4,719,801
  Held-to-maturity               1,086,548  1,161,784  1,088,312  1,158,227
Equity securities                  749,800    749,800    686,638    686,638
Mortgage loans:
  Commercial                       579,890    603,173    506,860    527,994
  Residential                      101,329    104,315    154,477    158,334
Policy loans                       226,409    226,409    213,488    213,488
Short-term investments             136,435    136,435    112,352    112,352
Cash                               175,660    175,660     96,179     96,179
Finance receivables, net           163,411    163,411    211,794    211,794
Venture capital                    160,958    164,332    115,856    122,742
Foreign currency exchange con-
 tract                               1,594      1,594      1,457      1,457
                                ---------- ---------- ---------- ----------
    Total financial assets      $8,296,046 $8,400,925 $7,907,214 $8,009,006
                                ========== ========== ========== ==========

  The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         1998                  1997
                                 --------------------- ---------------------
                                  Carrying     Fair     Carrying     Fair
                                   Amount     Value      Amount     Value
                                 ---------- ---------- ---------- ----------
                                               (In thousands)
Deferred annuities               $2,085,408 $2,075,738 $2,131,806 $2,112,301
Annuity certain contracts            57,528     60,766     55,431     57,017
Other fund deposits                 722,321    731,122    754,960    753,905
Guaranteed investment contracts         862        862      8,188      8,187
Supplementary contracts without
 life contingencies                  44,696     44,251     46,700     45,223
Notes payable                       267,000    272,834    298,000    302,000
                                 ---------- ---------- ---------- ----------
  Total financial liabilities    $3,177,815 $3,185,573 $3,295,085 $3,278,633
                                 ========== ========== ========== ==========

(12) Notes Payable

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce. The approved accrued interest was $3,008,000 as of December 31, 1998 and 1997. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis.

                              Minnesota Life Insurance Company and Subsidiaries

(12) Notes Payable (continued)

  Notes payable as of December 31 were as follows:

                                                            1998     1997
                                                          -------- --------
                                                           (In thousands)
Corporate-surplus notes, 8.25%, 2025                      $125,000 $125,000
Consumer finance subsidiary-senior, 6.53%-8.77%, through
 2003                                                      142,000  173,000
                                                          -------- --------
  Total notes payable                                     $267,000 $298,000
                                                          ======== ========

  At December 31, 1998, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1999, $49,000,000; 2000, $33,000,000;
2001, $26,000,000; 2002, $22,000,000; 2003, $12,000,000; thereafter
$125,000,000.
  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $44,070,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 1998.
  Interest paid on debt for the years ended December 31, 1998, 1997 and 1996, was $25,008,000, $18,197,000 and $21,849,000, respectively.

(13) Other Comprehensive Income

Effective December 31, 1998, the Company adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income." Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company had identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities, and unrealized foreign currency translation adjustments. The components of comprehensive income, other than net income are illustrated below:

                                                     1998     1997      1996
                                                    -------  -------  --------
                                                         (In thousands)
Other comprehensive income, before tax:
  Foreign currency translation adjustment           $   --   $ 1,457  $    --
    Less: reclassification adjustment for gains in-
     cluded in net income                            (1,457)     --        --
                                                    -------  -------  --------
                                                     (1,457)   1,457       --
  Unrealized gains (loss) on securities             162,214  171,654   (18,746)
    Less: reclassification adjustment for gains in-
     cluded in net income                           (90,770) (96,476)  (51,234)
                                                    -------  -------  --------
                                                     71,444   75,178   (69,980)
  Income tax expense related to items of other com-
   prehensive income                                (23,045) (28,274)   25,040
                                                    -------  -------  --------
  Other comprehensive income, net of tax            $46,942  $48,361  $(44,940)
                                                    =======  =======  ========

(14) Stock Dividends

On December 14, 1998, the Company declared and accrued a dividend to Securian Financial Group, Inc. in the amount of $24,700,000 to be paid in 1999.
  Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the current calendar year, without prior approval from the Department of Commerce. Based on this limitation and 1997 statutory results, Minnesota Life Insurance Company could have paid $87,069,000 in dividends in 1998 without prior approval.

 Minnesota Life Insurance Company and Subsidiaries

(15) Year 2000 (Unaudited)

The Company's business units utilize products and systems in the normal course of business. Some of the Company's products and systems will have been replaced or modified in order to process dates including the year 2000 and beyond.
  The Company began preparing for the new millennium in the early 1980s by designing systems with the year 2000 in mind. The Company began a comprehensive Year 2000 project in 1995 to prepare all components of its business to function properly before, during and after the year 2000.
  The Company's goal is to have all computer systems and data prepared for the year 2000. While the Company has taken extensive steps to renovate, upgrade and replace applications, it is impossible to guarantee there will be no problems associated with the year 2000 date change. The Company is currently developing contingency and continuity plans to help minimize any impact of problems that do arise.

(16) Commitments and Contingencies

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.
  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.
  The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $41,010,000 as of December 31, 1998. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totaling $165,191,000 as of December 31, 1998. The Company estimates that $60,000,000 of these commitments will be invested in 1999, with the remaining $105,191,000 invested over the next four years.
  As of December 31, 1998, the Company had committed to purchase bonds and mortgage loans totaling $198,907,000 but had not completed the purchase transactions.
  At December 31, 1998, the Company had guaranteed the payment of $75,100,000 in policyholders' dividends and discretionary amounts payable in 1999. The Company has pledged bonds, valued at $76,596,000 to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits.

                              Minnesota Life Insurance Company and Subsidiaries

(17) Statutory Financial Data

The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy. The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                       Year ended December
                                                      ----------------------
                                                         1998        1997
                                                      ----------  ----------
                                                         (In thousands)
Statutory capital and surplus                         $  947,885  $  870,688
Adjustments:
  Deferred policy acquisition costs                      564,382     576,030
  Net unrealized investment gains                        281,226     213,026
  Statutory asset valuation reserve                      239,455     242,100
  Statutory interest maintenance reserve                  49,915      24,169
  Premiums and fees deferred or receivable               (73,312)    (74,025)
  Change in reserve basis                                117,806     101,415
  Separate accounts                                      (56,816)    (51,172)
  Unearned policy and contract fees                     (134,373)   (126,477)
  Surplus notes                                         (125,000)   (125,000)
  Net deferred income taxes                             (173,907)   (166,057)
  Non-admitted assets                                     36,764      32,611
  Policyholders' dividends                                60,648      60,036
  Other                                                  (12,397)    (40,659)
                                                      ----------  ----------
Stockholder's equity as reported in the accompanying
 consolidated financial statements                    $1,722,276  $1,536,685
                                                      ==========  ==========

                                                As of December 31
                                            ----------------------------
                                              1998      1997      1996
                                            --------  --------  --------
                                                  (In thousands)
Statutory net income                        $104,609  $167,078  $115,797
Adjustments:
  Deferred policy acquisition costs           18,042    26,878    19,284
  Statutory interest maintenance reserve      25,746      (538)   (8,192)
  Premiums and fees deferred or receivable       708     2,175     1,587
  Change in reserve basis                      3,011     9,699    20,114
  Separate accounts                           (5,644)   (6,272)   (6,304)
  Unearned policy and contract fees           (7,896)  (12,825)   (2,530)
  Net deferred income taxes                   15,351     7,832      (744)
  Policyholders' dividends                     1,194     2,708       502
  Other                                        8,228    (6,839)   (8,996)
                                            --------  --------  --------
Net income as reported in the accompanying
 consolidated financial statements          $163,349  $189,896  $130,518
                                            ========  ========  ========

 Minnesota Life Insurance Company and Subsidiaries

                                   Schedule I

       Summary of Investments--Other than Investments in Related Parties

                               December 31, 1998

                                                                   As Shown
                                                       Market   on the balance
Type of investment                         Cost(3)     Value       sheet(1)
------------------                        ---------- ---------- --------------
                                                     (In thousands)
Bonds:
  United States government and government
   agencies and authorities               $  195,650 $  212,838   $  212,838
  Foreign governments                            784        473          473
  Public utilities                           343,230    368,246      357,795
  Mortgage-backed securities               2,117,429  2,159,884    2,151,909
  All other corporate bonds                3,097,143  3,334,355    3,277,545
                                          ---------- ----------   ----------
      Total bonds                          5,754,236  6,075,796    6,000,560
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                          14,403     18,472       18,472
    Banks, trusts and insurance companies     42,538     43,615       43,615
    Industrial, miscellaneous and all
     other                                   495,635    659,177      659,177
  Nonredeemable preferred stocks              26,970     28,536       28,536
                                          ---------- ----------   ----------
      Total equity securities                579,546    749,800      749,800
                                          ---------- ----------   ----------
Mortgage loans on real estate                681,219     XXXXXX      681,219
Real estate (2)                               38,530     XXXXXX       38,530
Policy loans                                 226,409     XXXXXX      226,409
Other long-term investments                  261,625     XXXXXX      261,625
Short-term investments                       136,435     XXXXXX      136,435
                                          ---------- ----------   ----------
      Total                                1,344,218        --     1,344,218
                                          ---------- ----------   ----------
Total investments                         $7,678,000 $6,825,596   $8,094,578
                                          ========== ==========   ==========

-------
(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $-0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments

                       See independent auditors' report.

            Minnesota Life Insurance Company and Subsidiaries
                                  Schedule III
                      Supplementary Insurance Information
                                 (In thousands)

                                    As of December 31                                     For the years ended December 31
                   --------------------------------------------------- -----------------------------------------------------------
                               Future policy                                                                Amortization
                    Deferred      benefits                Other policy                         Benefits,    of deferred
                     policy    losses, claims              claims and                Net     claims, losses    policy      Other
                   acquisition and settlement  Unearned     benefits    Premium   investment and settlement acquisition  operating
Segment               costs     expenses(1)   premiums(2)   payable    revenue(3)   income      expenses       costs     expenses
-------            ----------- -------------- ----------- ------------ ---------- ---------- -------------- ------------ ---------
                                                                         (In thousands)
1998:
 Life insurance     $421,057     $2,303,580    $146,042     $51,798     $615,856   $246,303     $502,767      $114,589   $342,080
 Accident and
 health insurance     74,606        496,839      33,568      18,342      167,544     35,822      105,336        12,261     93,876
 Annuity              68,719      3,186,148          25         424       93,992    247,970      225,004        21,248    136,527
 Property and li-
 ability insur-
 ance                    --             480         556         --           662        986        2,848           --       1,187
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $564,382     $5,987,047    $180,191     $70,564     $878,054   $531,081     $835,955      $148,098   $573,670
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1997:
 Life insurance     $434,012     $2,229,396    $166,704     $42,627     $576,468   $247,267     $476,747      $102,473   $345,938
 Accident and
 health insurance     70,593        466,109      34,250      17,153      205,869     40,343       87,424         9,451    101,960
 Annuity              71,425      3,266,965         --        4,576       64,637    261,768      242,738        16,252    129,263
 Property and li-
 ability insur-
 ance                    --             280       1,116         --        40,316      4,395       33,773           --      13,146
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $576,030     $5,962,750    $202,070     $64,356     $887,290   $553,773     $840,682      $128,176   $590,307
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance     62,407        437,118      33,770      18,774      160,097     34,202       96,743        14,017     87,222
 Annuity              70,649      3,360,614         --           31       79,245    267,473      243,387        14,575    111,366
 Property and li-
 ability insur-
 ance                    --          27,855      24,189         --        50,109      5,550       36,933           --      19,033
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $589,517     $5,948,735    $207,111     $70,577     $858,325   $530,987     $855,291      $125,978   $508,146
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
                    Premiums
Segment            written(4)
-------            ----------
1998:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and li-
 ability insur-
 ance                   103
                   ----------
                    $   103
                   ==========
1997:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and li-
 ability insur-
 ance                43,376
                   ----------
                    $43,376
                   ==========
1996:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and li-
 ability insur-
 ance                50,515
                   ----------
                    $50,515
                   ==========

-----
(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance

                       See independent auditors' report.

 Minnesota Life Insurance Company and Subsidiaries
                                  Schedule IV

                                  Reinsurance

              For the years ended December 31, 1998, 1997 and 1996

                                                                          Percentage
                                      Ceded to     Assumed                of amount
                                        other    from other      Net      assumed to
                        Gross amount  companies   companies     amount       net
                        ------------ ----------- ----------- ------------ ----------
                                               (In thousands)
1998:
 Life insurance in
  force                 $158,229,143 $18,656,917 $28,559,482 $168,131,708     17.0%
                        ============ =========== =========== ============
 Premiums:
   Life insurance       $    338,909 $    30,532 $    71,198 $    379,575     18.8%
   Accident and health
    insurance                180,081      17,894       1,432      163,619      0.9%
   Annuity                    33,837          --          --       33,837       --
   Property and liabil-
    ity insurance                581      18,837      18,918          662   2857.7%
                        ------------ ----------- ----------- ------------
     Total premiums     $    553,408 $    67,263 $    91,548 $    577,693     15.8%
                        ============ =========== =========== ============
1997:
 Life insurance in
  force                 $122,120,394 $14,813,351 $25,566,734 $132,873,777     19.2%
                        ============ =========== =========== ============
 Premiums:
   Life insurance       $    340,984 $    30,547 $    63,815 $    374,252     17.1%
   Accident and health
    insurance                175,647      16,332       1,310      160,625      0.8%
   Annuity                    40,060          --          --       40,060       --
   Property and liabil-
    ity insurance             38,995      11,651      12,972       40,316     32.2%
                        ------------ ----------- ----------- ------------
     Total premiums     $    595,686 $    58,530 $    78,097 $    615,253     12.7%
                        ============ =========== =========== ============
1996:
 Life insurance in
  force                 $116,445,975 $15,164,764 $22,957,287 $124,238,498     18.5%
                        ============ =========== =========== ============
 Premiums:
   Life insurance       $    347,056 $    45,988 $    63,044 $    364,112     17.3%
   Accident and health
    insurance                174,219      15,511       1,389      160,097      0.9%
   Annuity                    38,041          --          --       38,041       --
   Property and liabil-
    ity insurance             55,782       5,729          56       50,109      0.1%
                        ------------ ----------- ----------- ------------
     Total premiums     $    615,098 $    67,228 $    64,489 $    612,359     10.5%
                        ============ =========== =========== ============

                       See independent auditors' report.

 Appendix I
Illustrations of Policy Values, Death Benefits and Premiums

  The Appendix I illustrations beginning on page 85 show the projected actual cash values and death benefits for various combinations of age, premium level, face amount of insurance, death benefit option and level of cost of insurance charges. The illustrations assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Life Account. Illustrations are provided for a male and female, both non-smokers and both aged 40. The plan of insurance for each illustration is a whole life plan, each with an initial face amount of $1,000,000. Both death benefit options--the Cash Option and the Protection Option are shown. We show all illustrations based on both guaranteed maximum and current charges, and we include all charges.
  Guaranteed maximum cost of insurance charges will vary by age, sex, and risk class. We use the male, female and unisex 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of mortality not greater than the mortality rates reflected in 1980 CSO Tables.
  In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the smoking habits of both insureds. We illustrate current cost of insurance charges since they represent our current practices with respect to mortality charges for this class of Policies.
  Similarly, we impose a current administration charge and a current face amount guarantee charge which are less than the guaranteed contractual. These current charges are expected to compensate us for the actual costs of administration and for guaranteeing the face amount. If the actual costs change, these charges may increase or decrease, as necessary although they may not exceed the maximum stated in the Policy.

  The illustrations labeled "Using Current Charges" show actual cash values and death benefits resulting from charging the Policy for cost of insurance, administration and the face amount guarantee at the current level. The illustrations labeled "Using Guaranteed Maximum Charges" shows actual cash values and death benefits when cost of insurance, administration and the face amount guarantee charges are deducted from the Policy at the maximum level as stated in the Policy. These two illustration formats can be compared to demonstrate the result of our charging less than the maximum charges.
  The illustrations show how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustrations assume scheduled premiums are paid when due.

  The amounts shown for the hypothetical actual cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Funds and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations are at an annual rate of .50 percent. The investment management fee illustrated is .67 percent and represents an average of the annual fee charged for all portfolios of the Funds. In addition to the deduction for the investment management fee, the illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds. Fund expenses illustrated are .15 percent, representing an average of the 1998 expense ratios of the portfolios of the Funds. Minnesota Life voluntarily absorbed certain expenses for certain portfolios of the Funds, as detailed in the footnote to the expense table on page 6. We do not anticipate any change to the voluntary absorption of expenses policy during the current fiscal year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.32 percent, 4.68 percent and 10.68 percent.

  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.
  Upon request, we will furnish a comparable illustration based upon the age, sex and risk classification of each insured, and on the face amount, premium, plan of insurance and gross annual rate of return requested. It should be remembered that actual illustrations may be materially different from those illustrated, depending upon the actual situation. For example, illustrations for smokers or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the insureds may be the same ages as the insureds in our sample illustration.

                                     VAL-SD
                       DEATH BENEFIT OPTION--CASH OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                             USING CURRENT CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       6.00% GROSS(3)       12.00% GROSS(3)
     INITIAL    (-1.32% NET)         (4.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH     POLICY    DEATH      POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
---  ------- -------- ---------- -------- ---------- ---------- ----------
  1  $10,806 $    176 $1,000,000 $    198 $1,000,000 $      221 $1,000,000
  2   10,806    9,313  1,000,000    9,916  1,000,000     10,522  1,000,000
  3   10,806   18,322  1,000,000   20,079  1,000,000     21,913  1,000,000
  4   10,806   27,193  1,000,000   30,699  1,000,000     34,501  1,000,000
  5   10,806   35,928  1,000,000   41,798  1,000,000     48,416  1,000,000
  6   10,806   44,531  1,000,000   53,399  1,000,000     63,799  1,000,000
  7   10,806   52,995  1,000,000   65,516  1,000,000     80,799  1,000,000
  8   10,806   61,320  1,000,000   78,175  1,000,000     99,589  1,000,000
  9   10,806   69,502  1,000,000   91,392  1,000,000    120,353  1,000,000
 10   10,806   77,541  1,000,000  105,196  1,000,000    143,432  1,000,000
 15   10,806  116,659  1,000,000  185,368  1,000,000    301,743  1,000,000
 20   10,806  153,303  1,000,000  285,952  1,000,000    568,295  1,318,557
 25   10,806  186,991  1,000,000  411,912  1,000,000  1,011,153  1,975,534
 30   10,806  215,997  1,000,000  569,431  1,000,000  1,743,417  2,890,270

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

9 4

                                     VAL-SD
                       DEATH BENEFIT OPTION--CASH OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                        USING GUARANTEED MAXIMUM CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       6.00% GROSS(3)       12.00% GROSS(3)
     INITIAL    (-1.32% NET)         (4.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH     POLICY    DEATH      POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
---  ------- -------- ---------- -------- ---------- ---------- ----------
  1  $10,806 $      0 $1,000,000 $     14 $1,000,000 $       32 $1,000,000
  2   10,806    8,961  1,000,000    9,540  1,000,000     10,124  1,000,000
  3   10,806   17,795  1,000,000   19,501  1,000,000     21,284  1,000,000
  4   10,806   26,494  1,000,000   29,911  1,000,000     33,617  1,000,000
  5   10,806   35,060  1,000,000   40,789  1,000,000     47,249  1,000,000
  6   10,806   43,496  1,000,000   52,158  1,000,000     62,318  1,000,000
  7   10,806   51,794  1,000,000   64,033  1,000,000     78,971  1,000,000
  8   10,806   59,956  1,000,000   76,439  1,000,000     97,376  1,000,000
  9   10,806   67,976  1,000,000   89,391  1,000,000    117,716  1,000,000
 10   10,806   75,857  1,000,000  102,916  1,000,000    140,196  1,000,000
 15   10,806  112,831  1,000,000  179,750  1,000,000    293,333  1,000,000
 20   10,806  144,666  1,000,000  273,699  1,000,000    547,506  1,272,530
 25   10,806  168,310  1,000,000  386,882  1,000,000    961,430  1,884,721
 30   10,806  175,482  1,000,000  520,070  1,000,000  1,618,360  2,698,572

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     VAL-SD
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                             USING CURRENT CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       6.00% GROSS(3)       12.00% GROSS(3)
     INITIAL    (-1.32% NET)         (4.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH     POLICY    DEATH      POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
---  ------- -------- ---------- -------- ---------- ---------- ----------
  1  $10,806 $    176 $1,000,000 $    198 $1,000,000 $      221 $1,000,000
  2   10,806    9,313  1,000,176    9,916  1,000,198     10,521  1,000,221
  3   10,806   18,321  1,009,313   20,078  1,009,916     21,912  1,010,521
  4   10,806   27,191  1,018,321   30,697  1,020,078     34,499  1,021,912
  5   10,806   35,924  1,027,191   41,793  1,030,697     48,410  1,034,499
  6   10,806   44,523  1,035,924   53,389  1,041,793     63,786  1,048,410
  7   10,806   52,980  1,044,523   65,497  1,053,389     80,775  1,063,786
  8   10,806   61,296  1,052,980   78,143  1,065,497     99,547  1,080,775
  9   10,806   69,465  1,061,296   91,342  1,078,143    120,285  1,099,547
 10   10,806   77,487  1,069,465  105,123  1,091,342    143,350  1,120,285
 15   10,806  116,576  1,108,916  185,238  1,167,724    301,543  1,263,201
 20   10,806  153,144  1,146,065  285,632  1,263,718    567,648  1,820,252
 25   10,806  186,602  1,180,191  410,961  1,383,658  1,008,709  2,873,516
 30   10,806  213,748  1,209,146  566,370  1,532,622  1,733,585  4,435,261

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     VAL-SD
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                        USING GUARANTEED MAXIMUM CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       6.00% GROSS(3)       12.00% GROSS(3)
     INITIAL    (-1.32% NET)         (4.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH     POLICY    DEATH      POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
---  ------- -------- ---------- -------- ---------- ---------- ----------
  1  $10,806 $      0 $1,000,000 $     14 $1,000,000 $       32 $1,000,000
  2   10,806    8,961  1,000,000    9,540  1,000,014     10,124  1,000,032
  3   10,806   17,795  1,008,961   19,501  1,009,540     21,283  1,010,124
  4   10,806   26,492  1,017,795   29,909  1,019,501     33,615  1,021,283
  5   10,806   35,056  1,026,492   40,784  1,029,909     47,242  1,033,615
  6   10,806   43,488  1,035,056   52,148  1,040,784     62,306  1,047,242
  7   10,806   51,779  1,043,488   64,015  1,052,148     78,947  1,062,306
  8   10,806   59,933  1,051,779   76,408  1,064,015     97,336  1,078,947
  9   10,806   67,940  1,059,933   89,341  1,076,408    117,648  1,097,336
 10   10,806   75,804  1,067,940  102,841  1,089,341    140,090  1,117,648
 15   10,806  112,556  1,105,592  179,285  1,162,762    292,535  1,255,767
 20   10,806  143,641  1,138,005  271,613  1,251,846    543,162  1,747,065
 25   10,806  165,130  1,161,991  379,048  1,356,620    941,465  2,699,896
 30   10,806  166,609  1,168,631  492,913  1,470,373  1,534,174  3,979,510

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)  Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

 Appendix II
Summary of Policy Charges
  What sets cash value life insurance apart from other types of savings and investment vehicles? It is the only product creating immediate and substantial dollars in the form of a death benefit plus offering an accumulation component. This is unlike other vehicles that can only create dollars over time as contributions are made.
  All life insurance policies have basically the same charges, although the charges may be taken in different ways or at different points in time. VAL-SD has two distinct ways to recover expenses from a standard policy:

I. Charges taken from the base premium:
  As we receive premium contributions each year, we take a certain percentage to partially cover expenses. A sales load is taken to pay commissions to the agent. Two charges are also taken as a percentage of the premium to cover the state premium tax and a federal tax related to premiums.
  Also, in the first year of any life insurance policy, two things are different than in ongoing years: a larger commission is paid, and the policy must be underwritten. To begin to cover these costs, an additional sales load and an underwriting charge are taken from the premium in just the first year. These two charges may be assessed on future increases in premium and face amount adjustments.

      Charges taken from premium:                    Plus, in first year:
    -----------------------------------------------------------------------------------------
      7.00% Sales Load                               Additional sales load (up to 23%)
      1.25% Federal Tax                              Underwriting charge (up to $10/$1,000 of
                                                      insurance coverage)
      2.50% Premium Tax
      -----------------
      10.75% Total


  In addition to the charges described above, there are additional charges for substandard risk policies. These charges are taken directly from the premium.

II. Charges taken from the actual cash value:
  After the above charges are taken from the premium, the remaining amount is the net premium. The net premium is then invested in the guaranteed principal account and/or in the portfolios of the Funds you have selected which is referred to as the Variable Life Account. For a VAL-SD insurance policy, the value in the Variable Life Account is determined by the number of units in each of your portfolios and their current value.
  There are two sets of charges that affect your actual cash value. One set is a direct charge and the other set is an indirect charge. The direct set is the cost of insurance, the face amount guarantee charge and an administration charge which is taken from the policy actual cash value on a monthly basis. (Refer to Table A.) The cost of insurance charge goes to cover the risk of death while the administration charge covers the cost of maintaining each policy. The face amount guarantee charge compensates the company for guaranteeing the face amount of the policy. In addition, transaction charges are also taken from the actual cash value as transactions occur.

                                    Table A

          Direct charges taken from actual cash value:
      --------------------------------------------------------------

           .Administration charge (currently $10/month)
           .Face amount guarantee charge (currently 2c/1,000/month .Cost of insurance charge
           .If applicable: Transaction Charges

  The indirect set of charges include the Mortality and Expense Risk charge taken from the Variable Life Account plus the Advisory Fee and Fund Expense taken from the Funds. The Mortality and Expense Risk charge protects the insurance company from the risk that total policy charges may not be adequate to cover actual company expenses. The Fund charges cover the advisory fee of the fund manager and portfolio expense for each of the portfolios.

  For illustration purposes, we use an average of the actual Mortality and Expense Risk Charge, Advisory Fee and Fund Expense which is 1.32 percent. These are listed for each portfolio in Table B.

  Your actual cash value is determined daily, net of the charges associated with the portfolios you have selected, so they do not appear as a direct expense. This is reflected illustratively by an assumed net rate of return. Consider this example: assumed gross rate of 9.00%--Average of actual expenses total in Table B of 1.32 percent = assumed net rate of return of 7.68 percent.

                          Table B -- Indirect Charges
          Actual Variable Life Separate Account Expenses and Fund Fees

                                    Mortality                Other
                                   and Expense Advisory       Fund
             Portfolio Name           Risk       Fee     +  Expenses  =  Total
     -------------------------------------------------------------------------
      Advantus Series Fund, Inc.:
      Growth......................    0.50%      0.50%    +   0.03%    = 1.03%
      Bond........................    0.50%      0.50%    +   0.05%    = 1.05%
      Money Market................    0.50%      0.50%    +   0.08%    = 1.08%
      Asset Allocation............    0.50%      0.50%    +   0.03%    = 1.03%
      Mortgage Securities.........    0.50%      0.50%    +   0.07%    = 1.07%
      Index 500...................    0.50%      0.40%    +   0.04%    = 0.94%
      Capital Appreciation........    0.50%      0.75%    +   0.03%    = 1.28%
      International Stock.........    0.50%      0.70%    +   0.24%    = 1.44%
      Small Company Growth........    0.50%      0.75%    +   0.04%    = 1.29%
      Value Stock.................    0.50%      0.75%    +   0.04%    = 1.29%
      Small Company Value*........    0.50%      0.75%    +   0.15%    = 1.40%
      Global Bond.................    0.50%      0.60%    +   0.53%    = 1.63%
      Index 400 Mid-Cap*..........    0.50%      0.40%    +   0.15%    = 1.05%
      Macro-Cap Value*............    0.50%      0.70%    +   0.15%    = 1.35%
      Micro-Cap Growth*...........    0.50%      1.10%    +   0.15%    = 1.75%
      Real Estate Securities*.....    0.50%      0.75%    +   0.15%    = 1.40%
      Templeton Variable Product
       Series:
      Developing Markets Fund
       Class 2....................    0.50%      1.25%    +   0.66%    = 2.41%
                                      ----       ----         ----       ----
        Average...................    0.50%      0.67%    +   0.15%    = 1.32%

     * We voluntarily absorbed certain expenses for these portfolios, as described in the footnote to the expense table on page 6.

                                                       [Flow Chart Appears Here]

                          YOUR VAL-SD PREMIUM AT WORK
                          ---------------------------

---------------------------------------------
Variable Adjustable Life Second Death

 . Male and Female, both Age 40, Non-smoker

 . $1,000,000 Insurance Benefit

 . Cash Death Benefit Option

---------------------------------------------

+ Net Rate X Actual Cash Value

---------------------------------------------
      9.00%      Gross Rate
     -1.32%      Charges from Variable Life
     ------      Account & Series Fund
      7.68%      Net Rate
---------------------------------------------

- Charges from Actual Cash Value

-----------------------------------
     Administration Fee
     Face of Guarantee Charge
     Cost of Insurance Charge
-----------------------------------

= VAL-SD Policy Values

[_] Charges taken annually from the $10,806 premium: sales load (7%), premium tax (2.5%) and federal tax (1.25%).
    Charges taken from the $10,806 premium in the first year only: sales load (23%) and underwriting charge (up to $10 per $1,000).

+ Net Rate reflect the Mortality & Expense Risk Charge of 0.50% is taken from the Variable Life Account with the Advisory Fee and Fund Expenses taken from the Funds. This rate is for illustrative purposes and is not an indication of future results.

- Administrative fee is $10 a month and face guarantee charge of 2 cents per thousand per month. Cost if insurance charge is the cost of providing the death benefit which varies based on age, gender, health, premium level and duration.

 YEAR 1         YEAR 2            YEAR 3            YEAR 4
 $10,806        $10,806           $10,806           $10,806

--------     ------------       ------------     ------------
Charges      Charges From       Charges From     Charges From
 From          Premium           Premium           Premium
Premium      ------------       ------------     ------------
--------

             ------------       ------------     ------------

--------         Net               Net               Net
  Net          Premium           Premium           Premium
Premium
--------     ------------       ------------     ------------


                         To Actual Cash Value

                                                      $32,563
                                                      -------

                                   $20,986
                                   -------

               $10,218
               -------

$209
----

                                     VAL-SD
                       DEATH BENEFIT OPTION--CASH OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                             USING CURRENT CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       9.00% GROSS(3)       12.00% GROSS(3)
     INITIAL    (-1.32% NET)         (7.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH     POLICY    DEATH      POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
---  ------- -------- ---------- -------- ---------- ---------- ----------
  1  $10,806 $    176 $1,000,000 $    209 $1,000,000 $      221 $1,000,000
  2   10,806    9,313  1,000,000   10,218  1,000,000     10,522  1,000,000
  3   10,806   18,322  1,000,000   20,986  1,000,000     21,913  1,000,000
  4   10,806   27,193  1,000,000   32,563  1,000,000     34,501  1,000,000
  5   10,806   35,928  1,000,000   45,009  1,000,000     48,416  1,000,000
  6   10,806   44,531  1,000,000   58,394  1,000,000     63,799  1,000,000
  7   10,806   52,995  1,000,000   72,781  1,000,000     80,799  1,000,000
  8   10,806   61,320  1,000,000   88,247  1,000,000     99,589  1,000,000
  9   10,806   69,502  1,000,000  104,868  1,000,000    120,353  1,000,000
 10   10,806   77,541  1,000,000  122,774  1,000,000    143,432  1,000,000
 15   10,806  116,659  1,000,000  235,898  1,000,000    301,743  1,000,000
 20   10,806  153,303  1,000,000  399,438  1,000,000    568,295  1,318,557
 25   10,806  186,991  1,000,000  640,351  1,278,274  1,011,153  1,975,534
 30   10,806  215,997  1,000,000  987,378  1,674,752  1,743,417  2,890,270

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 9%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     VAL-SD
                       DEATH BENEFIT OPTION--CASH OPTION
                          MALE NONSMOKER ISSUE AGE 40
                         FEMALE NONSMOKER ISSUE AGE 40
                      INITIAL DEATH BENEFIT--$1,000,000(1)

                      $10,806 INITIAL SCHEDULED PREMIUM(2)

                        USING GUARANTEED MAXIMUM CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                 0% GROSS(3)       9.00% GROSS(3)     12.00% GROSS(3)
     INITIAL    (-1.32% NET)        (7.68% NET)         (10.68% NET)
POL   BASE    POLICY    DEATH    POLICY    DEATH     POLICY     DEATH
YR   PREMIUM  VALUE    BENEFIT    VALUE   BENEFIT     VALUE    BENEFIT
---  ------- -------- ---------- ------- ---------- --------- ----------
  1  $10,806 $      0 $1,000,000 $    23 $1,000,000 $      32 $1,000,000
  2   10,806    8,961  1,000,000   9,832  1,000,000    10,124  1,000,000
  3   10,806   17,795  1,000,000  20,384  1,000,000    21,284  1,000,000
  4   10,806   26,494  1,000,000  31,727  1,000,000    33,617  1,000,000
  5   10,806   35,060  1,000,000  43,924  1,000,000    47,249  1,000,000
  6   10,806   43,496  1,000,000  57,039  1,000,000    62,318  1,000,000
  7   10,806   51,794  1,000,000  71,135  1,000,000    78,971  1,000,000
  8   10,806   59,956  1,000,000  86,288  1,000,000    97,376  1,000,000
  9   10,806   67,976  1,000,000 102,572  1,000,000   117,716  1,000,000
 10   10,806   75,857  1,000,000 120,074  1,000,000   140,196  1,000,000
 15   10,806  112,831  1,000,000 229,055  1,000,000   293,333  1,000,000
 20   10,806  144,666  1,000,000 384,472  1,000,000   547,506  1,272,530
 25   10,806  168,310  1,000,000 607,726  1,216,988   961,430  1,884,721
 30   10,806  175,482  1,000,000 915,873  1,562,135 1,618,360  2,698,572

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $5,403.00 semi-annually, $2,701.50 quarterly, or $900.50 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 9%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                   Appendix III
Illustration of Death Benefit Calculation
  As an example of the calculation of the death benefit under the Policy, assume a Policy and insureds with the following characteristics: The insureds are a male and a female, both non-smokers and both age 40 at Policy issue. The VAL-SD Insurance Policy has a face amount of $1,000,000, with a level face amount and a whole life plan of insurance. The Protection Option has been chosen as the form of the death benefit option. Further, assume that 100 percent of net premiums are invested in the Variable Life Account sub-accounts, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Life deducted current charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 83 of this prospectus.
  Now, further assume that the second death occurs at the end of the tenth policy year, during which time all of the premiums have been paid. No policy loans or withdrawals have been made under the Policy.

  Given these assumptions, the policy value (the actual cash value plus any policy loan) on the date of the second death--composed of the Policy's interest in one or more of the sub-accounts of the Variable Life Account--is equal to $143,350. Under the Protection Option the death benefit will be $1,143,350.

  The total proceeds would be adjusted to include any additional insurance provided by an additional benefit agreement and the amount payable would be reduced by any unpaid policy charges or any policy loan.
  As an alternative, consider the same example, except that the Cash Option death benefit was elected. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 83 of this prospectus.

  The death benefit under the Cash Option does not vary from the Policy's face amount until the policy value exceeds the net single premium for the then current face amount. In this example, again assuming timely payment of premiums, no withdrawals and no policy loan activity, the policy value on the date of the second death would be $143,432. This is a higher value than under the Protection Option, reflecting lower mortality costs charged to the Policy because of the level death benefit. Here, the death benefit is the current face amount or $1,000,000.
  In determining the total proceeds payable under the Policy, the same adjustments are made to the death benefit as described under the Protection Option. However, under the Cash Option any premium paid beyond the end of the policy month in which the second death occurs is also included as part of the Policy proceeds.

 Appendix IV
Policy Loan Example
  As an example of the effect of a policy loan upon the Policy and upon the death benefit, assume a Policy with the following characteristics: The insureds are a male and a female, both non-smokers and both age 40 at Policy issue. The VAL-SD Insurance Policy has a face amount of $1,000,000, with a level face amount and a whole life plan of insurance. The Protection Option has been chosen as the form of the death benefit. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Life Account, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Life deducted current charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 83 of this prospectus.
  Now assume that the owner of the Policy takes a policy loan in the amount of $5,000 at the end of the fourth policy year and after all premiums have been paid for that year.
  When a loan is taken, the actual cash value invested in the Variable Life Account is reduced by the amount borrowed and any unpaid interest. The amount is then transferred to the loan account. Interest is charged on the policy loan as described in the Policy, but for purposes of this example, assume a policy loan interest rate of 8 percent per annum. Interest is also credited to a Policy when there is a policy loan. Interest credits on a policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per annum. The interest credit in this example would then be 6 percent.
  The following table shows the effect on the year five values, namely those values at the end of that year, if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $48,176     $48,410

       End of Year
   Total Death Benefit
 With Loan   Without Loan
 ---------   ------------
 $1,048,176   $1,048,410

  Note that the difference in policy values here represents the difference between the actual Policy performance in the sub-accounts of the Variable Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the Policy performance, then a Policy with a loan will have a greater value than a Policy with no loan activity. Where Policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the Cash Option death benefit was elected. The following table shows the effect on the same year five values if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $48,179     $48,416

       End of Year
   Total Death Benefit
 With Loan   Without Loan
 ---------   ------------
 $1,000,000   $1,000,000

  The values above under the "With Loan" headings are policy values, which is the actual cash value of a Policy plus any policy loan. If the owner were to surrender the Policy at the end of the fifth year, the owner would receive only the actual cash value in the sub-accounts of the Variable Life Account.
  Similarly, if the second death were to occur at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the amount of the policy loan.

                                                                     Appendix V
Example of Sales Load Computation
  As an example of the method we use to compute sales load, assume a protection type plan where the annual base premium is $10,000 and where the premium paying period, prior to any reduction in face amount, is 20 years. The insureds are a male and a female, both non-smokers and both age 60 at Policy issue, with a joint life expectancy of 25 years. As premiums are paid in each year, we will assess a basic sales load of 7 percent or $700 in each year. Also, as premiums are paid in the first year, we will assess a first year sales load of 23 percent or $2,300. Therefore, in the first year the sales load charges will total $3,000 or 30 percent ($3,000 / $10,000), and over the 15 year period from policy issue sales load charges will total $12,800 or 8.54 percent ($12,800 / $150,000).
  Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual base premium is $10,000 and where the premium paying period prior to any reduction in face amount is 20 years. Further assume that the insureds are a male and a female, both non-smokers and both age 80 at Policy issue, with a joint life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the joint life expectancy of the insureds. As premiums are paid in each year we will assess the basic sales load of 7 percent, or $700, but the first year sales load applicable to premiums paid in the first year will be reduced from 23 percent to 18 percent, or $1,800. Therefore, in the first year the sales load charges will total $2,500 or 25 percent ($2,500 / $10,000), and over the period of the joint life expectancy of the insureds sales load charges will total $8,100 or 9 percent ($8,100 / $90,000).
  As an example of the method we use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual premium is paid. Assume that the premium is $10,000 annually as in the example above and further assume that the premiums are being paid on a monthly basis, $833.33 per month. As premiums are paid in each year we will assess a basic sales load of 7 percent of premiums received or $700 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $2,300. Now assume an adjustment is made, after the payment of six monthly premiums, and that the premium is increased from $10,000 to $12,000. Both before and after the adjustment we will continue to assess a basic sales load of 7 percent of the premiums received. However, since only one-half of the first year sales load of $2,300 has been collected, a first year sales load of $1,150 remains to be collected. The $2,000 increase in premium will also be assessed a first year sales load of 23 percent, or $460. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the premium to a $12,000 amount, and assuming that premiums continue to be paid on a monthly basis, each monthly premium of $1,000 will be subjected to a total sales load amount of $204.17, consisting of $70 of basic sales load, and $134.17 of first year sales load.

 Appendix VI
                             Average Annual Returns
                          Twenty-Year Holding Periods

                           [BAR CHART APPEARS HERE]


Type             1957    1962     1967     1972     1977    1982    1987    1992     1997     1998
----            ------  ------   ------   ------   -----   -----   -----   ------   ------   ------
U.S. Treasury   0.912    1.496    2.378    3.387   4.439   6.513   7.444    7.700    7.289    7.171
Inflation       3.454    2.978    1.866    2.350   3.984   6.010   6.314    6.214    4.886    4.527
Bonds           2.516    2.484    2.011    2.948   3.988   4.471   7.885    9.541   10.288   10.857
Stocks         12.976   15.251   14.628   11.674   8.119   8.295   9.269   11.334   16.646   17.747


Ending periods from 1957-1998
Source: Stocks, Bonds, Bills and Inflation (SBBI), Analyzer Software, Ibbotson
      Associates, Inc., Chicago, All rights reserved.

  The above information contains the average annual rate of return over twenty-year holding periods for common stocks (S&P 500), high grade corporate bonds, 30-day U.S. Treasury bills, and inflation (example: 1938-1957, 1943-1962, etc.). These average rates assume reinvestment of capital gains, dividends and interest. This is a retrospective view of performance and should in no way be construed as a projection of future trends.
  This graph shows that even though stock investments tend to be more volatile in short time intervals historically, they have generated rates of return that have consistently been higher than inflation. Bonds and U.S. Treasury bills have not always kept up with inflation. The figures do not take into account the charges associated with a Variable Adjustable Life policy, but do indicate the potential gain of holding the assets illustrated.
  Some additional statistics on the performance of stocks in relation to high grade, long-term corporate bonds and U.S. Treasury bills over the 54 twenty-year periods beginning in 1926 and ending in 1998 include:
    The average annual return of stocks was higher than that of bonds in 51 of the 54 periods.
    The average annual return of stocks was higher than that of U.S. Treasury bills in all of the 54 periods.
    The average annual return of stocks was higher than inflation in all of the 54 periods.
  In the 44 thirty-year periods beginning in 1926 and ending in 1998, the average annual return of stocks was higher than that of bonds, U.S. Treasury bills and inflation in all 44 time periods.
  From 1926 through 1998, the average annual return for this 73 year period was:
    11.2% for common stocks
    5.80% for high grade, long-term corporate bonds
    3.77% for U.S. Treasury bills

                                                                   Appendix VII
                                    S&P 500
                         PERFORMANCE HISTORY 1926-1998

                           [BAR CHART APPEARS HERE]

Yr. ANNUAL TOTAL RETURN
26                11.62
                   37.5
                   43.6
                   -8.4
                  -24.9
                  -43.3
                   -8.2
                     54
                   -1.4
                   47.7
                   33.9
                    -35
                   31.1
                      0
40                 -9.8
                   11.6
                   20.3
                   25.9
                   19.8
                   36.4
                   -8.1
                    5.7
                    5.5
                   18.8
50                 31.7
                     24
                   18.4
                  -0.01
                   52.6
                   31.6
                    6.6
                  -10.8
                   43.4
                     12
60                    0
                   26.9
                   -8.7
                   22.8
                   16.5
                   12.5
                  -10.1
                     24
                   11.1
                   -8.5
70                    4
                   14.3
                     19
                  -14.7
                  -26.5
                   37.2
                   23.8
                   -7.2
                    6.6
                   18.4
80                 32.4
                   -4.9
                   21.4
                   22.5
                    6.3
                   32.2
                   18.5
                    5.2
                   16.8
                   31.5
                   -3.2
                   30.4
                   7.67
                   9.99
                   1.31
95                37.43
96                23.07
97                33.36
98                28.58


Source: Stocks, Bonds, Bills and Inflation (SBBI), Analyzer Software, Ibbotson
      Associates, Inc., Chicago. All rights reserved.

  The above chart illustrates that, in any calendar year, the rate of return for stocks can be positive or negative. However, when viewed over the entire period of 73 years, stocks have had a positive return in more than two out of every three years. For the person with a long term view, the results of this pattern have been very rewarding.

 Appendix VIII
                                RANGE OF RETURNS
         Rolling Period Returns Using Ibbotson Asset Class Information*
                              (1960 through 1998)

                           [BAR CHART APPEARS HERE]

1 YEAR                       HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    83.569              -30.904          16.476
Large Cap Stocks (S&P 500)   37.430              -26.468          13.267
Corporate Bonds              42.562               -8.090           8.176
Government Bonds             29.097               -5.144           7.545
United States T-bills        14.709                2.127           5.672

5 YEAR                       HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    39.804              -12.252          14.504
Large Cap Stocks (S&P 500)   24.057               -2.356          10.984
Corporate Bonds              22.513               -2.222           7.445
Government Bonds             16.978                2.080           7.366
United States T-bills        11.115                2.834           5.974

10 YEAR                      HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    30.381               3.199           13.111
Large Cap Stocks (S&P 500)   19.185               1.238           10.277
Corporate Bonds              16.319               1.677            7.470
Government Bonds             13.126               3.484            7.584
United States T-bills         9.174               3.878            6.222

15 YEAR                      HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    23.326               5.872           14.081
Large Cap Stocks (S&P 500)   17.904               4.307           10.333
Corporate Bonds              13.659               3.077            7.601
Government Bonds             11.272               4.755            7.864
United States T-bills         8.323               4.556            6.593

20 YEAR                      HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    20.344              11.472           14.250
Large Cap Stocks (S&P 500)   17.747               6.761            9.732
Corporate Bonds              10.857               3.028            7.006
Government Bonds              9.851               4.836            7.451
United States T-bills         7.718               5.087            6.428

30 YEAR                      HIGH %              LOW %            MEAN %
ROLLING PERIOD               RETURN              RETURN           RETURN
--------------               ------              ------           ------
Small Cap                    15.099              12.052           12.642
Large Cap Stocks (S&P 500)   12.668               9.946            9.900
Corporate Bonds               9.142               6.801            7.086
Government Bonds              8.714               7.338            7.283
United States T-bills         6.770               6.339            6.010



Source: Ibbotson & Associates.
* Past performance is no guarantee of future results.

  The above chart illustrates the volatility in the rate of return for stocks, represented by Small Cap Stocks, Large Cap Stocks (S&P 500), Corporate Bonds, Government Bonds, and U.S. T-Bills for progressively longer holding periods. The volatility is reduced as the holding period is increased from one year to just five years. For holding periods of 10 years or longer, volatility of return is reduced even more. These longer holding periods have produced returns that are quite consistent, and are very attractive when compared with the returns from U.S. Treasury bills and high-grade, long-term corporate bonds.
  The strategy of reducing the year-to-year volatility in the rate of return for stocks by lengthening the holding period can work to the advantage of a person who buys a cash value life insurance policy like Variable Adjustable Life, and utilizes stock sub-accounts. That's because the holding period for such a policy typically can be extremely long--at least 10 years, and possibly 20, 30 or more years.

                                    PART II

                               OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

    The Facing Sheet.
    Cross Reference Sheet.

    Part I
        The prospectus consisting of 107 pages.

    Part II
        Undertakings - Indemnification; previously filed.
        Representation of Insurer Pursuant to (S)26 of the Investment Company Act of 1940.

        Minnesota Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the policies issued pursuant to this Registration Statement, in the aggregate, are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

The Signatures.
    Written consents of the following persons:
        Donald F. Gruber, Esq.
        KPMG Peat Marwick LLP
        Jaymes G. Hubbell, F.S.A.
        Jones & Blouch L.L.P.
    The following Exhibits:

A. Exhibits described in Item IX(A) of Form N-8B-2.

    (1) The indenture or agreement under the terms of which the trust was organized or issued securities.

          Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated October 21, 1985; previously filed as Exhibit A(1) to Registrant's Form S-6, File Number 33-64395, is hereby incorporated by reference.

    (2) The indenture or agreement pursuant to which the proceeds of payments of securities are held by the custodian or trustee, if such indenture or agreement is not the same as the indenture or agreement referred to immediately above.

            None.

    (3)   Distributing Policies:

          (a) Agreements between the trust and principal underwriter or between the depositor and principal underwriter.
                   Distribution Agreement; previously filed as Exhibit A(3)(a) to Registrant's Form S-6, File Number 33-64395, is hereby incorporated by reference.

          (b) Specimen of typical agreements between principal underwriter and dealers, managers, sales supervisors and salesmen.
                   Agent and General Agent Sales Agreements; previously filed as Exhibit A(3)(b) to Registrant's Form S-6, File Number 33-64395, is hereby incorporated by reference.

          (c) Schedules of sales commissions referred to in Item 38(c). Combined with the Exhibit listed under A.(3)(b) above.

    (4) Any agreement between the depositor, principal underwriter and the custodian or trustee other than indentures or agreements set forth above as paragraphs (1), (2) and (3) with respect to the trust or its securities.

              None.

    (5)   The form of each type of security.

          (a) Variable Adjustable Life Insurance Policy, form MHC-98-690.
          (b) Waiver of Premium Agreement, form MHC-98-917.
          (c) Estate Preservation Agreement, form MHC-95-943.
          (d) Single Life Term Insurance Agreement, form MHC-95-944.
          (e) Short Term Agreement, form MHC-E324.1 10-1998.
          (f) Protection Option Amendment, form MHC-98-946.
          (g) Variable Early Value Agreement, form MHC-98-940.

    (6) The certificate of incorporation or other instrument of organization and bylaws of the depositor.

          (a) The Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(6)(a) to Registrant's Form S-6, File Number 33-64395, Post-Effective Amendment Number 3, is hereby incorporated by reference.

          (b) Bylaws of the Depositor, previously filed as Exhibit A(6)(b) to Registrant's Form S-6, File Number 33-64395, Post-Effective Amendment Number 3, is hereby incorporated by reference.

    (7) Any insurance policy under a contract between the trust and the insurance company or between the depositor and the insurance company, together with the table of insurance premiums.

              None.

    (8) Any agreement between the trust or the depositor concerning the trust with the issuer, depositor, principal underwriter or investment adviser of any underlying investment company or any affiliated person of such persons.

              None.

    (9) All other material contracts not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.
              None.

   (10)   Form of application for a periodic payment plan certificate.


          (a)    New Issue Application - Part 1, form F. MHC-3198 10-1998.

          (b)    Supplement to Application - Part 1, form F. MHC-43186V 10-1998.

          (c) Application - Part 3 - Authorization New Issue, form F. MHC-42663 10-1998.

          (d)    Policy Change Application - Part 1, form F. MHC-44096 Rev.
                 10-1998.

          (e)    Policy Change Application - Part 3, form F. MHC-44098 Rev.
                 10-1998.

          (f) Variable Suitability Application - New Issue, form F. MHC-48653 10-1998.

          (g) Variable Suitability Application - Policy Change, form F. MHC-48654 Rev. 10-1998.

B. A Specimen or Copy of Each Security Being Registered.
        See Exhibits Listed under A.(5).

C. An opinion of counsel as to the legality of the securities being registered. Opinion and Consent of Donald F. Gruber, Esq.

D. Consent of KPMG Peat Marwick LLP.

E. Opinion and Consent of Mr. Jaymes G. Hubbell, F.S.A.

F. Consent of Jones & Blouch L.L.P.

G. Adjustment Computation Required by Rule 6e-2(b)(13)(v)(B).

        None.

H. Memorandum on Administrative Procedures with Respect to Issuance, Transfer and Redemption, Required by Rule 6e-2(b)(12)(ii).

I. Notice of Withdrawal Right and Statement of Charges Required by Rule 6e-2(b)(13)(viii)(c).

   (1) Notice of Withdrawal Right and Request for Cancellation of Policy, previously filed as Exhibit I(1) to Registrant's Form S-6, File Number 33-64395, Post-Effective Amendment Number 3, is hereby incorporated by reference.
   (2) Notice of Withdrawal Right and Request for Cancellation of Policy Adjustment, previously filed as Exhibit I(2) to Registrant's Form S-6, File Number 33-64395, Post-Effective Amendment Number 3, is hereby incorporated by reference.

J. Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Minnesota Life Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 29th day of April, 1999.

                                 MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                                     (Registrant)

                                 By: MINNESOTA LIFE INSURANCE COMPANY
                                                     (Depositor)



                                 By /s/ Robert L. Senkler
                                   ---------------------------------------------
                                                 Robert L. Senkler
                                         Chairman of the Board, President
                                           and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor, Minnesota Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 29th day of April, 1999.

                                 MINNESOTA LIFE INSURANCE COMPANY




                                 By /s/ Robert L. Senkler
                                   ---------------------------------------------
                                                 Robert L. Senkler
                                         Chairman of the Board, President
                                           and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


         Signature               Title                     Date
         ---------               -----                     ----

                           Chairman of the Board,      April 29, 1999
-------------------------- President and Chief
Robert L. Senkler          Executive Officer


*                          Director
--------------------------
Giulio Agostini

         Signature             Title                         Date
         ---------             -----                         ----

*                             Director
---------------------------
Anthony L. Andersen

*                             Director
---------------------------
John F. Grundhofer

*                             Director
---------------------------
David S. Kidwell, Ph.D.

*                             Director
---------------------------
Reatha C. King, Ph.D.



*                             Director
---------------------------
Thomas E. Rohricht

*                             Director
---------------------------
Michael E. Shannon


                              Director
---------------------------
Frederick T. Weyerhaeuser

/s/ Gregory S. Strong         Senior Vice President        April 29, 1999
---------------------------   (chief financial officer)
Gregory S. Strong

/s/ Gregory S. Strong         Senior Vice President        April 29, 1999
---------------------------   (chief accounting officer)
Gregory S. Strong

/s/ Dennis E. Prohofsky       Attorney-in-Fact             April 29, 1999
---------------------------
*By Dennis E. Prohofsky


* Pursuant to power of attorney dated April 12, 1999, a copy of which is filed herewith.

                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  ----------------------

   A(5)(a)      Variable Adjustable Life Insurance Policy, form MHC-98-690.

   A(5)(b)      Waiver of Premium Agreement, form MHC-98-917.

   A(5)(c)      Estate Preservation Agreement, form MHC-95-943.

   A(5)(d)      Single Life Term Insurance Agreement, form MHC-95-944.

   A(5)(e)      Short Term Agreement, form MHC-E324.1 10-1998.

   A(5)(f)      Protection Option Amendment, form MHC-98-946.

   A(5)(g)      Variable Early Value Agreement, form MHC-98-940.

   A(10)(a)     New Issue Application - Part 1, form F.MHC-3198 Rev. 10-1998.

   A(10)(b)     Supplement to Application - Part 1, form F.MHC-43186V 10-1998.

   A(10)(c) Application - Part 3 - Authorization New Issue, form F. MHC-42663 10-1998.

   A(10)(d)     Policy Change Application - Part 1, form F. MHC-44096 Rev.
                10-1998.

   A(10)(e)     Policy Change Application - Part 3, form F. MHC-44098 Rev.
                10-1998.

   A(10)(f) Variable Suitability Application - New Issue, form F. MHC-48653 10-1998.

   A(10)(g) Variable Suitability Application - Policy Change, form F. MHC-48654 Rev. 10-1998.

   C            Opinion and Consent of Donald F. Gruber, Esq.

   D            Consent of KPMG Peat Marwick LLP.

   E            Opinion and Consent of Mr. Jaymes G. Hubbell, F.S.A.

   F            Consent of Jones & Blouch L.L.P.

   J Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.